                                                               EXHIBITS 10.2 (a)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                AVERSTAR, INC.

                             APOLLO HOLDING, INC.

                              INTERMETRICS, INC.

                              PACER INFOTEC, INC.

               $8,333,000 Senior Term Notes due August 31, 2002
         $5,000,000 Senior Revolving Credit Notes due August 31, 2001
        $5,000,000 13.00% Senior Subordinated Notes due August 31, 2002

             $16,500,000 Senior Bridge Notes due February 28, 2001

     84,151.94 Shares of Non-Voting Class A Common Stock of Averstar, Inc.

    232,698.41 Shares of Non-Voting Class B Common Stock of Averstar, Inc.

    605,285.70 Shares of Non-Voting Class G Common Stock of Averstar, Inc.

                                  ----------

                             AMENDED AND RESTATED
                         SECURITIES PURCHASE AGREEMENT

                                  ----------

                               February 27, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Background; Authorization of Securities; Other Purchasers; etc. ......    1

2.   Sale and Purchase of Securities ......................................    4

3.   Closing ..............................................................    5

4.   Conditions to Closing.................................................    5

     4.1.    Representations and Warranties Correct .......................    5
     4.2.    Performance; No Default ......................................    5
     4.3.    Related Transactions .........................................    6
     4.4.    Compliance Certificate .......................................    7
     4.5.    Security Documents; Collateral ...............................    7
     4.6.    Opinions of Counsel for Pacer and the Companies ..............    8
     4.7.    Opinion of Your Special Counsel ..............................    9
     4.8.    Certain Additional Documents to be Delivered at or Prior to
              the Closing .................................................    9
     4.9.    Sale of Securities to Other Purchasers .......................    9
     4.10.   Legal Investment; Certificate ................................    9
     4.11.   Sale and Purchase Not Forbidden by Law .......................    9
     4.12.   Payment of Commitment Fee and Transaction Costs ..............    9
     4.13.   Proceedings and Documents ....................................    9

5.   Representations and Warranties .......................................   10

     5.1.    Organization, Standing, etc. of the Companies ................   10
     5.2.    Names; Jurisdiction of Incorporation, Subsidiaries, etc. .....   10
     5.3.    Qualification ................................................   10
     5.4.    Business, etc. ...............................................   10
     5.5.    Capital Stock ................................................   10
     5.6.    Financial Statements .........................................   11
     5.7.    Changes; Solvency, etc. ......................................   12
     5.8.    Tax Returns and Payments .....................................   12
     5.9.    Funded Debt, Current Debt, Liens, Investments, Transactions
              with Affiliates and Leases ..................................   12
     5.10.   Title to Properties; Liens; Leases ...........................   13
     5.11.   Litigation, etc. .............................................   13
     5.12.   Valid and Binding Obligations; Compliance with Other
              Instruments; Absence of Restrictions, etc. ..................   14
     5.13.   ERISA ........................................................   15

                                      (i)

     5.14. Consents, etc. ............................................... 16
     5.15. Proprietary Rights; Licenses ................................. 16
     5.16. Offer of Securities; Investment Bankers ...................... 17
     5.17. Government Regulation ........................................ 17
     5.18. Disclosure ................................................... 17
     5.19. Labor Relations; Suppliers, Distributors and Customers ....... 17
     5.20. Voting Provisions ............................................ 18

6.   Use of Proceeds; Regulation G, etc. ................................ 18

7.   Financial Statements and Information ............................... 18

8.   Inspection; Confidentiality ........................................ 23

9.   Prepayment of Notes ................................................ 24

     9.1.  Required Semi-Annual Prepayment Without Premium of Senior
            Term Notes .................................................. 24
     9.2.  Optional Prepayment Without Premium of Senior Bridge Notes ... 24
     9.3.  Optional Prepayment Without Premium of Senior Term Notes ..... 24
     9.4.  Optional Prepayment Without Premium of Subordinated Notes .... 25
     9.5.  Supplementary Optional Prepayments Without Premium of
            Subordinated Notes .......................................... 25
     9.6.  Optional Prepayment With Premium of Subordinated Notes ....... 26
     9.7.  Prepayment at the Option of Holders of Senior Notes and/or
            Subordinated Notes upon a Change of Control ................. 26
     9.8.  Allocation of Partial Prepayments of Notes ................... 28
     9.9.  Notice of Optional Prepayments of Notes ...................... 28
     9.10. Maturity; Accrued Interest; Surrender, etc. of Notes ......... 28
     9.11. Purchase of Notes ............................................ 28
     9.12. Payment on Non-Business Days ................................. 28
     9.13. Intentionally Omitted ........................................ 28
     9.14. Proceeds of Revolving Credit Loans Unavailable as a Source
            of Funds for Prepayments .................................... 28

10.  Subordination of Subordinated Notes ................................ 29

     10.1. Certain Definitions .......................................... 29
     10.2. Subordinated Indebtedness Subordinated to Superior
            Indebtedness; No Amendments ................................. 29
     10.3. Dissolution, Liquidation, Reorganization, etc. ............... 30
     10.4. No Payments With Respect to Subordinated Indebtedness in
            Certain Circumstances ....................................... 31
     10.5. Payments and Distributions Received .......................... 34

                                     (ii)

     10.6.   Subrogation ................................................   34
     10.7.   Notice .....................................................   34
     10.8.   Subordination Not Affected, etc. ...........................   35
     10.9.   Obligations Unimpaired .....................................   35
     10.10.  Holders of Subordinated Indebtedness Entitled to Assume
              Payments Not Prohibited in Absence of Notice ..............   35
     10.11.  References in Subordinated Notes to Terms of Subordination .   36
     10.12.  Reinstatement of Terms of Subordination ....................   36
     10.13.  Limitation on Right of Action ..............................   36

11.  Registration, etc. .................................................   37

     11.1.   Registration on Request ....................................   37
     11.2.   Incidental Registration ....................................   39
     11.3.   Permitted Registration .....................................   40
     11.4.   Registration Procedures ....................................   40
     11.5.   Indemnification ............................................   41
     11.6.   Restrictions on Other Agreements ...........................   42

12.  The Revolving Credit Facility ......................................   42

     12.1.   Certain Definitions ........................................   42
     12.2.   Revolving Commitment .......................................   43
     12.3.   Prepayments of the Senior Revolving Credit Notes ...........   44
     12.4.   Permanent Termination of Total Revolving Commitment ........   44
     12.5.   Notice of Prepayments or Terminations ......................   44
     12.6.   Pro Rata Treatment .........................................   44
     12.7.   Permanent Termination of the Total Revolving Commitment Upon
              the Occurrence of an Event of Default or a Change of
              Control ...................................................   45
     12.8.   Books and Records ..........................................   45

13.  Board Visitation Rights; Management Stock Option Plan ..............   46

14.  Covenants of the Companies .........................................   47

     14.1.   Books of Record and Account; Reserves ......................   47
     14.2.   Payment of Taxes; Corporate Existence; Maintenance of
              Properties; Compliance with Laws; Lines of Business;
              Proprietary Rights ........................................   47
     14.3.   Insurance ..................................................   48
     14.4.   Limitation on Discount or Sale of Receivables ..............   48
     14.5.   Limitation on Funded Debt and Current Debt .................   48
     14.6.   Limitation on Restricted Payments ..........................   51
     14.7.   Certain Financial Covenants ................................   52
     14.8.   Limitation on Tax Consolidation ............................   53

                                     (iii)

     14.9.   Limitation on Liens ........................................   53
     14.10.  Limitation on Transactions with Affiliates .................   53
     14.11.  Limitation on Investments ..................................   54
     14.12.  Limitation on Issuance of Shares of Subsidiaries ...........   54
     14.13.  Limitation on Subsidiary's Consolidation or Merger .........   54
     14.14.  Limitation on the Holding Company's Consolidation or Merger.   55
     14.15.  Limitation on Disposition of Property ......................   55
     14.16.  Limitation on Leasebacks ...................................   56
     14.17.  Modification of Certain Documents, Agreements and
              Instruments ...............................................   57
     14.18.  Further Assurances .........................................   57
     14.19.  Additional Subsidiaries ....................................   57

15.  Definitions ........................................................   58

     15.1.   Definitions of Capitalized Terms ...........................   58
     15.2.   Other Definitions ..........................................   75
     15.3.   Accounting Terms and Principles; Laws ......................   76

16.  Remedies ...........................................................   77

     16.1.   Events of Default Defined; Acceleration of Maturity ........   77
     16.2.   Suits for Enforcement, etc. ................................   81
     16.3.   No Election of Remedies ....................................   81
     16.4.   Remedies Not Waived ........................................   81
     16.5.   Application of Payments ....................................   81

17.  Registration, Transfer and Exchange of Securities ..................   82

18.  Replacement of Securities ..........................................   83

19.  Amendment and Waiver ...............................................   83

20.  Method of Payment of Securities ....................................   84

21.  Expenses; Indemnity ................................................   84

22.  Taxes ..............................................................   85

23.  Communications .....................................................   85

24.  Survival of Agreements, Representations and Warranties, etc. .......   86

25.  Successors and Assigns; Rights of Other Holders ....................   86

                                     (iv)

26.  Purchase for Investment; ERISA .....................................   87

27.  Governing Law; Jurisdiction; Waiver of Jury Trial ..................   88

28.  Rule 144A ..........................................................   89

29.  Miscellaneous ......................................................   89

Schedule I             Schedule of Purchasers

Exhibit l(d)(i)        Form of Senior Term Note
Exhibit l(d)(ii)       Form of Senior Revolving Credit Note
Exhibit l(d)(iii)      Form of Subordinated Note
Exhibit 1(d)(iv)       Form of Senior Bridge Note
Exhibit 1(f)           Form of Note Guarantee
Exhibit 1(g)           Form of Security Agreement
Exhibit 3              Wire Instructions
Exhibit 4.3(b)         Indebtedness to be Repaid at Closing
Exhibit 4.3(d)         Form of Stockholders Agreement
Exhibit 4.3(e)         Form of Holding Company's Charter
Exhibit 4.6            Opinion of each of Bingham Dana LLP and
                        Shereff, Friedman, Hoffman & Goodman, LLP
Exhibit 4.7            Opinion of Choate, Hall & Stewart
Exhibit 4.8            Additional Documents to be Delivered at or Prior to
                        the Closing
Exhibit 5.2            Names; Jurisdiction of Incorporation, Subsidiaries, etc.
Exhibit 5.5            Capital Stock
Exhibit 5.6(a)         Financial Statements
Exhibit 5.6(b)         Projected Financial Information
Exhibit 5.6(c)         Pro Forma Unaudited Balance Sheet
Exhibit 5.7            Restricted Payments
Exhibit 5.8            Tax Returns and Payments
Exhibit 5.9            Funded Debt, Current Debt, Liens, Investments,
                        Transactions with Affiliates and Leases
Exhibit 5.10           Title to Properties; Liens, Leases
Exhibit 5.12           Valid and Binding Obligations; Compliance with Other
                        Instruments; Absence of Restrictions, etc.
Exhibit 5.14           Consents
Exhibit 5.18           Disclosure Documents
Exhibit 5.20           Voting Provisions
Exhibit 6              Schedule of Sources and Uses
Exhibit 7(c)(v)        Information as to New Subsidiaries
Exhibit 12.2(b)        Form of Certificate (re: Revolving Credit Loans)

                                      (v)

                                AVERSTAR, INC.
                             APOLLO HOLDING, INC.
                              INTERMETRICS, INC.
                              PACER INFOTEC, INC.
                               23 Fourth Avenue
                        Burlington, Massachusetts 01803

                                                               February 27, 1998

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
1295 State Street
Springfield, Massachusetts 01111

Ladies and Gentlemen:

      AVERSTAR, INC., a Delaware corporation formerly named IP Technologies, Inc. (the "Holding Company"), APOLLO HOLDING, INC., a Delaware corporation ("Apollo"), INTERMETRICS, INC., a Delaware corporation ("Intermetrics") and PACER INFOTEC, INC., a Massachusetts corporation ("Pacer"), jointly and severally agree with you as follows. Certain terms used herein are defined in section 15.

1.    Background: Authorization of Securities: Other Purchasers: etc.
      ---------------------------------------------------------------

            (a) Pursuant to those certain Securities Purchase Agreements dated August 31, 1995, as amended by Amendment and Waiver of Securities Purchase Agreement dated "February __, 1996" and Amendment and Waiver No. 2 of Securities Purchase Agreement dated "May __, 1996" (the "Existing Securities Purchase Agreements"), among Apollo, Intermetrics (the successor by merger to IMT Acquisition Corp.), and each of the institutional investors named therein, (i) Apollo issued and sold: (A)
                                              -                           -
      18,400 shares of its Non-Voting Class A Common Stock, $.001 par value (the "Apollo A Shares"), (B) 50,880 shares of its Non-Voting Class B Common
                           -
      Stock, $.001 par value (the "Apollo B Shares"), and (C) its common stock
                                                           -
      purchase warrants (the "Apollo Warrants") evidencing rights to purchase in the aggregate 132,347 shares of its Voting or Non-Voting Class D Common Stock, $.001 par value; and (ii) Intermetrics issued and sold: (A) its
                                   --                                 -
      Senior Term Notes due August 31, 2002 in the aggregate principal amount of $8,333,000 (the "Intermetrics Senior Term Notes"), (B) its Senior
                                                          -
      Revolving Credit Notes due August 31, 2001 in the aggregate principal amount of $5,000,000 (the "Intermetrics Senior Revolving Credit Notes") and (C) its 13% Senior Subordinated Notes due August 31, 2002 in the
           -
      aggregate principal amount
      of $5,000,000 (the "Intermetrics Subordinated Notes" and, together with the Intermetrics Senior Term Notes and Intermetrics Senior Revolving Credit Notes, the "Intermetrics Notes").

            (b) Apollo and Intermetrics have informed you of the proposed consummation of the IES Spin Out and the Intermetrics/Pacer Transaction and, in connection therewith, the Exchange of Securities and the issuance of the Senior Bridge Notes, and the parties hereto are entering into this Agreement, the Other Securities Purchase Agreements and the Other Operative Documents to give effect thereto.

            (c) The Holding Company has authorized the issue and sale of:

                (i) 84,151.94 shares of Non-Voting Class A Common Stock, $.001 par value, of the Holding Company (herein, together with any shares of the Holding Company issued in exchange therefor or replacement thereof, including any shares issued upon conversion thereof, called the "Purchased A Shares");

                (ii) 232,698.41 shares of Non-Voting Class B Common Stock, $.001 par value, of the Holding Company (herein, together with any shares of the Holding Company issued in exchange therefor or replacement thereof, including any shares issued upon conversion thereof, called the "Purchased B Shares"); and

                (iii) 605,285.70 shares of Non-Voting Class G Common Stock,
            $.00l par value, of the Holding Company (herein, together with any shares of the Holding Company issued in exchange therefor or replacement thereof including any shares issued on conversion thereof, called the "Purchased G Shares"), convertible into 605,285.70 (subject to adjustment) shares of Class D Common Stock,
            3.001 par value, of the Holding Company.

            (d) The Note Issuers have authorized the issue and sale of:

                (i) their joint and several Senior Term Notes due August 31, 2002 (herein, together with any notes issued in exchange therefor or replacement thereof called the "Senior Term Notes") in the aggregate principal amount of $8,333,000. The Senior Term Notes shall bear interest at a per annum rate equal to the Adjusted LIBOR Rate as in effect from time to time. The Senior Term Notes are to be substantially in the form of Exhibit l(d)(i) attached hereto;
                                         ---------------

                  (ii) their joint and several Senior Revolving Credit Notes due August 31, 2001 (herein, together with any notes issued in exchange therefor or replacement thereof, called the "Senior Revolving Credit Notes") in the aggregate principal amount not to exceed $5,000,000. The Senior Revolving Credit Notes shall bear interest at a per annum rate equal to the Adjusted LIBOR Rate as in effect from time to time. The Senior Revolving Credit Notes are to be substantially in the form of Exhibit
                                                         -------
            1(d)(ii) attached hereto;
            --------

                  (iii) their joint and several 13.00% Senior
            Subordinated Notes due August 31, 2002 (herein, together with any notes issued in exchange therefor or replacement thereof, called the "Subordinated Notes") in the aggregate principal amount of $5,000,000. The Subordinated Notes are to be substantially in the form of Exhibit 1(d)(iii)
                                               -----------------
            attached hereto; and

                  (iv) their joint and several Senior Bridge Notes due February 28, 2001 (herein, together with any notes issued in exchange therefor or replacement thereof, called the "Senior Bridge Notes") in the aggregate principal amount of up to $16,500,000. The Senior Bridge Notes shall bear interest at a per annum rate equal to the Adjusted LIBOR Rate as in effect from time to time. The Senior Bridge Notes are to be substantially in the form of Exhibit 1
                                                         ---------
            (d)(iv) attached hereto.
            -------

      The Purchased A Shares, the Purchased B Shares and the Purchased G Shares are collectively referred to as the "Purchased Shares" and each as a "Purchased Share". The Senior Term Notes, the Senior Revolving Credit Notes and the Senior Bridge Notes are collectively referred to as the "Senior Notes" and each as a "Senior Note". The Senior Notes and the Subordinated Notes are collectively referred to as the "Notes" and each as a "Note". The Notes and the Purchased Shares are collectively referred to as the "Securities" and each as a "Security".

            (e) Interest on the Notes is payable quarterly on the last day of each February, May, August and November, commencing May 31, 1998, and at maturity. At the time of making each payment of interest on the Notes, the
      Note Issuers shall deliver to the holders of the Notes a spreadsheet setting forth in reasonable detail the amount (and the applicable rate or rates) (and all calculations made in determining the same) of interest accrued and paid on each Note and each Revolving Credit Loan outstanding during the applicable quarter (all such amounts being subject to review and approval by the holders of the Notes). In no event shall the amount paid or agreed to be paid by the Obligors as interest and premium on any Note exceed the highest lawful rate permissible under any law applicable thereto.

            (f) The Notes shall be guaranteed by each of the Subsidiaries of the Holding Company (other than any Note Issuer and other than Intermetrics

      Entertainment Software, LLC) pursuant to a Note Guarantee substantially in the form of Exhibit 1(f) attached hereto (each, a "Note Guarantee";
                  ------------
      collectively, the "Note Guarantees").

            (g) The Notes shall be secured by and entitled to the benefits of a first priority perfected Lien in all presently owned tangible and intangible property (whether real, personal or mixed) of the Holding Company and each of its Subsidiaries (whether now existing or hereafter acquired or organized) (other than Intermetrics Entertainment Software,
      LLC) pursuant to one or more security agreements substantially in the form of Exhibit 1(g) attached hereto (each a "Security Agreement";
         -----------
      collectively, the "Security Agreements"). The Note Guarantees and Security Agreements, together with any and all other agreements, documents and instruments heretofore or hereafter securing the Notes and/or any other obligations of the Holding Company and/or any of its Subsidiaries under any of the Operative Documents, as amended, modified or supplemented from time to time, are sometimes hereinafter referred to collectively as the "Security Documents" and each, individually, as a "Security Document". The properties and assets securing the Notes and/or such other obligations, together with any additions thereto or replacements or proceeds thereof, all as further described in the Security Documents, are sometimes referred to collectively as the "Collateral".

            (h) The Securities are to be issued under this Agreement and separate Securities Purchase Agreements (the "Other Securities Purchase Agreements") identical herewith (except as to the name and address of each of the other purchasers) being entered into concurrently by the Issuers with each of the other purchasers (the "Other Purchasers") named in
      Schedule I attached hereto. The issue of Securities to you and the issues
      ----------
      of Securities to each of the Other Purchasers are separate transactions and you shall not be liable or responsible for the acts or defaults of the Other Purchasers. This Agreement and the Other Securities Purchase Agreements amend, restate and supersede the Existing Securities Purchase Agreements.

2.    Sale and Purchase of Securities. The Issuers will issue and exchange or
      -------------------------------
sell to you and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Issuers contained herein and in the other Operative Documents, you will exchange and purchase from the Issuers, at the Closing, as specified in section 3, such Securities as are specified on that portion of Schedule I attached hereto as is applicable to you; provided that the
           ----------                                          --------
Note Issuers shall have specified the aggregate principal amount of the Senior Bridge Notes to be issued and sold at the Closing by written notice delivered to you at least two Business Days prior to the Closing Date. The Purchased A Shares, Purchased B Shares and Purchased G Shares shall be issued and exchanged at the Closing against delivery for cancellation of the Apollo A Shares, the Apollo B Shares and the Warrants, respectively. The Senior Term Notes, Senior Revolving Credit Notes and Subordinated Notes shall be issued and exchanged at the Closing against delivery for cancellation of the Intermetrics Senior Term Notes, Intermetrics Senior Revolving Credit Notes and Intermetrics Subordinated Notes, respectively. The purchase price of the Senior Bridge Notes to be issued at the Closing shall be 100% of the principal amount thereof. The Issuers, you and each of the Other Purchasers agree that the values ascribed to the Securities (which values shall be used by the Issuers, you and the Other Purchasers, as well as any subsequent holder of any of the Securities, for all purposes, including the preparation of tax returns) shall be determined in accordance with the foregoing and, if applicable, the values specified in section 2 of Existing Securities Purchase Agreements.

3.   Closing. The closing of the exchange, sale and purchase of the Securities
     -------
hereunder (the "Closing") shall take place at the office of Messrs. Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on February 27, 1998 (or on such other date (not later than February 27, 1998) as may be agreed to in writing by the Companies, you and each of the Other Purchasers) (the "Closing Date") not later than 11:00 A.M. Boston time (your reinvestment deadline). At the Closing, the Issuers will deliver to you the Securities to be issued to you at the Closing against payment of the purchase price thereof to (or for the benefit of) the Companies in immediately available funds in accordance with the wire instructions set forth on Exhibit 3 attached
                                                            ---------
hereto or against delivery of the securities to be exchanged therefor, as applicable. Delivery of the Securities to be issued to you at the Closing shall be made in the form of one or more Notes and certificates for the Purchased Shares, in such denominations and registered in such names as are specified on
Schedule I attached hereto and in each case dated, and in the case of the Notes,
----------
bearing interest from the Closing Date. If at the Closing the Issuers shall fail to tender the Securities to be delivered to you thereat as provided herein, or if at the Closing any of the conditions specified in section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such non-fulfillment.

4.   Conditions to Closing. Your obligation to exchange, purchase and pay for
     ---------------------
the Securities to be issued to you hereunder at the Closing is subject to the fulfillment to your satisfaction, prior to, at or in connection with the Closing, of the following conditions:

     4.1.  Representations and Warranties Correct. The representations and
           --------------------------------------
warranties made by the Companies herein and in the other Operative Documents shall have been correct when made and shall be correct at and as of the time of the Closing (after giving effect to the transactions consummated at the Closing).

     4.2.  Performance; No Default. The Companies shall have performed all
           -----------------------
agreements and complied with all conditions contained herein and in the other Operative Documents required to be performed or complied with by them prior to or at the Closing, including, without limitation, the conditions set forth in section 4.3, and at the time of the Closing, no Default or Event of Default shall exist and no condition shall exist which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

     4.3.  Related Transactions.
           --------------------

           (a) Pursuant to and in accordance with the terms of the Agreement and Plan of Merger dated as of January 22, 1998 by and between Pacer and Apollo (the "Merger Agreement") (the Merger Agreement and the other agreements, documents and instruments executed in connection therewith are sometimes collectively referred to as the "Merger Documents"), (i) the
                                                                     -
     Pacer Merger and the Apollo Merger (the "Mergers") shall have been consummated and shall have become effective, (ii) the former stockholders
                                                   --
     of Pacer and Apollo shall have received either cash or shares of Holding Company Common Stock in the manner specified in the Merger Agreement and
     (iii) Apollo, Intermetrics, Pacer and each of the Subsidiaries of Pacer
      ---
     shall have become Wholly-Owned Subsidiaries of the Holding Company. No stockholder of Apollo or Pacer shall have demanded an appraisal of its shares of stock in connection with the Mergers. All filings necessary to effectuate the Mergers, including, without limitation, the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and of the Articles of Merger with the Secretary of State of The Commonwealth of Massachusetts, shall have been made. No material condition under any of the Merger Documents for the benefit of Apollo and Intermetrics shall have been waived. The terms of the Merger Documents shall be satisfactory to you in all material respects.

           (b) After giving effect to the Closing, the Companies shall not have any Funded Debt or Current Debt other than that evidenced by the Notes and that which is specified on Exhibit 5.9 attached hereto. The Indebtedness of
                                -----------
     Pacer and its Subsidiaries specified on Exhibit 4.3(b) attached hereto
                                             --------------
     shall have been repaid in full and all related Liens shall have been terminated and you shall have received evidence of the foregoing (including, without limitation, payoff letters, mortgage discharges and UCC termination statements).

           (c) The capitalization of the Companies shall be in all respects satisfactory to you. Without limiting the generality of the foregoing, the Persons indicated on Exhibit 5.5 attached hereto shall have acquired the
                          -----------
     specified number of shares of Holding Company Common Stock for the specified consideration (to be paid in cash, unless otherwise noted on such exhibit), in each case upon terms satisfactory to you in all material respects.

           (d) You, each of the Other Purchasers, the Holding Company and each other Person who will own any shares of Holding Company Common Stock (or any securities convertible into or exercisable or exchangeable for such shares) immediately following the Closing shall have entered into the Stockholders Agreement substantially in the form of Exhibit 4.3(d) attached
                                                         --------------
     hereto (the "Stockholders Agreement") and such agreement shall be in full force and effect.

           (e) The Holding Company shall have amended its charter such that it is in the form of Exhibit 4.3(e) attached hereto.
                       --------------

           (f) The employment agreements dated August 31, 1995 (as amended, the "Employment Agreements") between Intermetrics and each of the following individuals: (i) Michael B. Alexander and (ii) Joseph A. Saponaro, shall
                   -                            --
     have been assigned to the Holding Company and, following the Closing, shall be amended pursuant to amendments in form and substance satisfactory to you in all material respects. Without limiting the generality of the foregoing, the Employment Agreements (as so amended) shall provide for the issuance of stock options to Messrs. Alexander and Saponaro exercisable for not more than 504,179.89 shares of Holding Company Common Stock upon terms and conditions satisfactory to you in all material respects.

           (g) The consulting agreement between Intermetrics and Westgate and the consulting agreement between Intermetrics and Levy/Schulte LLC, each dated August 31, 1995 (collectively, as amended, the "Consulting Agreements"), shall have been amended pursuant to amendments in form and substance satisfactory to you in all material respects and shall be in full force and effect. Without limiting the generality of the foregoing, each of the Consulting Agreements shall provide (or Westgate and Levy/Schulte LLC shall otherwise agree in writing) that payments under the Consulting Agreements are subject to the provisions of section 14.6.

           (h) The IES Spin Out shall have been consummated upon terms and conditions satisfactory to you in all material respects, and the IES Spin Out Documents shall be in form and substance satisfactory to you in all material respects.

     4.4.  Compliance Certificate. You shall have received an Officers'
           ----------------------
Certificate, dated the Closing Date, certifying that the conditions specified in sections 4.1 and 4.2 have been fulfilled.

     4.5.  Security Documents; Collateral.
           ------------------------------

           (a) The Security Documents shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect and all agreements, documents and instruments required to be executed, delivered, filed and/or recorded in connection therewith shall have been so executed, delivered, filed and/or recorded so as to perfect the Liens created by the Security Documents.

           (b) You and your special counsel shall be reasonably satisfied in all material respects as to: (i) the insurance coverages applicable to any portion of the Collateral; (ii) compliance by the Holding Company and each of its Subsidiaries with all laws, statutes, rules and regulations applicable to any portion or all of the

     Collateral (including those relating to permitting, zoning and/or to environmental matters); (iii) the title to the Collateral (and the absence
                              ---
     of any Liens (other than those permitted under section 14.9) or any outstanding claims); and (iv) the condition and value of the Collateral.
                               --

           (c) In connection with the foregoing, at or prior to the Closing, you shall have received the following items, each of which shall be in a form and substance satisfactory to you in all material respects:

               (i) a certificate or certificates of insurance evidencing the insurance coverages maintained by the Holding Company and its Subsidiaries, which certificates shall name the holders of the Notes as additional insureds and loss payees, as applicable, and shall demonstrate that the insurance policies evidenced thereby comply in all material respects with the terms of this Agreement, the Security Documents and the other Operative Documents relating to insurance matters;

               (ii) evidence of the recording, registration, filing, validity and priority of all financing statements and other instruments related to the Liens created by the Security Documents (and the payment of all related fees and taxes);

               (iii) lien searches (performed as of a recent date) from the applicable offices in each jurisdiction in which any of the assets and properties of the Holding Company or its Subsidiaries shall be located at or after the Closing, which searches shall not reveal any prior financing statement covering any portion or all of the Collateral (other than financing statements to be terminated at or prior to the Closing and those evidencing Liens permitted under section 14.9);

               (iv)  consents and waivers from each of the Persons named on
           Exhibit 5.14 attached hereto, including, without limitation, consents
           ------------
           from all applicable licensors, landlords, mortgagees, warehousemen, bailees and other similar persons; and

               (v) certificates evidencing all outstanding shares of each of the Holding Company's Subsidiaries, together with stock powers executed in blank.

     4.6.  Opinions of Counsel for Pacer and the Companies. At the Closing, you
           -----------------------------------------------
shall have received an opinion, each dated the Closing Date, from each of Bingham Dana LLP, counsel for Pacer, and Shereff, Friedman, Hoffman & Goodman, LLP, counsel for the

Companies, addressing the matters set forth on Exhibit 4.6 attached hereto and
                                               -----------
such other matters as you may reasonably request.

      4.7.  Opinion of Your Special Counsel. At the Closing, you shall have
            -------------------------------
received an opinion dated the Closing Date, from your special counsel, Messrs. Choate, Hall & Stewart, substantially in the form of Exhibit 4.7 attached
                                                     -----------
hereto.

      4.8.  Certain Additional Documents to be Delivered at or Prior to the
            ---------------------------------------------------------------
Closing. You shall have received the items specified on Exhibit 4.8 attached
-------                                                 -----------
hereto, each of which shall be in form and substance acceptable to you.

      4.9.  Sale of Securities to Other Purchasers. At the Closing, the Issuers
            --------------------------------------
shall issue to the Other Purchasers the Securities to be issued at the Closing by the Other Purchasers pursuant to the Other Securities Purchase Agreements and shall receive payment in full of the purchase price thereof.

      4.10. Legal Investment: Certificate. At the time of the Closing, your
            -----------------------------
exchange and purchase of the Securities to be issued pursuant hereto shall be permitted under the laws and regulations of any jurisdiction to which you are subject (without resort to any provision of any such law permitting limited investments by you without restriction as to the character of the particular investment), and you shall, if requested by you, have received an Officers' Certificate, dated the Closing Date, certifying as to such matters as you may request to enable you to determine whether your exchange and purchase is so permitted.

      4.11. Sale and Purchase Not Forbidden by Law. The offer, issue, exchange,
            --------------------------------------
sale and delivery by the Issuers of the Securities to be issued pursuant hereto and your exchange and purchase of such Securities at the Closing shall not be prohibited by and shall not subject you to any tax, penalty, liability or other onerous condition under or pursuant to any law, statute, rule or regulation.

      4.12. Payment of Commitment Fee and Transaction Costs. The Companies shall
            -----------------------------------------------
have paid (a) a nonrefundable commitment fee to you and the Other Purchasers in the aggregate amount of $123,750 (of which $10,000 has been paid), which fee shall be allocated among you and the Other Purchasers in proportion to the aggregate principal amount of the Senior Bridge Notes committed to be purchased by each, and (b) all fees, expenses and disbursements incurred by you and the Other Purchasers at or prior to the time of the Closing in connection with the transactions contemplated by the Operative Documents, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

      4.13. Proceedings and Documents. All proceedings in connection with the
            -------------------------
transactions contemplated by the Operative Documents and all agreements, documents and instruments incident to such transactions shall be satisfactory in substance and form to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or copies thereof as you or they may reasonably request.

5.    Representations and Warranties. The Holding Company, Apollo, Intermetrics
      ------------------------------
and Pacer jointly and severally represent and warrant that (after giving effect to the Mergers and the other transactions consummated at the Closing):

      5.1. Organization, Standing. etc. of the Companies. Each of the Companies
           ----------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as now conducted, and now proposed to be conducted, to execute, deliver and perform each of the Operative Documents to which it is (or is to be) a party and to consummate the transactions contemplated by the Operative Documents and no approval of the stockholders of any Company or any class thereof is required in connection therewith which has not been obtained.

      5.2. Names; Jurisdiction of Incorporation. Subsidiaries. etc. Exhibit 5.2
           -------------------------------------------------------  -----------
attached hereto correctly specifies as to each Company (a) its legal name, (b) the jurisdiction of its incorporation, (c) each jurisdiction (other than its jurisdiction of incorporation) in which it is qualified to do business and (d) each jurisdiction in which it conducts any business. All of Subsidiaries of the Holding Company are listed on Exhibit 5.2 attached hereto.
                              -----------

      5.3. Qualification. Each of the Companies is duly qualified or licensed to
           -------------
do business and is in good standing in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary, except for those jurisdictions in which the failure to be so qualified or licensed or to be in good standing has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

      5.4. Business, etc. The Companies are collectively engaged in the business
           -------------
(the "Business") of developing, marketing and selling the following services:
(a) systems engineering, software design services and software coding, including
 -
(i) analysis and design, (ii) coding development, test and integration and (iii)
 -                        --                                                ---
operational support and maintenance; (b) multimedia programming services,
                                      -
development software and computer multimedia systems; (c) tools for embedded
                                                       -
systems development and (d) software for operation and testing of manufacturing
                         -
plants and products, as further described in (1) the Confidential Memorandum
                                              -
dated April 1995 prepared by the Apollo with the assistance of Levy/Schulte LLC,
(2) the Pacer Offering Circular (attached as Exhibit J to the Merger Agreement)
 -
and (3) the Apollo Merger Materials (attached as Exhibit K to the Merger
     -                                           ---------
Agreement) (the "Disclosure Documents"), true, correct and complete copies of which have been furnished to you.

      5.5. Capital Stock. Exhibit 5.5 attached hereto correctly specifies as to
           -------------  -----------
each of the Companies (immediately after giving effect to the consummation of the Mergers and the other transactions consummated at the Closing), (a) the
                                                                     -
number of shares of each class of and series of its authorized capital stock and the number of shares thereof issued and/or outstanding (including treasury shares), (b) the number (and percentage) of such issued and/or outstanding
          -
shares owned by each other Company and (c) the name of each other holder, if
                                        -
any, of such shares, together with the number (and percentage) of shares of each class and series held by such other holder. Except as set forth on Exhibit 5.5
                                                                   -----------
attached hereto, (x) all of the outstanding shares of stock of each Company
                  -
(including all such shares issued pursuant hereto) are, and all shares of Holding Company Common Stock issued upon conversion of shares of one class or series into shares of another class or series will be, validly issued, fully paid and non-assessable and, except as set forth in the Stockholders Agreement, not subject to preemptive or similar rights on the part of any other Person, and all of such shares have been (or will have been) offered, issued and sold by the issuers thereof in accordance with all applicable laws, (y) the outstanding
                                                         -
shares of stock of each Company are owned of record and beneficially by the Persons indicated on Exhibit 5.5 attached hereto and, to the best of the
                     -----------
Companies' knowledge, free of any Lien, proxy, voting agreement, voting trust, shareholders agreement or similar agreement or restriction (other than the Stockholders Agreement), and (z) except as set forth in the Stockholders
                              -
Agreement and except as set forth on Exhibit 5.5 attached hereto, (i) there are
                                     -----------                   -
no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance by, any Company of any of its capital stock or securities convertible into or exercisable or exchangeable for such stock; (ii) there are
                                                                 --
no agreements on the part of any Company to issue, sell or distribute any of its securities or assets; (iii) no Company has any obligation (contingent or
                       ---
otherwise) to purchase, redeem or otherwise acquire any of its securities or any interest therein or to pay any dividend or make any distribution in respect thereof; and (iv) no Person is entitled to any rights with respect to the
              --
registration of any securities of any Company under the Securities Act (or the securities laws of any other jurisdiction).

      Since August 31, 1995, no issue or sale of securities or other transaction or event has occurred which required or requires under the terms of the Apollo Warrants any adjustment to the Exercise Price (as defined in the Apollo Warrants) of the Apollo Warrants and/or any change in the number or kind of Warrant Shares (as defined in the Apollo Warrants) issuable upon exercise thereof.

      5.6. Financial Statements. You have been furnished with:
           --------------------

           (a) the financial statements referred to on Exhibit 5.6(a) attached
                                                       --------------
      hereto, which financial statements are complete and correct in all material respects (subject, in the case of any unaudited financial statements, to normal year-end and audit adjustments), have been prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) applied on a consistent basis throughout the periods covered thereby and present fairly in all material respects the financial position and the results of operations and cash flows of the Person(s) purported to be covered thereby as at the respective dates and for the respective periods indicated in conformity with GAAP (subject, in the case of any unaudited financial statements, to normal year-end and audit adjustments and the absence of footnotes);

            (b) the projections referred to on Exhibit 5.6(b) hereto, which
                                               --------------
      projections were prepared in good faith, are based upon assumptions that the Companies believe are reasonable and, to the best of the Companies' knowledge, take into account all material adverse information regarding the matters set forth therein; and

            (c) the pro forma unaudited balance sheet of the Companies referred to on Exhibit 5.6(c) hereto, which balance sheet fairly presents the
            --------------
      consolidated financial position of the Companies as at December 31, 1997, adjusted on a pro forma basis to give effect to the consummation of the Mergers and the other transactions contemplated by the Operative Documents, and reflects all known liabilities of the Companies, contingent or other, as at the Closing Date, required by GAAP to be reflected therein.

      5.7.  Changes: Solvency, etc. Since December 31, 1997: (a) there has been
            -----------------------                           -
no change in the assets, liabilities or financial condition of the Companies (or any of them) from that set forth in the balance sheets as at such date referred to on Exhibit 5.6(a) attached hereto, other than changes which have not been,
      --------------
either in any case or in the aggregate, materially adverse; (b) no condition or
                                                             -
event has occurred which has resulted in, or could reasonably be expected to result in, a Material Adverse Change; and (c) except as set forth on Exhibit 5.7
                                           -                         -----------
attached hereto, no Restricted Payment or Restricted Investment has been, directly or indirectly, declared, ordered, paid or made. Each of the Companies is Solvent.

      5.8.  Tax Returns and Payments. Each Company has filed all tax returns
            -------------------------
required by law to be filed and has paid all taxes and assessments shown to be due and payable on such returns and all other governmental charges levied upon any of its properties, assets, income, franchises or sales other than those not yet delinquent. The income tax liability of each Company has been finally determined by all applicable foreign and domestic, federal, state and local governmental authorities, including, without limitation, the Internal Revenue Service, and satisfied, or the time for audit has expired, for all fiscal years through the fiscal year specified as applicable for such Company on Exhibit 5.8
                                                                    -----------
attached hereto. None of the Companies has executed any waiver or waivers that would have the effect of extending the applicable statute of limitations in respect of income tax liabilities. The charges, accruals and reserves in the financial statements of the Companies referred to on Exhibit 5.6(a) attached
                                                     --------------
hereto in respect of taxes for all fiscal periods are adequate, and there are no known unpaid assessments for additional taxes for any fiscal period or of any basis therefor.

      5.9.  Funded Debt. Current Debt, Liens, Investments, Transactions with
            ----------------------------------------------------------------
Affiliates and Leases. Exhibit 5.9 attached hereto correctly describes:
---------------------  -----------

            (a) all Funded Debt and Current Debt of the Companies to be outstanding immediately following the Closing (other than that evidenced by the Notes and the Note Guarantees);

            (b) all Liens to which any of the properties and assets of the Companies will be subject immediately following the Closing (other than those of the character described in section 14.9(b));

            (c) all Investments of the Companies to be owned or held immediately following the Closing (other than Investments of the character described in clauses (b) through (e), inclusive, of the definition of Permitted Investments);

            (d) all Affiliates of the Companies and all transactions with Affiliates of the Companies which were consummated during the 12-month period ended on the Closing Date or which the Companies are now obligated or now intend to consummate at any time in the future; and

            (e) each lease under which the Companies are lessees and the name of the lessor, the lessee, the property leased, the annual Rental Obligations payable thereunder and the term thereof.

      5.10. Title to Properties; Liens; Leases.
            ----------------------------------

            (a) Except as set forth in Exhibit 5.10 attached hereto, the
                                       ------------
      Companies have good and marketable title to all of their respective properties and assets, including, without limitation, the properties and assets reflected in the balance sheets, dated December 31, 1997, referred to on Exhibit 5.6(a) attached hereto, except properties and assets
            --------------
      disposed of since such date in the ordinary course of business, free and clear of all Liens (other than Liens permitted under section 14.9). Each Company enjoys peaceful and undisturbed possession under all leases under which it operates, and all of such leases are valid, subsisting and in full force and effect.

            (b) Exhibit 5.10 attached hereto fully and correctly sets forth the
                ------------
      address of each location at which any properties and assets of the Companies are to be located (immediately after the Closing and after giving effect to the Intermetrics/Pacer Transaction and the other transactions contemplated hereby).

      5.11. Litigation, etc. There is no action, proceeding or investigation
            ----------------
pending or, to the best of the Companies' knowledge, threatened (or any basis therefor known to the Companies) which questions the validity of any of the Operative Documents or any action taken or to be taken pursuant thereto or which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. There is no outstanding judgment, decree or order which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

      5.12. Valid and Binding Obligations; Compliance with Other Instruments;
            ----------------------------------------------------------------
Absence of Restrictions, etc.
-----------------------------

            (a) Each of the Operative Documents to which any Company is a party has been duly authorized by such Company and constitutes the valid and legally binding obligation of such Company, enforceable against it in accordance with its terms.

            (b) None of the Companies is in violation of or in default under any term of its charter, by-laws or other organizational document, or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to it or any of its properties and assets, in any way which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Without limiting the generality of the foregoing, each Company is in compliance with (and neither it nor any of its predecessors in interest has received any notice to the contrary) and there is no reasonable possibility of any liability of or any judgment, decree or order binding upon or applicable to any Company or any of their respective properties or assets under or on account of any Environmental Laws, except where the same has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

            (c) Except as set forth on Exhibit 5.12 attached hereto, the
                                       ------------
      execution, delivery and performance of and the consummation of the transactions contemplated by the Operative Documents will not violate or constitute a default under, or permit any Person to accelerate or to require the prepayment of any Indebtedness of any Company or to terminate any material lease or agreement of any Company pursuant to, or result in the creation of any Lien (other than the Liens created by the Security Documents) upon any of the properties or assets of any Company pursuant to, any term of the charter, by-laws or other organizational document of any Company or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to any Company or any of its properties and assets.

            (d) Except as set forth on Exhibit 5.12 attached hereto, none of the
                                       ------------
      Companies is a party to or bound by or subject to any charter, by-law or other organizational document, or any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation (i) which
                                                                 -
      restricts its right or ability to incur Indebtedness, to issue securities or to consummate the transactions contemplated hereby; (ii) under the
                                                              --
      terms of or pursuant to which its obligation to pay all amounts due from it and/or to perform all obligations imposed on it and/or to comply with the terms applicable to it under any of the Operative Documents is in any way restricted or (iii) which restricts its right or
                                             ---
      ability to pay dividends and/or to make any other distributions in respect of its capital stock, to mortgage or dispose of or to grant Liens on any of its properties, to consummate any merger, consolidation or acquisition, to make Investments or capital expenditures, to enter into and perform leases, to pay executive compensation and/or to conduct its business as now conducted and now proposed to be conducted.

            (e) The provisions of the Security Documents are effective to create in favor of and for the benefit of the holders of the Notes legal, valid and enforceable Liens in and on all of the right, title and interest of the Companies in and on all of their respective personal properties and assets. At the Closing, by virtue of (i) the recording and filing of the
                                            -
      financing statements, registrations and other instruments specified on
      Exhibit 5.12 attached hereto in the applicable offices listed on such
      ------------
      exhibit, all of which recordings and filings will have been made and will be in full force and effect at or prior to the Closing, and (ii) the
                                                                   --
      delivery to the holders of the Notes of certificates evidencing all of the outstanding shares of each Subsidiary of the Holding Company, there shall have been created in favor of the holders of the Notes fully perfected first and prior Liens in and on all right, title and interest of the Companies in and on all of their respective personal properties and assets. The Security Documents, including the schedules thereto (if any), contain true, correct and complete descriptions of the properties and assets of the Companies adequate for the proper and complete creation, registration and enforcement of the Liens contemplated thereby. No other filing or action is required in order to perfect such Liens.

      5.13. ERISA.
            -----

            (a) The Companies and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance which have not resulted in, and could not reasonably be expected to result in, a Material Adverse Change. Neither the Companies nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Companies or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Companies or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not individually or in the aggregate result in a Material Adverse Change.

            (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

            (c) The Companies and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate could result in a Material Adverse Change. The Companies and their ERISA Affiliates have made all required contributions to Multiemployer Plans. Neither the Companies nor any ERISA Affiliate has incurred, nor would reasonably expect to incur, any Withdrawal Liability upon a complete or partial withdrawal from any Multiemployer Plan that individually or in the aggregate could result in a Material Adverse Change. To the best of the Companies' knowledge, no Multiemployer Plan is, or is reasonably expected to be, insolvent, in reorganization or terminated within the meaning of Title IV of ERISA.

            (d) The Companies have no postretirement benefit obligation (determined in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code).

            (e) The consummation of the transactions contemplated by the Operative Documents will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Companies in the first sentence of this section 5.13(e) is made in reliance upon and subject to the accuracy of your representation in section 26(b) as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

      5.14. Consents, etc. No consent, approval or authorization of, or
            --------------
declaration or filing with, or other action by, any Person is required on the part of any Company as a condition precedent to the valid execution, delivery and performance of and the consummation of the transactions contemplated by the Operative Documents and/or the exercise by any holder of any Securities of any of its rights in respect thereof, other than those specified on Exhibit 5.14
                                                                ------------
attached hereto, all of which have been obtained, are unconditional and are in full force and effect. Without limiting the generality of the foregoing, no filing under the Clayton Act or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is required in connection with the Mergers, and no notice or payments to employees is required under The Worker Adjustment and Retraining Notification Act, 29 U.S.C. (S). 2101 et seq., in connection with the Mergers.

      5.15. Proprietary Rights; Licenses. The Companies have all Proprietary
            ----------------------------
Rights and Licenses as are adequate for the conduct of their respective businesses as now conducted and now proposed to be conducted, without any known conflict with the rights of others. Each such Proprietary Right and License is in full force and effect, all material obligations with respect thereto have been fulfilled and performed and there is no infringement thereon by any other Person. No default in the performance or observance by the Companies (or any of their predecessors in interest) of their obligations thereunder has occurred which permits, or after notice of lapse of time or both would permit, the revocation or termination of any Proprietary Right or License or which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

      5.16. Offer of Securities; Investment Bankers. None of the Companies nor
            ----------------------------------------
any Person acting on their behalf (a) has directly or indirectly offered the
                                   -
Securities or any part thereof or any similar securities for issue or sale to, or solicited any offer to buy any of the same from, anyone other than you and the Other Purchasers and not more than 5 other institutional investors, (b) has
                                                                         -
taken or will take any action which would bring the issuance, exchange and sale of the Securities within the provisions of Section 5 of the Securities Act or the registration or qualification provisions of any applicable blue sky or other securities laws, (c) has dealt with any broker, finder, commission agent or
                  -
other similar Person in connection with the sale of the Securities and the other transactions contemplated by the Operative Documents, other than Quarterdeck Investment Partners, Inc., or (d) is under any obligation to pay any broker's
                               -
fee, finder's fee or commission in connection with such transactions, other than fees to Quarterdeck Investment Partners, Inc., which fees are the obligation solely of the Companies.

      5.17. Government Regulation. The Companies are not subject to regulation
            ---------------------
under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, each as amended.

      5.18. Disclosure. Neither this Agreement, the Other Securities Purchase
            ----------
Agreements, the Securities, the Stockholders Agreement, the Merger Agreement, the Disclosure Documents nor any of the other items specified on Exhibit 5.18
                                                                 ------------
attached hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which such statements were made, it being understood that, except as set forth in section 5.6, no representation or warranty is made with respect to any projections or other prospective financial information. There is no fact known to the Companies which has resulted in, or could reasonably be expected to result in, a Material Adverse Change which has not been set forth in this Agreement, the other Operative Documents and the other documents, certificates and written statements referred to above in this section 5.18.

      5.19. Labor Relations; Suppliers, Distributors and Customers. No dispute
            ------------------------------------------------------
involving employees of the Companies or the Companies' relationships with their employees has resulted in, or could reasonably be expected to result in, any Material Adverse Change. The relationships with the suppliers to and distributors for and customers of the Companies are satisfactory commercial working relationships and, during the 12-month period ended on the Closing Date, no such supplier, distributor or customer has cancelled or otherwise terminated its relationship with or decreased its services, supplies or materials to or its usage or purchase of the services or products of any Company in a manner which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. The Companies are not aware of any intention of any such supplier, distributor or customer to take any such action.

      5.20. Voting Provisions. Except as set forth on Exhibit 5.20 attached
            -----------------                         ------------
hereto, neither the charter, the bylaws nor any other agreement, document or instrument binding on or applicable to the Holding Company contains any provision requiring a higher voting requirement with respect to action taken (and/or to be taken) by the Board of Directors or the holders of the capital stock of the Holding Company than that which would apply in the absence of such provision.

6.    Use of Proceeds; Regulation G, etc.
      -----------------------------------

            (a) The proceeds of the sale of the Senior Bridge Notes will be used on the Closing Date to finance, in part, the obligations of the Companies incurred in connection with the Mergers, as set forth in the schedule of sources and uses attached as Exhibit 6 hereto, and any remaining balance
                                   ---------
      of such proceeds will be used for general corporate purposes of the Holding Company and its Subsidiaries. The proceeds of the Revolving Credit Loans made after the Closing will be used for working capital purposes of the Holding Company and its Subsidiaries and Intermetrics Entertainment Software, LLC (subject to the provisions of section 14.11).

            (b) Neither the Holding Company nor any of its Subsidiaries owns, and the Holding Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, use any part of the proceeds of the sale of the Securities for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called a "margin security") or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute the transactions contemplated by the Operative Documents a "purpose credit" within the meaning of said Regulation G or cause this Agreement or any of the other Operative Documents to violate Regulation G or any other regulation of the Board of Governors of the Federal Reserve System, or the Exchange Act or any other applicable law, statute, regulation, rule, order or restriction.

7.   Financial Statements and Information. The Companies will furnish to you in
     ------------------------------------
duplicate, so long as you shall be obligated to purchase Securities hereunder or shall hold any of the Securities, and to each other institutional holder from time to time of any of the Securities:

            (a) as soon as available and in any event within 30 days (35 days in the case of the first three months of each fiscal year) after the end of each monthly accounting period in each fiscal year of the Holding Company, the consolidated and consolidating balance sheets of the Holding Company and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income, retained earnings and cash flows for such period and for the portion of such fiscal year ended on the last day of such period, in each case setting forth in comparative form the corresponding figures for the same period and portion of the next preceding fiscal year and the corresponding figures from the budgets for such period and for the fiscal year which includes such period;

            (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Holding Company, the consolidated and consolidating balance sheets of the Holding Company and its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income, retained earnings and cash flows for such year, in each case setting forth in comparative form the corresponding audited figures for the next preceding fiscal year and the corresponding unaudited figures from the budget for such fiscal year, all in reasonable detail and accompanied by the standard unqualified report on such audited consolidated financial statements of the Holding Company and its Subsidiaries of Ernst & Young LLP or other accountants of recognized national standing selected by the Holding Company and satisfactory to the Required Holders of each class of Securities, which report shall (i) state
                                                                        -
      that the audit of such accountants in connection with such consolidated financial statements has been conducted in accordance with generally accepted auditing standards and that such accountants believe that such audit provides a reasonable basis for their opinion, (ii) contain the
                                                            --
      other statements required from time to time by the American Institute of Certified Public Accountants for an auditor's standard unqualified opinion (and shall not contain any additional explanatory paragraph concerning uncertainties or other matters), (iii) include the opinion of such
                                        ---
      accountants that such consolidated financial statements present fairly in all material respects the consolidated financial position of the Holding Company and its Subsidiaries as at the end of such fiscal year and the consolidated results of operations and cash flows for such fiscal year, in conformity with GAAP, (iv) state that each holder of the Securities may
                             --
      rely upon such report and (v) be accompanied by a separate certificate
                                 -
      from such accountants
      which shall state (A) that such accountants are familiar with the terms of
                         -
      the Operative Documents and provide negative assurance relative to compliance with the applicable covenants of the Operative Documents as they relate to accounting matters and (B) whether or not their examination
                                             -
      has disclosed the existence, during or at the end of the fiscal year covered by such financial statements and/or the date of such certificate, of (x) any "reportable condition" (as defined in Statement on Auditing
          -
      Standards No. 60 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants) in the internal control structure of the Holding Company or any of its Subsidiaries, (y) any
                                                                    -
      Change of Control or (z) any Default or Event of Default and, if their
                            -
      examination has disclosed such a condition or event, specifying in reasonable detail the nature and period of existence thereof;

            (c) together with each delivery of financial statements pursuant to sections 7(a) and 7(b), an Officers' Certificate which shall:

                  (i) certify that such financial statements have been prepared in accordance with GAAP (subject, in the case of any unaudited financial statements, to normal year-end and audit adjustments and the omission of footnotes) applied on a consistent basis throughout the periods covered thereby and present fairly in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Holding Company and its Subsidiaries as at the end of and for the periods covered thereby in conformity with GAAP;

                  (ii) state that, after due inquiry, the signers do not have knowledge of the existence, during the fiscal period covered by such financial statements or as at the date of such Officers' Certificate, of (A) any "reportable condition" in the internal
                             -
            control structure of the Holding Company or any of its Subsidiaries,
            (B) any Change of Control or (C) any Default or Event of Default,
             -                            -
            or, if such is not the case, specifying in reasonable detail the nature and period of existence thereof and what action the Holding Company or the applicable Subsidiary has taken, is taking and proposes to take with respect thereto;

                  (iii) show in reasonable detail all computations required to demonstrate compliance, during and at the end of the fiscal period covered by such financial statements, with the provisions of sections 14.5, 14.6, 14.7, 14.15 and 14.16;

                  (iv) include management's discussion and analysis of the
            financial condition and the results of operations of the Holding Company and its Subsidiaries (containing on a quarterly basis in all material respects the information specified therefor by Regulation S-K of the Commission under the Exchange Act) as at the end of and for the fiscal periods covered by such financial statements, including a discussion of any significant variation from the budgets for such periods delivered pursuant to section 7(h); and

                  (v) if there shall exist any Subsidiary of the Holding Company as of the date of such Officers' Certificate which did not exist as of the date of the last Officers' Certificate delivered pursuant to this section 7(c), specify with respect to each such Subsidiary the information called for by Exhibit 7(c)(v) and contain a brief
                                      ---------------
            description of the nature of each such Subsidiary's business and certify' that, in connection therewith, all Security Documents required under the Operative Documents (including Note Guarantees) have been executed and delivered to the holders of the Notes and have been duly filed, recorded and/or registered in all applicable offices in accordance with section 14.18;

            (d) as promptly as practicable (but in any event not later than 10 days) after receipt thereof, copies of all reports or written comments (including, without limitation, audit reports, so-called management letters and any other reports or communications with respect to the internal control structure of the Holding Company or any of its Subsidiaries) submitted by independent accountants or other management consultants;

            (e) at such time as any securities of the Holding Company or any Subsidiary of the Holding Company are publicly held, as promptly as practicable (but in any event not later than 10 days) after the same are available, copies of (i) all material press releases issued by the Holding
                            -
      Company or any Subsidiary of the Holding Company, and all notices, proxy statements, financial statements, reports and documents as the Holding Company shall send or make available generally to its stockholders or as any Subsidiary of the Holding Company shall send or make available generally to its stockholders other than the Holding Company and (ii) all
                                                                        --
      periodic and special reports, documents and registration statements (other than on Form S-8) which the Holding Company or any Subsidiary of the Holding Company furnishes or files, or any officer or director or stockholder of the Holding Company or any of its Subsidiaries furnishes or files with respect to the Holding Company or any of its Subsidiaries, with the Commission (or any analogous foreign governmental authority) or any securities exchange;

            (f) as promptly as practicable (but in any event not later than 10 days) after any executive officer of the Holding Company or any of its Subsidiaries becomes aware of the occurrence of any of the following conditions or events, an Officers' Certificate specifying in reasonable detail the nature and period of existence thereof, what action the Holding Company or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto: (i) with respect to any
                                  -

Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of
                                                   --
steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by either Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
(iii) any event, transaction or condition that could result in the incurrence of
 ---
any liability by either Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of either Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, has resulted in, or could reasonably be expected to result in, a Material Adverse Change;

     (g) as promptly as practicable (but in any event not later than five days) after the occurrence of any Default or Event of Default, or of any condition or event which has resulted in, or could reasonably be expected to result in, a Material Adverse Change, an Officers' Certificate specifying in reasonable detail the nature and period of existence thereof, what action the Holding Company or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto and the date, if any, on which it is estimated the same will be remedied;

     (h) as promptly as practicable (but in any event not later than 30 days) prior to the end of each fiscal year of the Holding Company, an annual budget prepared on a monthly basis for the Holding Company and its Subsidiaries for the succeeding fiscal year (displaying anticipated balance sheets and statements of income, retained earnings and cash flows) and, promptly upon preparation thereof, any other significant budgets which the Holding Company or any of its Subsidiaries prepares and any revisions of such annual or other budgets;

     (i) as promptly as practicable (but in any event not later than 10 days) after receipt thereof, copies of all notices and communications given or received by the Holding Company or any of its Subsidiaries under the Merger Documents;

     (j) such other material information relating to the Holding Company or any of its Subsidiaries as shall be furnished to any bank, financial institution or other Person to which the Holding Company or any of its Subsidiaries is indebted for borrowed money or for any letters of credit (or similar instruments) (other than information relating solely to collateral therefor);

             (k) as promptly as practicable (but in any event not later than five days) after the occurrence of any condemnation, taking or destruction of or damage to (whether or not covered by insurance) any of the Collateral having a fair market value in excess of $250,000, an Officers' Certificate specifying in reasonable detail the nature of such event, what action the Holding Company or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto and the date, if any, on which it is estimated the same will be remedied; and

             (l) such other information as from time to time may reasonably be requested.

8.    Inspection: Confidentiality.
      ---------------------------

            (a) The Holding Company will, and will cause each of its Subsidiaries to, permit any Person designated by any institutional holder of any of the Securities on reasonable notice and during normal business hours and at such holder's expense (unless a Default or Event of Default shall have occurred and be continuing, in which case, at the Companies' expense), to visit and inspect any of the properties of the Holding Company and its Subsidiaries, to examine their books and records (and to make copies thereof and take extracts therefrom) and to discuss their affairs, finances and accounts with and to be advised as to the same by, their officers, consultants, counsel and accountants, all at such reasonable times and intervals as such holder may desire; provided that
                                                                --------
      (i) unless a Default or Event of Default shall have occurred and be
       -
      continuing, there shall not be more than two such inspections during any fiscal year of the Holding Company or any of its Subsidiaries and (ii) the
                                                                         --
      Holding Company may prohibit any individual conducting any such inspection from visiting, inspecting and examining any property, book or record (or any pad thereof) if, but only to the extent that, a U.S. Department of Defense security clearance is required therefor, unless such individual has such clearance.

            (b) Each holder of any Securities agrees by its acceptance thereof to use its best efforts to keep confidential and not to disclose to any other Person any non-public information concerning the Companies which is furnished by the Companies to such holder pursuant to this Agreement or any of the other Operative Documents and which is designated in writing as confidential (collectively "Confidential Information"); provided, however,
                                                              --------
      no holder shall be liable to the Companies or any other Person for any breach of this section 8(b). The term "Confidential Information" shall not include, however, any information which (x) was publicly known or
                                               -
      otherwise known to any holder at the time of disclosure by the Companies to any holder; (y) subsequently becomes publicly known through no act or
                      -
      omission of any holder or its agent or (z) becomes known to any holder
                                              -
      otherwise than through disclosure by the Companies. Notwithstanding the foregoing, each holder of any Securities may disclose Confidential
      Information: (i)
                    -
     with the consent of the Holding Company (which shall not be unreasonably withheld or delayed); (ii) when required by law or regulation; (iii) in
                            --                                       ---
     any report, statement or testimony submitted by such holder to any regulatory body having or claiming to have jurisdiction over such holder;
     (iv) to the National Association of Insurance Commissioners or any
      --
     similar organization or to any rating agency; (v) to the officers,
                                                    -
     directors, employees, agents, representatives and professional consultants of such holder and of such holder's Affiliates; (vi) after
                                                                  --
     the occurrence of an Event of Default, in connection with the preservation, exercise and/or enforcement of any of such holder's rights or remedies under this Agreement and the other Operative Documents; (vii)
                                                                          ---
     in connection with any contemplated transfer of any of the Securities held by such holder to any institutional investor or financial institution; (viii) in a response to any summons, subpoena or other legal
                   ----
     process or in connection with any judicial or administrative proceeding or inquiry; or (ix) to correct any false or misleading information which
                     --
     may become public concerning the relationship of such holder to the Companies or any of their respective Subsidiaries and/or the transactions contemplated hereby.

9.   Prepayment of Notes.
     -------------------

     9.1.  Required Semi-Annual Prepayment Without Premium of Senior Term Notes.
           --------------------------------------------------------------------
In addition to paying the entire outstanding principal amount and the interest due on the Senior Term Notes on the maturity date thereof, on the last day of each February and August, commencing February 28, 1998, until the Senior Term Notes have been paid in full, the Note Issuers will prepay without premium a principal amount of the Senior Term Notes applicable in accordance with the following table (or such lesser principal amount thereof as shall then be outstanding):

                         Principal Amount                            Principal Amount
     Prepayment Date      to be Prepaid        Prepayment Date        to be Prepaid
     ---------------     ----------------      ---------------       ----------------
     February 28, 1998      $250,000            August 31, 2000        $  500,000
     August 31, 1998        $250,000            February 28, 2001      $  750,000
     February 28, 1999      $375,000            August 31, 2001        $  750,000
     August 31, 1999        $375,000            February 28, 2002      $2,291,500
     February 29, 2000      $500,000            August 31, 2002        $2,291,500

Except as provided in section 9.3, no partial prepayment of the Senior Term Notes shall alter the obligation of the Note Issuers to make the required prepayments provided for in this section 9.1.

     9.2. Optional Prepayment Without Premium of Senior Bridge Notes. At any
          ----------------------------------------------------------
time or from time to time, the Note Issuers may, at their option, upon notice as set forth in section 9.9, prepay without premium all or any part (in an integral multiple of $250,000 or such lesser principal amount as shall then be outstanding) of the Senior Bridge Notes.

      9.3. Optional Prepayment Without Premium of Senior Term Notes. At any time
           --------------------------------------------------------
or from time to time, the Note Issuers may, at their option, subject to the provisions of section 9.14, upon notice as set forth in section 9.9, prepay without premium all or any part of the Senior Term Notes, provided that (a) the
                                                          --------       -
aggregate principal amount of any partial prepayment of the Senior Term Notes pursuant to this section 9.3, other than one made in connection with any prepayment of the Subordinated Notes pursuant to section 9.4, shall be an integral multiple of $250,000 or such lesser principal amount thereof as shall then be outstanding and (b) concurrently with any prepayment of all of the
                         -
Senior Term Notes, the Note Issuers must prepay without premium all of the Senior Revolving Credit Notes (whereupon the Total Revolving Commitment shall be permanently terminated). Any partial prepayment of Senior Term Notes pursuant to this section 9.3 shall be applied as follows: (x) one-half to the payment of the
                                               -
next succeeding installment or installments of principal of the Senior Term Notes required to be made pursuant to section 9.1 in order of maturity and (y)
                                                                            -
one-half to the payment of installments of principal of the Senior Term Notes in inverse order of maturity.

      9.4. Optional Prepayment Without Premium of Subordinated Notes. At any
           ---------------------------------------------------------
time or from time to time, the Note Issuers may, at their option, subject to the provisions of section 9.14, upon notice as set forth in section 9.9, prepay without premium up to $1,000,000 aggregate principal amount of the Subordinated Notes (in an integral multiple of $250,000 or such lesser principal amount thereof as shall then be outstanding); provided that no prepayment of
                                       --------
Subordinated Notes may be made pursuant to this section 9.4 unless (a) there
                                                                    -
shall have been pro rata prepayments (based on the original aggregate principal
                --------
amount) of the Senior Term Notes pursuant to section 9.3 simultaneously with or prior to such prepayment of the Subordinated Notes and (b) after giving effect
                                                        -
thereto, the Available Revolving Commitment shall be at least $4,000,000. Each notice pursuant to section 9.9 of a prepayment under this section 9.4 shall be accompanied by an Officers' Certificate certifying and demonstrating that this section 9.4 is being complied with in connection with such prepayment.

      9.5. Supplementary Optional Prepayments Without Premium of Subordinated
           ------------------------------------------------------------------
Notes.
-----
           (a) In the event of the consummation of an underwritten public offering of Holding Company Common Stock in which the net proceeds to the Holding Company (after all fees, expenses and disbursements related thereto and all underwriters' discounts and commissions) are at least $10,000,000, the Note Issuers may, at their option, subject to the provisions of section 9.14, upon notice as set forth in section 9.9, prepay without premium up to $2,500,000 aggregate principal amount of the Subordinated Notes (in an integral multiple of $250,000 or such lesser principal amount thereof as shall then be outstanding); provided that any
                                                              --------
      such prepayment is made not later than 10 Business Days following the consummation of such offering.

            (b) In connection with the consummation of an Exit Event (as defined in the Holding Company's Certificate of Incorporation as in effect on the date hereof), the Note Issuers may, at their option, subject to the provisions of section 9.14, upon notice as set forth in section 9.9, prepay without premium all or any part (in an integral multiple of $250,000 or such lesser principal amount thereof as shall then be outstanding) of the Subordinated Notes; provided that any such prepayment
                                              --------
      is made not later than 10 Business Days following the consummation of such Exit Event.

            (c) Each notice pursuant to section 9.9 of a prepayment under this section 9.5 shall be accompanied by an Officers' Certificate certifying and demonstrating that this section 9.5 is being complied with in connection with such prepayment.

      9.6.  Optional Prepayment With Premium of Subordinated Notes. At any time
            ------------------------------------------------------
or from time to time, the Note Issuers may, at their option, subject to the provisions of section 9.14, upon notice as set forth in section 9.9, prepay all or any part (in an integral multiple of $250,000 or such lesser principal amount thereof as shall then be outstanding) of the Subordinated Notes, upon the concurrent payment of an amount equal to the Make Whole Amount.

      9.7.  Prepayment at the Option of Holders of Senior Notes and/or
            ----------------------------------------------------------
Subordinated Notes upon a Chance of Control.
-------------------------------------------

            (a) If any Change of Control is to occur, then not less than 30 days nor more than 60 days prior to the anticipated occurrence of such Change of Control, the Note Issuers will notify each holder of any Notes (including, for purposes of section 12.7, each holder of any Senior Revolving Credit Notes) of such pending Change of Control and the date upon which it is scheduled to occur. If the Required Holders of any class of the Notes then outstanding furnish a written request for prepayment to the Note Issuers (in accordance with section 23) not more than 10 Business Days after receipt by such holders of such notice of such Change of Control from the Note Issuers, the Note Issuers will prepay all of the Notes of such class then outstanding, together with, in the case of a prepayment of the Subordinated Notes, an amount equal to the Make Whole Amount. Each such prepayment shall occur on the date upon which the Change of Control occurs, unless the Note Issuers and the Required Holders of each such class of Notes being prepaid agree to a different date, and no prepayment requested pursuant to this section 9.7(a) shall be due unless the Change of Control shall occur.

            (b) For purposes hereof, the term "Change of Control" shall mean an
                                               -----------------
      event or series of events by which:

                (i) the Levy/Schulte Investors and Westgate shall own and control (on a fully-diluted basis) less than 75% (50% if, on the date on which such Change of Control occurs, the Holding Company is a Public Company) of the amount of Holding Company Common Stock owned and controlled by the Levy/Schulte Investors and Westgate on the Closing Date as set forth on Exhibit 5.5 attached hereto;
                                             -----------

                (ii) AFH Partners and Michael B. Alexander shall own and control (on a fully-diluted basis) less than 75% (50% if, on the date on which such Change of Control occurs, the Holding Company is a Public Company) of the amount of Holding Company Common Stock owned and controlled by AFH Partners and Michael B. Alexander on the Closing Date as set forth on Exhibit 5.5 attached hereto;
                                         -----------

                (iii) any Person (other than the Levy/Schulte Investors,
            Westgate, AFH Partners, Michael B. Alexander, the holders of the Purchased Shares and the other holders of Holding Company Common Stock on the Closing Date), together with "affiliates" and "associates" of such Person, within the meaning of Rule 12b-2 of the Commission under the Exchange Act, shall acquire (other than as a result of shares issued by the Holding Company in consideration of assets and properties (including securities) acquired by any of its Subsidiaries with the consent of the Required Holders of each class of Notes at the time outstanding) beneficial ownership (including beneficial ownership resulting from the formation of a "group" within the meaning of Rule 13d-5 of the Commission under the Exchange Act) of (A) 25% (50% if, on the date on which such Change
                              -
            of Control occurs, the Holding Company is a Public Company) or more of the Holding Company Common Stock or (B) 30% or more of the
                                                    -
            Holding Company Class E Common Stock, in each case calculated on a fully-diluted basis;

                (iv) an Exit Event (as defined in subparagraphs (i)(M)(1) and/or (i)(M)(2) of Article 4 of the Holding Company's Certificate of Incorporation as in effect on the date hereof) shall occur;

                  (v) the stockholders of the Holding Company immediately
            following the Closing shall cease to have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the members of the Board of Directors of the Holding Company;

                  (vi) the Holding Company shall cease to own beneficially and control, directly or indirectly, all of the outstanding capital stock Intermetrics and Pacer; or

                  (vii) the Holding Company shall cease to have the right or ability by voting power, contract or otherwise to elect or designate for election all of the members of the Board of Directors of Intermetrics and Pacer.

            (c) Each notice from the Note Issuers pursuant to this section 9.7 shall set forth in reasonable detail the material terms and conditions of the event constituting the Change of Control, shall make explicit reference to this section 9.7 and shall state that the right of the Required Holders of any class of Notes then outstanding to require prepayment thereof must be exercised within 10 Business Days of the receipt of such notice.

            (d) For purposes of this section 9.7, beneficial ownership shall be determined in the manner set forth in Rule 13d-3 of the Commission under the Exchange Act.

      9.8.  Allocation of Partial Prepayments of Notes. In the case of each
            ------------------------------------------
partial prepayment of the Senior Term Notes, the Senior Bridge Notes or the Subordinated Notes under this section 9, the principal amount of the class of Notes to be prepaid shall be allocated among all of the Notes of such class at the time outstanding (excluding any Notes at the time owned by the Companies or any Affiliate of the Companies) in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion.

      9.9.  Notice of Optional Prepayments of Notes. In the case of each
            ---------------------------------------
prepayment under this section 9 (other than prepayments under sections 9.1), the
Note Issuers shall give written notice thereof to each holder of any class of Notes being prepaid not less than 10 nor more than 30 days prior to the date fixed for such prepayment. Each such notice shall set forth: (a) the date fixed
                                                              -
for prepayment; (b) the aggregate principal amount of each class of Notes to be
                 -
prepaid on such date; and (c) the aggregate principal amount of each class of
                           -
Notes held by such holder to be prepaid on such date and the amount of accrued interest and, in the case of a prepayment of the Subordinated Notes pursuant to section 9.6 or 9.7, an estimation of the Make Whole Amount, if any, to be paid to such holder on such date (together with the calculation of such Make Whole Amount, which calculation shall be satisfactory to each holder of the Subordinated Notes to be prepaid).

      9.10. Maturity, Accrued Interest, Surrender; etc. of Notes. In the case of
            ----------------------------------------------------
each prepayment of all or any part of any Note, the principal amount to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the premium, if any, due thereon. Any Note prepaid in full shall be surrendered to the Note Issuers at the Holding Company's principal place of business promptly following prepayment and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

      9.11. Purchase of Notes. The Holding Company will not, and will not permit
            -----------------
any of its Affiliates to, directly or indirectly, purchase or otherwise acquire, or offer to purchase or otherwise acquire, any outstanding Notes of any class except by way of payment or prepayment in accordance with the provisions of the Notes and this Agreement.

      9.12. Payment on Non-Business Days. If any amount hereunder or under the
            ----------------------------
Notes shall become due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day.

      9.13. Intentionally Omitted.
            ---------------------

      9.14. Proceeds of Revolving Credit Loans Unavailable as a Source of Funds
            -------------------------------------------------------------------
for Prepayments. Notwithstanding anything to the contrary set forth in this
---------------
Agreement, no prepayment of any Notes may be made, directly or indirectly, in whole or in part, from, or in anticipation of the receipt of the proceeds (or any part thereof) of, any Revolving Credit Loans, except prepayments made under section 9.1 hereof.

10.   Subordination of Subordinated Notes.
      -----------------------------------

      10.1. Certain Definitions. As used in this section 10, the following terms
            -------------------
have the following respective meanings:

            (a) "Bankruptcy Code" shall mean 11 U.S.C. (S) 101 et seq., as from
                 ---------------                               -- ---
      time to time hereafter amended, and any successor or similar statute.

            (b) "Permissible Securities" shall mean securities the payment of
                 ----------------------
      which is subordinated, at least to the extent provided in this section 10 with respect to the Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and all securities issued in exchange therefor.

            (c) "Subordinated Indebtedness" shall mean the principal amount of
                 -------------------------
      the Indebtedness evidenced by the Subordinated Notes, together with any interest, premium and any other amount (including any fee or expense) due thereon or payable with respect thereto, including any such amounts payable by any guarantor of the Subordinated Notes.

            (d) "Superior Indebtedness" shall mean the principal amount of the
                 ---------------------
      Indebtedness evidenced by the Senior Notes (or of any Indebtedness incurred in compliance with section 14.5 to refinance the Senior Notes), together with any interest (including any interest accruing after the commencement of any action or proceeding under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable domestic or foreign federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), premium and any other amount (including any fee or expense) due thereon or payable with respect thereto, including any such amounts payable by any guarantor of the Senior Notes (or of any Indebtedness incurred in compliance with section 14.5 to refinance the Senior Notes).

      10.2. Subordinated Indebtedness Subordinated to Superior Indebtedness; No
            -------------------------------------------------------------------
Amendments.
----------
            (a) Each of the Note Issuers for itself and its successors and assigns, and for its Subsidiaries and the successors and assigns of such Subsidiaries, covenants and agrees, and each holder of any Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, notwithstanding anything to the contrary in this Agreement, the Subordinated Notes, or any of the other Operative Documents, that the payment of the Subordinated Indebtedness shall be subordinated to the extent and in the manner set forth in this section 10, to the prior payment in full in cash or cash equivalents of all Superior Indebtedness, and that each holder of Superior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Superior Indebtedness in reliance upon the provisions contained in this section 10. No present or future holder of Superior Indebtedness shall be prejudiced in the right to enforce the subordination of the Subordinated Indebtedness effected pursuant to this section 10 by any act or failure to act on the part of any of the Note Issuers or any of its Subsidiaries or Affiliates.

            (b) Neither this section 10 nor any of the terms of the Subordinated Indebtedness relating to the timing or amount of any payment (or prepayment) of the principal of or premium, if any, or interest on the Subordinated Indebtedness, or any other amount (including any fee or expense) due thereon, shall be amended without the written consent of the holder or holders of not less than 66-2/3% in aggregate principal amount of the Superior Indebtedness at the time outstanding.

      10.3. Dissolution, Liquidation, Reorganization, etc. Upon any payment or
            ---------------------------------------------
distribution of the assets of any of the Note Issuers (or any of its Subsidiaries) of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of any of the Note Issuers (or any of its Subsidiaries) or its (or their) securities, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon a general assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any of the Note Issuers (or any of its Subsidiaries), or otherwise (hereinafter a "Liquidation Payment"), then and in any such event:

            (a) the holders of the Superior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents (or to have such payment duly provided for in cash or cash equivalents in a manner reasonably satisfactory to the holders of Superior Indebtedness) of all amounts due or to become due on or in respect of all Superior Indebtedness, before any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), is made on account of or applied to the Subordinated Indebtedness;

            (b) the Subordinated Indebtedness shall forthwith become due and payable, and any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), to which the holders of the Subordinated Indebtedness would be entitled except for the provisions of this section 10, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such Liquidation Payment, directly to the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of such Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay all such Superior Indebtedness in full in cash or cash equivalents after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness;

            (c) each holder of the Subordinated Indebtedness at the time outstanding hereby irrevocably authorizes and empowers each holder of the Superior Indebtedness or such holder's representative to collect and receive such holder's ratable share of any Liquidation Payment and to receipt therefor, and, if any holder of Subordinated Indebtedness fails to file a claim therefor at least seven (7) calendar days prior to the date established by rule of law or order of court for such filing, to file and prove (but not to vote) such claims therefor; and

            (d) the holders of the Subordinated Indebtedness shall execute and deliver to the holders of the Superior Indebtedness or their representative or representatives all such further instruments confirming the above authorization and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action, as may be reasonably requested by the holders of the Superior Indebtedness or such representative or representatives, to enforce such claims and to carry out the purposes of this section 10.

      Upon any payment or distribution of assets referred to in this section 10, the holders of the Subordinated Indebtedness shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, insolvency, reorganization, liquidation, receivership or other proceeding is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any such payment or distribution to such holders, for the purpose of ascertaining the Persons entitled to participate therein, the holders of the Superior Indebtedness, the then outstanding principal amount of the Superior Indebtedness and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section 10.

      10.4. No Payments With Respect to Subordinated Indebtedness in Certain
            ----------------------------------------------------------------
Circumstances.
-------------

            (a) The Note Issuers may make payments in respect of the Subordinated Indebtedness in accordance with the terms of such Subordinated Indebtedness, provided that the Note Issuers will not, and
                                 --------
      will not permit any of their respective Subsidiaries to, directly or indirectly, make or agree to make, and neither the holder nor any assignee or successor holder of any Subordinated Indebtedness will accept or receive any payment or distribution (in cash, property or securities (other than Permissible Securities) by set-off or otherwise), direct or indirect, of or on account of all or any portion of any Subordinated Indebtedness if, at the time of such payment or distribution or immediately after giving effect thereto:

                  (i) all of the following three conditions shall be satisfied:

                        (A) a default (a "Payment Default") in the payment when
                  due of all or any portion of the principal of or premium, if any, or interest on any Superior Indebtedness shall have occurred and shall have continued beyond any applicable grace period;

                        (B) such Payment Default shall not have been cured or
                  waived in writing by the requisite holder or holders of such Superior Indebtedness; and

                        (C) less than 180 days shall have elapsed after the date
                  on which such Payment Default shall have occurred (the period during which the restrictions imposed by this subdivision (i) is in effect being hereafter referred to as a "Payment Default Blockage Period"); or

                  (ii) all of the following four conditions shall be satisfied:

                        (A) a default other than a Payment Default shall have
                  occurred with respect to any Superior Indebtedness (a "Covenant Default") which permits the holder or holders thereof to accelerate the maturity thereof (whether immediately or after notice or lapse of time or both);

                        (B) the Note Issuers and the holder or holders of
                  Subordinated Indebtedness shall have received written notice (given as provided in section 23) (each a "Subordination Notice") of such Covenant Default from the holder or holders of not less than 66-2/3% in aggregate principal amount of such Superior Indebtedness, or their representative or representatives (which notice shall state that it is a "Subordination Notice" and shall make explicit reference to the provisions of this section 10.4);

                        (C) such Covenant Default shall not have been cured or
                  waived in writing by the requisite holder or holders of the Superior Indebtedness with respect to which such Covenant Default shall have occurred; and

                        (D) less than 120 days shall have elapsed after the date
                  of receipt by the Note Issuers and the holders of the Subordinated Indebtedness of such Subordination Notice (the period during which the restrictions imposed by this subdivision (ii) are in effect being hereinafter referred to as a "Covenant Default Blockage Period") (Payment Default Blockage Periods and Covenant Default Blockage Periods being hereinafter collectively referred to as the "Blockage Periods" and each as a "Blockage Period");

      provided, however, that, for the purpose of this section 10.4(a), (x)
      --------                                                           -
      Blockage Periods shall not be in effect for more than an aggregate of 180 days during any period of 360 consecutive days, (y) Blockage Periods shall
                                                       -
      not be in effect on more than five occasions, and (z) no facts or
                                                         -
      circumstances known to the holders of Superior Indebtedness giving any Subordination Notice and constituting a Covenant Default on the date any Subordination Notice is given may be used as a basis for any subsequent Subordination Notice.

            (b) The restrictions imposed by section 10.4(a) shall cease to apply and the Note Issuers may resume payments in respect of the Subordinated Indebtedness (including any payments which shall not have been made on account of the provisions of this section 10, but excluding any payments which may have become due upon any acceleration of the maturity of the Subordinated Indebtedness) or any judgment with respect thereto:

                  (i) in the case of a Payment Default, upon the earlier to
            occur of (A) the cure or written waiver thereof by the requisite
                      -
            holder or holders of the Superior Indebtedness with respect to which such Payment Default shall have occurred or (B) the expiration of
                                                         -
            the Payment Default Blockage Period or the earlier termination of such Blockage Period by such requisite holder or holders of such Superior Indebtedness; or

                  (ii) in the case of a Covenant Default, upon the earlier to occur of (A) the cure or written waiver of such Covenant Default by
                      -
            the requisite holder or holders of the Superior Indebtedness with respect to which such Covenant Default shall have occurred or (B)
                                                                           -
            the expiration of the Covenant Default Blockage Period or the earlier termination of such Blockage Period by the holder or holders of the Superior Indebtedness who shall have delivered the Subordination Notice with respect to such Covenant Default.

            (c) In the event of either (i) the failure of the Obligors to pay
                                        -
      any Superior Indebtedness upon the maturity thereof or (ii) an
                                                              --
      acceleration of the maturity of the principal of any Superior Indebtedness in accordance with the terms thereof (which acceleration has not been rescinded or annulled), such Superior Indebtedness shall first be paid in full in cash or cash equivalents (or provision for such payment in cash or cash equivalents shall be made in a manner reasonably satisfactory to the holders of such Superior Indebtedness) before any payment or distribution (in cash, properties or securities (other than Permissible Securities), by set-off or otherwise) is made on account of or applied on the Subordinated Indebtedness.

      10.5. Payments and Distributions Received. If any payment or distribution
            -----------------------------------
of any kind or character, whether in cash, property or securities (other than Permissible Securities), shall be received by any holder of any of the Subordinated Indebtedness in contravention of this section 10, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amount remaining unpaid on account of such Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay all such Superior Indebtedness in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness. In the event of the failure of any holder of any of the Subordinated Indebtedness to endorse or assign any such payment or distribution, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

      10.6. Subrogation. Subject to the payment in full of all Superior
            -----------
Indebtedness in cash or cash equivalents, in case cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to this section 10 to the payment of Superior Indebtedness, then and in each such case, the holders of the Subordinated Indebtedness shall be subrogated to the rights of each holder of Superior Indebtedness to receive any further payment or distribution in respect of or applicable to the Superior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the holders of Superior Indebtedness of any cash, property or securities to which any holder of Subordinated Indebtedness would be entitled except for the provisions of this section 10 shall, and no payment over pursuant to the provisions of this section 10 to the holders of Superior Indebtedness by the holders of the Subordinated Indebtedness shall as between any of the Note Issuers, its creditors other than the holders of Superior Indebtedness and the holders of Subordinated Indebtedness, be deemed to be a payment by any of the
Note Issuers to or on account of Superior Indebtedness.

      10.7. Notice. In the event that any Subordinated Indebtedness shall be
            ------
transferred and/or shall become due and payable before the expressed maturity thereof as the result of the occurrence of a default, any of the Note Issuers will give immediate written notice in writing of such happening to each holder of Superior Indebtedness (together, in the case of any such transfer, with the address of the transferee for purposes of this section 10, it being agreed that the holders of Superior Indebtedness shall not be obligated to give to any such transferee any notice required hereunder to be given by them to the holders of Subordinated Indebtedness unless the holders of Superior Indebtedness shall have received from the Note Issuers such notice (and the address of such transferee)).

      10.8. Subordination Not Affected. etc. The terms of this section 10, the
            -------------------------------
subordination effected hereby and the rights created hereby of the holders of the Superior Indebtedness shall not be affected by (a) any amendment or
                                                    -
modification of or supplement to any Superior Indebtedness (or any renewal, extension, refinancing or refunding thereof) or any agreement, document or instrument relating thereto, (b) any exercise or non-exercise of any right,
                              -
power or remedy under or in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto or (c) any waiver, consent, release, indulgence,
                                -
delay or other action, inaction or omission, in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing.

      10.9. Obligations Unimpaired. The provisions of this section 10 are solely
            ----------------------
for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Subordinated Indebtedness on the other hand, and (a) subject to the rights, if any, under this section 10 of the
                 -
holders of Superior Indebtedness, nothing in this section 10 shall (i) impair as
                                                                    -
between the Note Issuers and the holder of any Subordinated Indebtedness the obligation of the Note Issuers, which is unconditional and absolute, to pay to the holder thereof all amounts due thereon in accordance with the terms thereof or (ii) except as otherwise provided in section 10.13, prevent the holder of any
    --
Subordinated Indebtedness from exercising all remedies available to such holder, whether arising under the Operative Documents, applicable law or otherwise, and
(b) no Person is entitled to any third party beneficiary rights or other similar
 -
rights on account of or under this section 10 other than the holders of the Superior Indebtedness. The failure to make any payment due in respect of the Subordinated Indebtedness or to comply with any of the terms and conditions of any of the agreements, documents and instruments related to the Subordinated Indebtedness by reason of any provision of this section 10 shall not be construed as preventing the occurrence of any Default or Event of Default with respect to the Subordinated Indebtedness.

      10.10. Holders of Subordinated Indebtedness Entitled to Assume Payments
             ----------------------------------------------------------------
Not Prohibited in Absence of Notice. No holder of Subordinated Indebtedness
-----------------------------------
shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until such holder shall have received written notice thereof (given as provided in section 23) from the Note Issuers or from any holder of Superior Indebtedness or any agent or representative thereof. Prior to the receipt of any such notice, each holder of Subordinated Indebtedness shall be entitled to assume conclusively that no such facts exist, without, however, limiting any right of any holder of Superior Indebtedness under this section 10 to recover from any holder of the Subordinated Indebtedness any payment made in contravention of this section 10. Each payment on the Subordinated Indebtedness by the Note Issuers shall be deemed to constitute a representation of the Note Issuers that such payment is permitted to be paid by the Note Issuers under this section 10.

      Each holder of Subordinated Indebtedness shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Superior Indebtedness or to be the agent or representative of any holder of Superior Indebtedness to establish that such notice has been given by any such Person. In the event that such holder of Subordinated Indebtedness determines in good faith that further evidence is required with respect to the right of any such Person to participate in any payment or distribution pursuant to this section 10, such holder of Subordinated Indebtedness may request such Person to furnish evidence to the reasonable satisfaction of such holder of Subordinated Indebtedness as to any fact pertinent to the rights of such Person under this section 10.

      10.11. References in Subordinated Notes to Terms of Subordination. The
             ----------------------------------------------------------
Note Issuers covenant to cause each Subordinated Note now or hereafter issued to contain a provision in substantially the following form:

            "Payments on this Note are subordinate, to the extent specified in the Securities Purchase Agreements, to Superior Indebtedness (as defined in the Securities
            Purchase Agreements)."

      10.12. Reinstatement of Terms of Subordination. Notwithstanding anything
             ---------------------------------------
to the contrary contained herein, the provisions of this section 10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment on any Superior Indebtedness is rescinded, annulled or must otherwise be returned by any holder of Superior Indebtedness, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the
Note Issuers or any of its Subsidiaries or otherwise, all as though such payment had not been made.

      10.13. Limitation on Right of Action. Notwithstanding anything to the
             -----------------------------
contrary contained in this Agreement, the Subordinated Notes or any of the other Operative Documents, the holders of the Subordinated Indebtedness agree that, if any Superior Indebtedness is outstanding, the holders of the Subordinated Indebtedness will not exercise any right or remedy available to them on account of any Default or Event of Default or otherwise at any time at which payments may not be made in respect of the Subordinated Indebtedness under this section 10, unless and until (a) the holder or holders of any Superior Indebtedness
                      -
shall have (i) accelerated the Superior Indebtedness and (ii) taken enforcement
            -                                             --
action in connection therewith, (b) a proceeding under the Bankruptcy Code or
                                 -
any similar state statute or law shall have been commenced by or against any Obligor by Persons other than the holders of the Subordinated Indebtedness or
(c) both (i) an Event of Default under the Operative Documents shall have
 -        -
occurred and shall have continued uncured and unwaived for a period of 180 days and (ii) not less than 60 days prior to accelerating any of the Subordinated
     --
Indebtedness or taking any other enforcement action with respect to the Subordinated Indebtedness, the holders of Subordinated Indebtedness shall have given each holder of Superior Indebtedness written notice of the same (which notice may be given prior to the expiration of such 180-day period), which notice shall specify in reasonable detail the default on the basis of which the holders of the Subordinated Indebtedness shall take any enforcement action and the enforcement action that the holders of Subordinated Indebtedness then intend to take.

11.   Registration. etc.
      -----------------

      11.1.  Registration on Request.
             -----------------------

             (a) In case the Holding Company shall receive from one or more holders of any Registrable Shares a written request or requests that the Holding Company effect any registration, qualification and/or compliance of any Registrable Shares held by (or issuable to) such holder or holders, and specifying the intended method of offering, sale and distribution, the Holding Company will:

                 (i) promptly give written notice of the proposed registration, qualification and/or compliance to each holder of any Registrable Shares; and

                 (ii) provided the conditions of section 11.1(b) are satisfied,
                      --------
            as soon as practicable, effect such registration, qualification and/or compliance (including, without limitation, the execution of an undertaking for post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of such amount of Registrable Shares as is specified in a written request or requests, made within 30 days after receipt of such written notice from the Holding Company, by any holder or holders of any Registrable Shares.

            (b) The obligations of the Holding Company under this section 11 .1 to effect any such registration, qualification and/or compliance are subject to the following qualifications:

                 (i) the Holding Company shall only be obligated to effect two registrations pursuant to this section 11.1, provided that if, in
                                                         --------
            connection with any registration of Registrable Shares effected pursuant to this section 11.1, the holders of Registrable Shares requesting registration are unable for any reason to include in such registration all of the Registrable Shares for which registration has been requested, then the holder or holders of the Registrable Shares shall be entitled to an additional registration of Registrable Shares pursuant to this section 11.1;

                 (ii) unless the Holding Company becomes a Public Company prior to August 31, 2000, the Holding Company shall not be obligated to effect any registration requested pursuant to this section 11.1 prior to such date. After August 31, 2000, if the Holding Company has not become a Public Company, the Holding Company shall not be obligated to effect any registration requested pursuant to this section 11.1:

                      (A) unless it shall have been (1) requested to do so by
                                                     -
                  the holder or holders of a majority of the Registrable Shares at the time outstanding and (2) requested to effect the
                                               -
                  registration of a majority of the Registrable Shares at the time outstanding; and

                      (B) unless (1) after giving effect to such public sale,
                                  -
                  the aggregate market value of the Holding Company Common Stock (determined reasonably by the Holding Company and the holder or holders of a majority of the Registrable Shares with respect to which registration shall have been requested and on the basis of the median of the range of the estimated public offering price per share (as established by the underwriters, if any, of such registration) to be sold pursuant to such registration) is at least $75,000,000 and (2) the aggregate
                                                             -
                  gross proceeds of the shares to be sold pursuant to such registration (before all fees, expenses and disbursements related thereto and all underwriters' discounts and commissions) is at least $18,750,000; provided that if such
                                                        --------
                  aggregate market value is estimated to be at least $75,000,000 (in accordance with the provisions of clause (1)), then the Holding Company shall issue and sell pursuant to such registration such number of additional shares for its own account as is sufficient to cause such aggregate gross proceeds to be at least $18,750,000;

                  (iii) if at the time any registration is requested pursuant to this section 11.1 the Holding Company is then a Public Company, the Holding Company shall not be obligated to effect any registration requested pursuant to this section 11.1:

                        (A) unless it shall have been (1) requested to do so by
                                                       -
                  the holder or holders of a majority of the Registrable Shares at the time outstanding and (2) requested to effect the
                                               -
                  registration of a majority of the Registrable Shares at the time outstanding; and

                        (B) prior to the expiration of one year following the
                  consummation of the public offering most recently consummated by the Holding Company prior to such request for registration pursuant to this section 11.1; provided that there shall be no
                                                 --------
                  waiting period pursuant to this clause (iii)(B) following any public offering effected pursuant to registration statements on Form S-8 or any successor form used for a similar purpose;

                  (iv) if the Holding Company shall have effected one
            registration requested pursuant to this section 11.1, then the Holding Company shall not be obligated to effect any subsequent registration requested pursuant to this section 11.1 unless it shall have been requested to effect the registration of that number of the Registrable Shares at the time outstanding which is not less than 25% of the Registrable Shares initially issued on the Closing Date (adjusted appropriately for stock splits, combinations and the like);

                  (v) the Holding Company shall not include in any registration, qualification or compliance requested pursuant to this section 11.1 any other securities (including, without limitation, those to be issued and sold by the Holding Company), if as a result of including any such other securities there is any reduction in the number of Registrable Shares to be included therein, without the prior written consent of holders of a majority of the Registrable Shares to be included in such registration, qualification or compliance; and

                  (vi) the Holding Company shall pay all Registration Expenses related to any registration, qualification and compliance effected pursuant to this section 11.1.

      11.2. Incidental Registration.
            -----------------------

            (a) If the Holding Company at any time or from time to time shall determine to effect the registration, qualification and/or compliance of any of its equity securities (whether in connection with an offering by the Holding Company or others) (otherwise than pursuant to a registration on a form inappropriate for an underwritten public offering or relating solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction), then, in each such case (including the Holding Company's initial public offering), the Holding Company will:

                 (i) promptly give written notice of the proposed registration, qualification and/or compliance (which shall include a list of the jurisdictions in which the Holding Company intends to register or qualify such securities under the applicable blue sky or other state securities laws) to each holder of any Registrable Shares; and

                 (ii) include among the securities which it then registers or qualifies all Registrable Shares specified by any holder thereof in a written request or requests, made within 30 days after receipt of such written notice from the Holding Company.

            (b) The obligations of the Holding Company under this section 11.2 are subject to the following qualifications:

                 (i) the Holding Company shall pay all Registration Expenses related to any registration, qualification or compliance effected pursuant to this section 11.2; and

                 (ii) if, in connection with any underwritten offering pursuant to this section 11.2, the managing underwriter shall impose a limitation on the number or kind of securities which may be included in any such registration for sale by any Person other than the Holding Company because, in its reasonable judgment, such limitation is necessary to effect an orderly public distribution, then the Holding Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares (which may be none) as is determined in good faith by such managing underwriter, provided that, if any securities are being offered for
                         --------
            the account of any Person other than the Holding Company and the holders of the Registrable Shares, the reduction in the number of Registrable Shares included in such registration shall not represent a greater percentage of the amount of Registrable Shares originally requested to be registered and sold in such registration than the lowest such percentage reduction imposed upon any other Person.

      11.3. Permitted Registration. If and to the extent that any holder or
            ----------------------
holders of any Registrable Shares shall have, at the time of delivery of the written request referred to in section 11.2, no present intention of selling or distributing such securities, the Holding Company shall be obligated to effect the registration, qualification and compliance of such securities of such holder or holders only if and to the extent, in each case, that such registration, qualification and compliance are at the time permitted by the applicable statutes or rules and regulations thereunder or the practices of the governmental authority concerned; provided that the Holding Company shall not be
                                  --------
required to effect a shelf registration under Rule 415 of the Commission under the Securities Act if the only securities to be sold pursuant thereto are Registrable Shares.

      11.4. Registration Procedures. In the case of each registration,
            -----------------------
qualification and/or compliance contemplated by this section 11, the Holding Company will (a) be solely responsible for selecting the underwriter, if any,
              -
and (b) keep the holder or holders of Registrable Shares advised in writing as
     -
to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise each such holder, upon request, of the progress of such proceedings. In addition, the Holding Company will follow procedures customarily observed by issuers in registered public offerings, and accord to the holder or holders of Registrable Shares all rights (including, without limitation, the right to perform appropriate "due diligence") customarily accorded to selling stockholders in secondary distributions and to managing underwriters if the transaction in question is or were an underwritten public offering. At the expense of the Holding Company or of the party or parties bearing the expenses of such registration, qualification and compliance, the Holding Company will (a) keep such registration,
                                          -
qualification and compliance current and effective by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus, for such period as is necessary to permit the sale and distribution of the Registrable Shares pursuant thereto, but in no event longer than six months, (b) take all necessary action under any applicable blue sky or other
         -
state securities law to permit such sale and/or distribution, all as requested by the holder or holders of Registrable Shares included therein, (c) comply with
                                                                  -
applicable requirements of all regulatory entities, including, without limitation, the National Association of Securities Dealers, Inc., (d) furnish
                                                                   -
each holder of Registrable Shares included therein such number of registration statements, prospectuses, supplements, amendments, offering circulars and other documents incidental thereto as such holder from time to time may reasonably request, (e) list all Registrable Shares on each securities exchange on which
          -
securities of the same class are then listed and (f) furnish (or cause to be
                                                  -
furnished) to each holder of Registrable Shares, all undertakings, agreements, certificates, opinions, financial statements and "comfort letters" of the sort customarily provided to selling stockholders in secondary distributions and to the managing underwriters, if the transaction in question is or were an underwritten public offering.

      11.5. Indemnification. Without limiting the generality of section 21, the
            ---------------
Holding Company will indemnify, defend and hold harmless each holder of Registrable Shares included in any registration, qualification and/or compliance contemplated by this section 11 and each underwriter of such securities, and each Person, if any, who controls each such holder and underwriter within the meaning of the Securities Act, and their respective directors, officers, employees, agents, advisors and Affiliates (each, an "Indemnified Person"), to the fullest extent enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, supplement, amendment, offering circular or other document related to any registration, qualification or compliance or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) of the Securities Act or other securities laws in connection with any such registration, qualification or compliance, and will reimburse each such Indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating and/or defending (and/or preparing for any investigation or defense of) any such claim, loss, damage, liability, action or violation; provided that the Holding Company
                                              --------
will not be liable in any such case to any such Indemnified Person if, but only to the extent that, any such claim, loss, damage, liability, action, violation or expense is finally determined to arise out of or result from any untrue statement in or omission from written information furnished to the Holding Company by an instrument duly executed by such Indemnified Person and stated to be specifically for use therein. Each holder of Registrable Shares will, if securities held by such holder are included in a registration effected pursuant to this section 11, indemnify, defend and hold harmless the Holding Company, each of its directors and officers who signs the related registration statement, and each Person, if any, who controls the Holding Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, supplement, amendment, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holding Company and such directors, officers or Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending (and/or preparing for any investigation or defense of) any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in (or omitted from) such registration statement, prospectus, supplement, amendment, offering circular or other document in reliance upon and in conformity with written information furnished to the Holding Company by an instrument duly executed by such holder and stated to be specifically for use therein; provided that the
                                                           --------
liability of any such holder under this section 11.5 shall be limited to the net sales proceeds actually received by such holder as a result of the sale by it of securities in such registration.

      11.6. Restrictions on Other Agreements. The Holding Company will not grant
            --------------------------------
any right relating to the registration of its securities if the exercise thereof interferes with or is inconsistent with or will delay (or could reasonably be expected to interfere with or be inconsistent with or delay) the exercise and enjoyment of any of the rights granted under this section 11, without the written consent of holders of not less than 51% of the Registrable Shares at the time outstanding, which consent may be given or withheld in the sole discretion of such holders. The parties acknowledge that the Stockholders Agreement contains certain registration rights but the Holding Company agrees that such registration rights shall not interfere with the registration rights granted pursuant to this section 11. The Holding Company will not permit any of its Subsidiaries, including, without limitation, Intermetrics, to effect, or to grant any right relating to, the registration of its securities.

12.   The Revolving Credit Facility.
      -----------------------------

      12.1. Certain Definitions. As used in this section 12, the following terms
            -------------------
have the following respective meanings:

      "Available Revolving Commitment" shall mean on any date the Total
       ------------------------------
Revolving Commitment on such date reduced by the aggregate principal amount of all Revolving Credit Loans outstanding on such date.

      "Expiration Date" shall mean August 31, 2001.
       ---------------

      "Percentage" of any holder of Senior Revolving Credit Notes, shall mean
       ----------
the percentage specified on that portion of Schedule I attached hereto as is
                                            ----------
applicable to such holder.

      "Revolving Credit Loan" and "Revolving Credit Loans" shall have the
       ---------------------       ----------------------
respective meanings specified in section 12.2.

      "Total Revolving Commitment" shall mean on any date $5,000,000.
       --------------------------

      12.2. Revolving Commitment.
            --------------------

            (a) Subject to the terms and conditions hereof, you and the Other Purchasers hereby establish for the benefit of the Note Issuers a revolving credit facility pursuant to which the Note Issuers may borrow (and repay and reborrow) an aggregate principal amount at any one time outstanding not in excess of the Available Revolving Commitment as in effect from time to time. The revolving credit facility established hereunder shall expire, and all amounts outstanding thereunder shall be due and payable, on the Expiration Date. At any time or from time to time on or after the Closing Date and prior to the Expiration Date, subject to the limitations set forth in section 12.2(b), the Note Issuers may borrow (and repay and reborrow) from each holder of Senior Revolving Credit Notes an aggregate principal amount at any one time outstanding not in excess of such holder's Percentage of the Available Revolving Commitment. The obligations of each holder of Senior Revolving Credit Notes are several and not joint and several. Each such borrowing (a "Revolving Credit Loan" and, collectively, the "Revolving Credit Loans") shall be made pro rata from the holders of the Senior
                                   --- ----
      Revolving Credit Notes in accordance with their respective Percentages of the Available Revolving Commitment unless any such holder fails to honor its commitment under this section 12.2(a); provided, however, that such
                                                 --------
      failure shall not relieve you of your commitment under this section
      12.2(a).

            (b) The Revolving Credit Loans shall be made in such amount (in an integral multiple of $100,000 and a minimum of $400,000 or such lesser amount as may be equal to the Available Revolving Commitment) and on such date as the Note Issuers shall specify in a notice substantially in the form of Exhibit 12.2(b) attached hereto delivered to the holders of the
              ---------------
      Senior Revolving Credit Notes in accordance with the provisions of section 23 not less than three Business Days nor more than 10 Business Days prior to the date so specified, provided that no holder of any Senior Revolving
                                --------
      Credit Notes shall be obligated to (i) make any Revolving Credit Loan if
                                          -
      at the time thereof or after giving effect thereto any Default or Event of
      Default shall exist or any condition shall exist which has resulted in, or could reasonably be expected to result in, a Material Adverse Change or
      (ii) make more than three Revolving Credit Loans during any calendar
       --
      month.

            (c) The Revolving Credit Loans shall be made by transfer of immediately available funds to an account of the Note Issuers in accordance with the written instructions of the Note Issuers set forth in the Officers' Certificate referred to in section 12.2(b).

      12.3. Prepayments of the Senior Revolving Credit Notes. In addition to
            ------------------------------------------------
paying the entire outstanding principal amount and the interest due on the Senior Revolving Credit Notes on the Expiration Date, at any time or from time to time after the Closing Date and prior to the Expiration Date, the Note Issuers may, at their option, upon notice as set forth in section 12.5, prepay without premium all or any part (in an integral multiple of $100,000 and a minimum of $200,000 or such lesser amount as shall then be outstanding) of the Senior Revolving Credit Notes; provided that the Note Issuers may not make more
                               --------
than three such prepayments during any calendar month. Any prepayment in connection with a termination of the Total Revolving Commitment pursuant to section 12.4 shall be made together with accrued interest on the amount prepaid to the date of such prepayment. If at any time the aggregate outstanding principal amount of the Revolving Credit Loans exceeds the Total Revolving Commitment or the Available Revolving Commitment, the Note Issuers will immediately prepay the Senior Revolving Credit Notes, without premium, in an amount equal to such excess, together with accrued interest thereon.

      12.4. Permanent Termination of Total Revolving Commitment. If at any time
            ---------------------------------------------------
the Note Issuers prepay pursuant to section 9.1, 9.3 or 9.7 or otherwise all of the Senior Term Notes, then concurrently therewith the Note Issuers must prepay without premium all of the Senior Revolving Credit Notes (whereupon the Total Revolving Commitment shall be permanently terminated).

      12.5. Notice of Prepayments or Terminations. In the case of each
            -------------------------------------
prepayment of the Senior Revolving Credit Notes under section 12.3 and each permanent termination of the Total Revolving Commitment under section 12.4, the
Note Issuers shall give written notice thereof to each holder of the Senior Revolving Credit Notes not less than three Business Days nor more than 10 Business Days prior to the date fixed for such prepayment or termination. Each such notice shall set forth: (a) the date fixed for prepayment or termination,
                              -
as applicable; (b) in the case of any prepayment, (i) the aggregate principal
                -                                  -
amount of the Revolving Credit Loans to be prepaid on such date and (ii) the
                                                                     --
aggregate principal amount of the Revolving Credit Loans owing to such holder to be prepaid on such date and (c) in the case of any prepayment of the Senior
                             -
Revolving Credit Notes or any permanent termination of the Total Revolving Commitment, (i) the aggregate amount of the accrued interest due and payable in
             -
connection therewith and (ii) the amount of accrued interest to be paid to such
                          --
holder in connection therewith.

      12.6. Pro Rata Treatment. Each payment and prepayment of the principal of
            ------------------
the Senior Revolving Credit Notes shall be made pro rata among the holders of
                                                --- ----
the Senior Revolving Credit Notes based upon their respective Percentages unless any holder fails to honor its commitment under section 12.2(a), in which event payments shall be made in proportion to the aggregate principal amount borrowed from each such holder.

      12.7. Permanent Termination of the Total Revolving Commitment Upon the
            ----------------------------------------------------------------
Occurrence of an Event of Default or a Chance of Control.
--------------------------------------------------------

            (a) In addition to the rights of the holders of the Senior Revolving Credit Notes set forth in section 16, upon the occurrence of an Event of Default of the character described in subdivisions (a), (b), (c),
      (d), (h), (i), (i), (k) or (l) of section 16.1 and at the option of the holder or holders of 50% or more in aggregate principal amount of all Senior Revolving Credit Notes at the time outstanding (excluding any Senior Revolving Credit Notes at the time owned by the Companies or any Affiliate of the Companies), exercised by written notice to the Note Issuers, the Total Revolving Commitment may be permanently terminated, whereupon all Revolving Credit Loans, and interest accrued thereon, shall become immediately due and payable. Upon the occurrence of an Event of Default of the character described in subdivisions (e), (f) or (g) of section 16.1, the Total Revolving Commitment shall forthwith terminate without notice of any kind, which is hereby expressly waived by the Note Issuers, whereupon all Revolving Credit Loans, and interest accrued thereon, shall become immediately due and payable.

            (b) In addition, as provided in section 9.7, upon the occurrence of a Change of Control and at the option of the Required Holders of all Senior Revolving Credit Notes at the time outstanding (excluding any Senior Revolving Credit Notes at the time owned by the Companies or any Affiliate of the Companies), exercised by written notice to the Note Issuers, the Total Revolving Commitment may be permanently terminated, whereupon all Revolving Credit Loans, and interest accrued thereon, shall become immediately due and payable.

      12.8. Books and Records. The holders of the Senior Revolving Credit Notes
            -----------------
are hereby irrevocably authorized by the Note Issuers to maintain records evidencing the dates and the amounts of the Revolving Credit Loans and of each payment and prepayment made by the Note Issuers with respect thereto (whether in respect of the principal thereof and/or the interest or fees accrued thereon) and the applicable rate or rates and amounts of interest accrued thereon and of all other related transactions. In the absence of manifest error, such records shall constitute final, binding and conclusive evidence of the same. No failure on the part of any holder of the Senior Revolving Credit Notes to maintain any such records shall in any way affect any Revolving Credit Loan made by such holder or the rights or obligations of such holder or of the Note Issuers with respect thereto. Each holder of the Senior Revolving Credit Notes shall, upon request (but not more frequently than once during any calendar month), furnish to the Note Issuers a statement of the amounts and dates of each Revolving Credit Loan made by such holder, the amount of and date on which each payment and prepayment was made in respect thereof and the amount (and the applicable rate or rates) of interest accrued thereon. In the absence of manifest error, such statement shall be deemed final, binding and conclusive upon the Note Issuers of its contents unless the Note Issuers shall notify such holder in writing of their objection to any portion of such statement within 45 days of the date on which such statement was furnished to the Note Issuers.

13.   Board Visitation Rights; Management Stock Option Plan.
      -----------------------------------------------------

            (a) The holders of the Securities shall have the right, as a group, to appoint one representative who shall: (i) receive notice of all
                                                -
      meetings (both regular and special) of the Board of Directors of each of the Companies and each committee of any such board (such notice to be delivered or mailed as specified in section 23 at the same time as notice is given to the members of any such board and/or committee but in no event later than seven days prior to the date of such meeting); (ii) be entitled
                                                                 --
      to attend (or, in the case of telephone meetings, monitor) all such meetings; (iii) receive all notices, information and reports which are
                 ---
      furnished to the members
      of any such board and/or committee at the same time and in the same manner as the same is furnished to such members; (iv) be entitled to participate
                                                 --
      in all discussions conducted at such meetings and (v) receive as soon as
                                                         -
      available (but in any event not later than 30 days after such meeting) copies of the minutes of all such meetings. If any action is proposed to be taken by any such board and/or committee by written consent in lieu of a meeting, the Companies will give written notice thereof to such representative, which notice shall describe in reasonable detail the nature and substance of such proposed action and shall be delivered not less than seven days prior to the date upon which such action is proposed to be taken. The Companies will furnish such representative with a copy of each such written consent not later than five days after it has been signed by its last signatory. Such representative shall not constitute members of any such board and/or committee and shall not be entitled to vote on any matters presented at meetings of any such board and/or committee or to consent to any matter as to which the consent of any such board and/or committee shall have been requested. The Board of Directors of each Company shall meet not less frequently than once during each fiscal quarter during the first year of this Agreement and not less frequently than three times during each subsequent year. The Companies will pay the reasonable out-of-pocket expenses of such representative incurred in connection with attending such meetings and/or exercising any rights hereunder.

            (b) Not later than June 30, 1998, the Holding Company shall have adopted a management stock option plan providing for issuance to employees of options exercisable for shares of Holding Company Class D Common Stock (the "Management Stock Option Plan") and otherwise in form and substance satisfactory to the Required Holders of each class of Securities at the time outstanding. Without limiting the generality of the foregoing, such Management Stock Option Plan must provide that no amendment, modification or waiver of any term thereof (or of any related agreement, document or instrument) may be made without the prior written consent of the Required Holders of each class of Securities at the time outstanding.

14.   Covenants of the Companies. From and after the date hereof and thereafter
      --------------------------
so long as any of the Notes shall remain outstanding, the Holding Company will, and will cause each of its Subsidiaries to, duly perform and observe each and all of the covenants and agreements hereinafter set forth (it being agreed that certain provisions of sections 14.5, 14.7(b), 14.9, 14.11, 14.15 and 14.16 are subject to modification or termination, in whole or in part, as explicitly provided in such sections on the first date upon which the Senior Notes shall have been indefeasibly paid or prepaid in full and the Total Revolving Commitment shall have been permanently terminated (the "Covenant Adjustment Date"), but until the Covenant Adjustment Date, the provisions of section 14 are for the benefit of and are enforceable by the holder or holders of any Notes in accordance with the terms hereof):

      14.1. Books of Record and Account: Reserves. The Holding Company will, and
            -------------------------------------
will cause each of its Subsidiaries to (a) at all times keep proper books of
                                        -
record and account in which full, true and correct entries shall be made of its transactions in accordance with GAAP and (b) set aside on its books from its
                                          -
earnings for each fiscal year all such proper reserves as shall be required in accordance with GAAP in connection with its business.

      14.2. Payment of Taxes; Corporate Existence; Maintenance of Properties;
            -----------------------------------------------------------------
Compliance with Laws; Lines of Business; Proprietary Rights. Each of the Holding
-----------------------------------------------------------
Companies will, and will cause each of its respective Subsidiaries to:

            (a) pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any of its property, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a Lien upon its property; provided that no
                                                            --------
      such Person shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP; provided, further, that the Holding Company will, and will cause each of
      --------  -------
      its Subsidiaries to, pay any such tax, assessment, charge, levy or claim prior to the commencement of any proceeding to foreclose any Lien securing the same;

            (b) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all material Licenses, provided that nothing in this clause (b) shall prohibit the
                --------
      consummation of any transaction consummated in accordance with section 14.13, 14.14 or 14.15;

            (c) maintain and keep its material properties necessary for the conduct of its business in good repair, working order and condition (reasonable wear and tear excepted), so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

            (d) comply in all material respects with all applicable laws, statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, all Environmental Laws); provided that no such Person
                                                   --------
      shall be required by reason of this section 14.2(d) to comply therewith at any time while it shall be contesting its obligation to do so in good faith by appropriate proceedings promptly initiated and diligently conducted, and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP;

             (e) engage only in lines of business related to the Business and conduct substantially all its business and keep substantially all its assets in the United States of America, provided that, notwithstanding
                                              --------
      anything to the contrary contained in this Agreement or any of the other Operative Documents, neither the Holding Company nor Apollo shall engage in any operations, business or activity other than that which is incidental to owning and holding its interest in Pacer and Apollo (in the case of the Holding Company) and Intermetrics (in the case of Apollo) and, without limiting the generality of the foregoing, neither the Holding Company nor Apollo shall own any material assets other than such interests and shall not have any direct Subsidiary other than Pacer and Apollo (in the case of the Holding Company) and Intermetrics (in the case of Apollo); and

             (f) own or have a valid license for all material Proprietary Rights used by it in the conduct of its business.

      14.3.  Insurance. The Holding Company will, and will cause each of its
             ---------
Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to their properties and businesses against loss or damage of the kinds customarily insured against by Persons of established reputation engaged in the same or a similar business and similarly situated, in such amounts and by such methods as shall be customary for such Persons and reasonably deemed adequate by the Holding Company.

      14.4.  Limitation on Discount or Sale of Receivables. The Holding Company
             ---------------------------------------------
will not, and will not permit any of its Subsidiaries to, directly or indirectly, discount or sell any of their accounts receivable, except that Intermetrics, Pacer and any of their respective Subsidiaries may settle doubtful accounts in the ordinary course of business.

      14.5.  Limitation on Funded Debt and Current Debt. The Holding Company
             ------------------------------------------
will not, and will not permit any of its Subsidiaries to, be liable or create, assume, incur, guarantee, or in any manner become liable, contingently or otherwise, in respect of any Funded Debt or Current Debt other than:

      (1) until the Covenant Adjustment Date:

             (a) Funded Debt evidenced by the Notes and Note Guarantees;

             (b) Funded Debt and/or Current Debt outstanding on the date hereof and referred to on Exhibit 5.9 attached hereto (but no renewal, extension,
                         -----------
      refinancing or refunding thereof);

             (c) Funded Debt and/or Current Debt of Intermetrics, Pacer or any of their respective Subsidiaries constituting Attributable Debt permitted under section 14.16;

             (d) Funded Debt and/or Current Debt of Intermetrics, Pacer or any of their respective Subsidiaries under Capital Leases, provided that (i)
                                                             --------       -
      both at the time of and immediately after giving effect to the incurrence thereof and the retirement of any Indebtedness which is concurrently being retired, no Default or Event of Default shall have occurred and be continuing, (ii) the aggregate principal amount of Funded Debt and Current
                   --
      Debt permitted by this clause (d) which is incurred during any fiscal year shall not exceed $350,000, (iii) the aggregate outstanding principal
                                  ---
      amount of Funded Debt and Current Debt permitted by this clause (d) shall not exceed $1,000,000 at any time and (iv) any Liens securing such Funded
                                             --
      Debt and/or Current Debt are permitted under section 14.9(c);

             (e) additional unsecured Funded Debt and/or unsecured Current Debt of Intermetrics and/or Pacer not otherwise permitted under this subdivision (1) of this section 14.5, provided that:
                                            --------

                 (i) both at the time of and immediately after giving effect to the incurrence thereof and the retirement of any Indebtedness which is concurrently being retired, no Default or Event of Default shall have occurred and be continuing;

                 (ii) the aggregate outstanding principal amount of Funded Debt and Current Debt permitted by this clause (e) shall not exceed $3,500,000 at any time;

                 (iii) all Funded Debt and Current Debt permitted by this clause
            (e) shall be subordinated to the Senior Notes upon terms and conditions reasonably satisfactory to the Required Holders of the Senior Notes;

                 (iv) if at the time any Funded Debt or Current Debt permitted by this clause (e) is incurred the interest coverage ratio calculated under section 14.7(d) for the most recently completed four consecutive fiscal quarters of the Holding Company (or such shorter period as is specified therein) is less than 2.25 to 1.00, such Funded Debt or Current Debt shall be pari passu to the Subordinated Notes upon terms and conditions reasonably satisfactory to the Required Holders of the Subordinated Notes; and

                 (v) the holders of any Funded Debt and/or Current Debt permitted by this clause (e) shall not be entitled to the benefit of any negative pledge or other covenant restricting the ability of the Companies or any of their respective Subsidiaries from incurring any Liens;

            (f) Funded Debt and/or Current Debt of the Holding Company evidenced by Permitted Stock Repurchase Notes; and

            (g) unsecured Current Debt owing by one Company to any other Company, provided that (i) both at the time of and immediately after
               --------       -
      giving effect to the incurrence thereof and the retirement of any Indebtedness which is concurrently being retired, no Default or Event of Default shall have occurred and be continuing, (ii) the aggregate
                                                      --
      outstanding principal amount of Current Debt permitted by this clause (g) which is payable by Intermetrics or Pacer to all other Companies shall not exceed, in either case, $500,000 at any time and (iii) all Current Debt of
                                                        ---
      the kind referred to in this clause (g) which is payable to Intermetrics or Pacer must be evidenced by a written instrument and must be payable on demand and by setoff; and

      (2)    from and after the Covenant Adjustment Date:

             (a) Funded Debt and Current Debt evidenced by the Subordinated Notes and Note Guarantees;

             (b) any Funded Debt and/or Current Debt which is outstanding on the Covenant Adjustment Date and was incurred prior to the Covenant Adjustment Date in compliance with subdivision (1) of this section 14.5; and

             (c) additional Funded Debt and/or Current Debt of Intermetrics, Pacer or any of their respective Subsidiaries not otherwise permitted under this subdivision (2) of this section 14.5 (including any Funded Debt and/or Current Debt incurred to refinance the Senior Notes), provided that
                                                                   --------
      (i) both at the time of and immediately after giving effect to the
       -
      incurrence thereof and the retirement of any Indebtedness which is concurrently being retired, no Default or Event of Default shall have occurred and be continuing, and (ii) immediately after giving effect to
                                       --
      the incurrence thereof and the retirement of any Indebtedness which is concurrently being retired, the Holding Company will be in compliance with sections 14.7(c) and 14.7(d) calculated on a pro forma basis giving effect to such incurrence (and any such retirement) on the first day of the applicable period of four consecutive fiscal quarters specified in such sections.

      14.6.  Limitation on Restricted Payments. The Holding Company will not,
             ---------------------------------
and will not permit any of its Subsidiaries to, directly or indirectly, make or commit to make any Restricted Payment other than the following Restricted
Payments:

             (a) the Subsidiaries of the Holding Company may pay to the Holding Company dividends in cash and the Holding Company may, upon receipt of such dividends, (i) make (x) payments in cash in accordance with the
                       -        -
      Stockholders Agreement to repurchase from Management Stockholders (as defined in the Stockholders Agreement) shares of the Holding Company Common Stock (including any payments due under Permitted Stock Repurchase Notes) and (y) Niebla/Soulia Payments, provided that (A) both at the time
                  -                          --------       -
      of and after giving effect thereto, no

      Default or Event of Default shall have occurred and be continuing and (B)
                                                                             -
      the aggregate amount of all dividends and payments (including Niebla/Soulia Payments) (without duplication of amounts) referred to in this section 14.6(a)(i) shall not exceed (1) $200,000 during the fiscal
                                                -
      year ended February 28, 1998 and (2) $600,000 during any subsequent fiscal
                                        -
      year and (ii) make payments in cash to repurchase shares of its capital
                --
      stock, provided that (A) such repurchases are required by ERISA or other
             --------       -
      applicable law and (B) the aggregate amount of all dividends and payments
                          -
      (without duplication of amounts) referred to in this section 14.6(a)(ii) shall not exceed $100,000 during any fiscal year;

             (b) the Companies may pay to Westgate and to Levy/Schulte LLC the management fees and other amounts required to be paid to each pursuant to the Consulting Agreement (as in effect on the Closing Date) to which such Person is a party; provided that (i) such fees are paid quarterly in
                         --------       -
      arrears, on the last day of each February, May, August and November, (ii)
                                                                            --
      if any Default or Event of Default of the character described in section 16.1(a) or 16.1(b) shall have occurred and be continuing, then such fees shall be accrued but not paid for any period commencing 30 days after the Required Holders of any class of Notes shall notify any Company in writing to suspend the payment of such fees and (iii) if any Default or Event of
                                               ---
      Default of any character shall have occurred and be continuing, then the fixed portion of such fees payable pursuant to section 3(a)(i) of each Consulting Agreement shall be accrued but not paid for any period commencing 30 days after the Required Holders of any Notes shall notify any Company in writing to suspend the payment of such fees; and

             (c) in addition to the dividends referred to in section 14.6(a), the Subsidiaries of the Holding Company may pay to the Holding Company dividends in cash in an aggregate amount not to exceed $50,000 during any fiscal year, provided that (x) both at the time of and after giving effect
                   --------       -
      thereto, no Default or Event of Default shall have occurred and be continuing and (y) all dividends referred to in this section 14.6(c) are
                      -
      used by the Holding Company upon receipt only to make payments (or reimbursements) for its operating expenses (such as franchise taxes, expenses related to the preparation of financial reports, reimbursement of directors for reasonable travel and entertainment expenses and other similar items).

      14.7.  Certain Financial Covenants.
             ---------------------------

             (a) Minimum Consolidated Net Worth. The Holding Company will at all
                 ------------------------------
      times maintain Consolidated Net Worth of not less than $1,800,000 plus an
                                                                        ----
      aggregate amount equal to the sum of 50% of positive Consolidated Net Income for each full quarterly accounting period of the Holding Company completed after November 30, 1997, but without adjustment for any losses during any such period. For purposes of this section 14.7(a), Consolidated Net Worth at any date shall be increased by any amount deducted therefrom in respect of up to $310,000 in aggregate principal amount of loans made on the Closing Date in compliance with section 14.11 to employees of the Companies the proceeds of which are used by such employees to purchase shares of Holding Company Common Stock.

             (b) Current Ratio. Until the Covenant Adjustment Date, the Holding
                 -------------
      Company will at all times maintain a ratio of Consolidated Current Assets to Consolidated Current Liabilities (other than Current Liabilities under Permitted Stock Repurchase Notes) of at least 1.00 to 1.00.

             (c) Minimum Fixed Charge Coverage Ratio. The Holding Company will
                 -----------------------------------
      at all times maintain a ratio of Consolidated Adjusted Net Income Available for Fixed Charges for the most recently completed four consecutive fiscal quarters of the Holding Company to Consolidated Fixed Charges for such period of at least 1.20 to 1.00; provided that (i) until
                                                        --------       -
      March 31, 1999, the applicable period shall be the number of full fiscal quarters which have been completed after the Closing Date and (ii)
                                                                     --
      Interest Charges under Permitted Stock Repurchase Notes shall be disregarded for purposes of this section 14.7(c).

             (d) Minimum Interest Charge Coverage Ratio. The Holding Company
                 --------------------------------------
      will at all times maintain a ratio of Consolidated Adjusted Net Income for the most recently completed four consecutive fiscal quarters of the Holding Company to Consolidated Interest Charges for such period of at least 1.65 to 1.00; provided that (i) until March 31, 1999, the applicable
                          --------       -
      period shall be the number of full fiscal quarters which have been completed after the Closing Date and (ii) Interest Charges under Permitted
                                            --
      Stock Repurchase Notes shall be disregarded for purposes of this section 14.7(d).

      14.8.  Limitation on Tax Consolidation. The Holding Company will not, and
             -------------------------------
will not permit any of its Subsidiaries to, become a party to a consolidated or combined income tax return with any Person other than the Holding Company and its Subsidiaries.

      14.9.  Limitation on Liens. Until the Covenant Adjustment Date, the
             -------------------
Holding Company will not, and will not permit any of its Subsidiaries to, create or suffer to exist any Lien in respect of any property of any character of the Holding Company or any of its Subsidiaries (whether owned on the date hereof or hereafter acquired); provided that there shall be excluded from the operation of
                     --------
this section 14.9:

             (a) any Lien existing on the date hereof and referred to on Exhibit
                                                                         -------
      5.9 attached hereto;
      ---
             (b) Liens (other than any Lien created by any Environmental Law or by Section 4068 of ERISA), charges and encumbrances (including any taxes, assessments or other governmental charges, statutory Liens of landlords and Liens of mechanics, in each case for sums not yet due or the payment of which is not at the time required under section 14.2(a)) which (i) are
                                                                         -
      incurred in the ordinary course of business and which are incidental to the conduct of the business of the Holding Company and its Subsidiaries and the ownership of its and their property, (ii) are not incurred in
                                                    --
      connection with the borrowing of money or the obtaining of advances or credit, (iii) do not in the aggregate materially detract from the value of
               ---
      the property of the Holding Company and its Subsidiaries or materially impair the use thereof in the operation of its or their business and (iv)
                                                                            --
      do not (and could not reasonably be expected to) materially adversely affect the rights of the holders of the Notes;

            (c) any Lien securing Funded Debt and/or Current Debt permitted under sections 14.5(1)(c) or 14.5(1)(d), provided that (i) such Lien does
                                               --------       -
      not extend to or cover any property other than the property being leased in the applicable Leaseback Transaction or Capital Lease, and (ii) the
                                                                     --
      aggregate amount of Indebtedness secured thereby does not exceed the lower of the cost and the fair market value of such property; and

            (d) any Lien securing the Notes and arising under any of the Security Documents.

      14.10. Limitation on Transactions with Affiliates. The Holding Company
             ------------------------------------------
will not, and will not permit any of its Subsidiaries to, engage in any transaction (including, without limitation, the purchase, sale or exchange of any properties and assets or the rendering of any services) with an Affiliate of the Holding Company or of any of its Subsidiaries on terms less favorable to the Holding Company or any such Subsidiary in any material respect than would be obtainable at the time in comparable transactions with a Person not such an Affiliate; provided that nothing in this section 14.10 shall prohibit (a) the
           --------                                                    -
payment of any amount permitted to be paid under section 14.6, (b) the
                                                                -
execution, delivery and performance of the Employment Agreements or the Stockholders Agreement or (c) the consummation of any transaction required under
                           -
and effected in accordance with (i) the Holding Company's Certificate of
                                 -
Incorporation and by-laws (as in effect on the Closing Date) or (ii) the
                                                                 --
Repurchase Agreements, each dated January 14, 1998, between the Holding Company and J. Fernando Niebla and between the Holding Company and Soulia Family Trust, or the Compensation Agreement, dated November 11, 1996, between the Holding Company and J. Fernando Niebla (each as in effect on the Closing Date), provided
                                                                        --------
that, in the case of this clause (ii), both at the time of and after giving effect to such transaction, (A) no Default or Event of Default shall exist and
                             -
(B) all payments made thereunder (collectively, "Niebla/Soulia Payments") are
 -
permitted to be made under section 14.6.

      14.11. Limitation on Investments. The Holding Company will not, and will
             -------------------------
not permit any of its Subsidiaries to, directly or indirectly, make or commit to make any Investments other than Permitted Investments.

      14.12. Limitation on Issuance of Shares of Subsidiaries. The Holding
             ------------------------------------------------
Company will not permit any of its Subsidiaries to (a) issue, sell or otherwise
                                                    -
dispose of any shares (or any securities convertible into or exercisable or exchangeable for shares) of such Subsidiary except to the Holding Company or to a Wholly-Owned Subsidiary of the Holding Company or (b) sell, transfer or
                                                     -
otherwise dispose of any shares (or any securities convertible into or exercisable or exchangeable for shares) of any other Subsidiary of the Holding Company except to the Holding Company or to a Wholly-Owned Subsidiary of the Holding Company. The Holding Company will not, in any event, permit any Subsidiary of the Holding Company to have outstanding any Preferred Shares.

      14.13. Limitation on Subsidiary's Consolidation or Merger. The Holding
             --------------------------------------------------
Company will not permit any of its Subsidiaries to consummate any merger or consolidation with any other Person, provided that, if, both at the time of and
                                     --------
immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, then, subject to the provisions of section 9.7, any Subsidiary of the Holding Company may consummate any merger or consolidation with any Wholly-Owned Subsidiary of the Holding Company so long as, if any Securities shall remain outstanding following the consummation of such merger or consolidation, (x) the surviving or resulting corporation shall be a
                -
Wholly-Owned Subsidiary of the Holding Company and shall have delivered to each holder of any Notes to remain outstanding a legal, valid, binding and enforceable Note Guarantee and (y) the holders of any Securities to remain
                                -
outstanding shall have received such additional agreements, documents and instruments (including, without limitation, opinions of counsel) as the Required Holders of any class of Securities to remain outstanding may reasonably request in connection therewith. No consolidation or merger permitted by this section
14.13 shall have the effect of releasing any Person from any liability or obligation under this Agreement or any of the other Operative Documents.

      14.14. Limitation on the Holding Company's Consolidation or Merger. The
             -----------------------------------------------------------
Holding Company will not consummate any merger or consolidation with any other Person, provided that, if, both at the time of and immediately after giving
        --------
effect thereto, no Default or Event of Default shall have occurred and be continuing, then, subject to the provisions of section 9.7, the Holding Company may consummate any merger or consolidation in connection with the consummation of an Exit Event (as defined in the Holding Company's Certificate of Incorporation) so long as, if any Securities shall remain outstanding following the consummation of such merger or consolidation, (x) the surviving or resulting
                                                   -
corporation shall have delivered to each holder of any Notes to remain outstanding a legal, valid, binding and enforceable Note Guarantee and (y) the
                                                                        -
holders of any Securities to remain outstanding shall have received such additional agreements, documents and instruments (including, without limitation, opinions of counsel) as the Required Holders of any class of Securities to remain outstanding may reasonably request in connection therewith. No consolidation or merger permitted by this section 14.14 shall have the effect of releasing any Person from any liability or obligation under this Agreement or any of the other Operative Documents.

      14.15. Limitation on Disposition of Property. The Holding Company will
             -------------------------------------
not, and will not permit any of its Subsidiaries to, directly or indirectly, sell, lease or otherwise dispose of any of their respective properties and assets (or any right, title or interest therein), whether real, personal or mixed, tangible or intangible, including, without limitation, shares of capital stock, securities or Indebtedness of any Subsidiaries of the Holding Company, except for (a) sales by Intermetrics and Pacer and their respective Subsidiaries
            -
of inventory in the ordinary course of business consistent with prudent business practice, (b) the sale by Intermetrics of the Class A Interests held by
           -
Intermetrics in Intermetrics Entertainment Software, LLC, (c) the sale by Pacer
                                                           -
of that portion of its criminal justice business which is located in McLean, Virginia, and (d) other sales by Intermetrics and Pacer and their respective
               -
Subsidiaries of properties and assets if, in the case of this clause (d), on the date of such sale and after giving effect thereto:

                    (i) no Default or Event of Default shall have occurred and be continuing;

                    (ii) in the case of any sale for $500,000 or more, the Board of Directors of the Holding Company shall have reasonably determined in good faith, as evidenced by written resolutions thereof promptly delivered to the holders of the Notes, that (A)
                                                                           -
             the sale of such properties and assets is in the best interests of the Holding Company and its Subsidiaries and is not disadvantageous in any material respect to the holders of the Notes and (B) such
                                                                      -
             properties and assets are being disposed of for fair and adequate cash consideration on fair and adequate terms; and

                    (iii) the aggregate book value of all properties and assets sold pursuant to this clause (d):

                          (A) during any fiscal year is not more than 5% (15%
                    from and after the Covenant Adjustment Date) of Consolidated Total Assets as at the end of the most recently completed fiscal year of the Holding Company immediately prior to the date of such sale; and

                          (B) from and after the Covenant Adjustment Date, is
                    not more than 30% of Consolidated Total Assets as at the end of the most recently completed fiscal year of the Holding Company immediately prior to the date of any sale;

             provided that Intermetrics, Pacer and their respective Subsidiaries
             --------
             may sell properties and assets consisting exclusively of owned software and designs in excess of the foregoing limitations so long as such properties and assets are sold for not less than their net book value and the consideration paid in respect thereof shall consist exclusively of cash.

      14.16. Limitation on Leasebacks. The Holding Company will not, and will
             ------------------------
not permit any of its Subsidiaries to, directly or indirectly, sell or otherwise dispose of any of their respective properties and assets if, as part of the same transaction or series of related transactions, the Holding Company or any of its Subsidiaries shall then or thereafter rent or lease as lessee, or similarly acquire the right to possession or use of, such properties and assets (or a major portion thereof), or other properties and assets which it intends to use for substantially the same purpose or purposes, under any lease, agreement or other arrangement which obligates the Holding Company or any of its Subsidiaries to pay rent as lessee or make any other payments for such possession or use (any such transaction being hereinafter referred to as a "Leaseback Transaction"), provided that the Holding Company and its Subsidiaries may enter into Leaseback
--------
Transactions if:

            (a) both at the time of and after giving effect thereto no Default or Event of Default shall have occurred and be continuing;

            (b) the aggregate amount of Attributable Debt of the Holding Company and its Subsidiaries incurred during any period of twelve consecutive months commencing on or after the Closing Date shall not exceed $400,000 ($1,000,000 from and after the Covenant Adjustment Date) in the aggregate; and

            (c) after giving effect thereto, the aggregate outstanding amount of all Attributable Debt of the Holding Company and its Subsidiaries shall not exceed $1,100,000 ($2,750,000 from and after the Covenant Adjustment
      Date) at any time.

For purposes hereof, "Attributable Debt" shall mean, as to any particular Leaseback Transaction, the greater of (i) the present value of all Rental
                                       -
Obligations required to be paid by the Holding Company and/or any of its Subsidiaries under any related lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease if known or, if not known, of 10% per annum) and (ii) the fair market value of the property
                                     --
subject to such Leaseback Transaction as reasonably determined by the Board of Directors of the Holding Company at the time of the consummation of such Leaseback Transaction.

      14.17. Modification of Certain Documents, Agreements and Instruments. The
             -------------------------------------------------------------
Companies will not, and will not permit any of their respective Subsidiaries to,
(a) amend, modify or waive any term, condition or provision of any of the
 -
agreements referred to in section 4.3 (including, without limitation, the Merger Documents, Stockholders Agreement, Employment Agreements and Consulting Agreements) or its charter, by-laws or other organizational documents if the effect thereof is or could reasonably be expected to be materially adverse to the interests of any holder of any of the Notes or (b) have a fiscal year which
                                                    -
ends on any date other than the last day of December.

      14.18. Further Assurances. From time to time hereafter, the Holding
             ------------------
Company will execute and deliver, or will cause to be executed and delivered, such additional agreements, documents and instruments and will take all such other actions as any holder or holders of the Notes may reasonably request for the purpose of implementing or effectuating the provisions of the Operative Documents, including, without limitation, the Security Documents, and to grant to the holders of the Notes first priority perfected liens in all properties and assets (whether real, personal or mixed) of the Holding Company and its Subsidiaries. Without limiting the generality of the foregoing, in the event that the Holding Company at any time or from time to time shall organize or acquire any Subsidiary (subject to the limitations set forth in section 14.19) or acquire any real property or any interest in real property, then and in each such case, not less than 25 days prior to consummating such transaction, the Holding Company will notify each holder of the Notes and, at the time of the organization or acquisition of such Subsidiary or such acquisition of real property, the Holding Company will, and will cause each such additional Subsidiary to, execute and deliver, and file, record and register, if applicable, such additional Security Documents (including Note Guarantees) to each holder of any Notes as may be necessary to comply with the terms of section
1. Each such agreement, document and instrument shall be in form and substance satisfactory to the Required Holders of each class of the Notes.

      14.19. Additional Subsidiaries. Notwithstanding anything to the contrary
             -----------------------
set forth herein, without the prior written consent of the Required Holders of each class of the Notes, the Holding Company shall not, and shall not permit any of its Subsidiaries to, organize or acquire any Subsidiary if the effect thereof is or could reasonably be expected to be materially adverse to the interests of any holder of any of the Notes.

15.   Definitions.
      -----------

      15.1. Definitions of Capitalized Terms. The terms defined in this section
            --------------------------------
15.1, whenever used in this Agreement, shall, unless the context otherwise requires, have the following respective meanings:

      "Adjusted LIBOR Rate" shall mean, on any date, the sum of (a) the per
       -------------------
annum rate of interest reported by The Wall Street Journal as the three-month
                                   -----------------------
London Interbank Offered Rate (LIBOR) for the first Business Day of each Interest Period plus (b) the following:
                ----  -

               (i) 275 basis points, in the case of the Senior Revolving Credit Notes;

               (ii)  300 basis points, in the case of the Senior Term Notes; or

               (iii) in the case of the Senior Bridge Notes (A) from and after
                                                             -
      the Closing Date to but excluding August 31, 1998, 300 basis points, (B)
                                                                            -
      from and after August 31, 1998 to but excluding February 28, 1999, 350 basis
      points, (C) from and after February 28, 1999 to but excluding August 31,
               -
      1999, 400 basis points, (D) from and after August 31, 1999 to but
                               -
      excluding February 28, 2000, 450 basis points, (E) from and after February
                                                      -
      28, 2000 to but excluding August 31, 2000, 500 basis points and (F) from
                                                                       -
      and after August 31, 2000, 550 basis points.

The Adjusted LIBOR Rate shall be reset effective as of the first Business Day of each Interest Period. If such rate of interest is no longer reported by The Wall
                                                                        --------
Street Journal, then any other publicly available source of similar market data,
--------------
as selected by the Required Holders of each class of the Senior Notes, shall be utilized.

      "Adjusted Net Income" [12.1] of any Person shall mean, for any period, the
       -------- --- ------
Net Income of such Person for such period after restoring thereto amounts deducted for (a) Interest Charges, (b) taxes in respect of earnings and profits,
              -                     -
(c) amortization of expenses, assets and goodwill incurred in connection with
 -
the Merger (as defined in the Existing Securities Purchase Agreements), the Mergers, the issuance of the Securities (including any original issue discount and warrant amortization arising from the sale of securities under the Existing Securities Purchase Agreements) and the other transactions referred to in section 4.3 and consummated on the Closing Date, (d) charges related to the
                                                  -
grant, issuance or exercise of stock options or warrants and (e) consulting fees
                                                              -
and expenses paid to Westgate and Levy/Schulte LLC in accordance with section 14.6, in each case determined in accordance with GAAP.

      "Adjusted Net Income Available for Fixed Charges" of any Person shall
       -------- --- ------ --------- --- ----- -------
mean, for any period, the Adjusted Net Income of such Person for such period after restoring thereto amounts deducted for Rental Obligations, determined in accordance with GAAP.

      "Affiliate" of any Person shall mean any other Person which, directly or
       ---------
indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such first-mentioned Person, or any individual, in the case of a Person who is an individual, who has a relationship by blood, marriage or adoption to such first-mentioned Person not more remote than first cousin, and, without limiting the generality of the foregoing, shall include (a)
                                                                              -
any Person beneficially owning or holding, directly or indirectly, 5% or more of any class of Voting Stock or other equity securities of such first-mentioned Person or (b) any Person of which such first-mentioned Person owns or holds,
           -
directly or indirectly, 5% or more of any class of Voting Stock or other equity securities; provided that in no event shall you or any other institutional
            --------
holder of Securities be deemed to be an Affiliate of the Companies. For the purposes of this definition, "control" (including, with correlative meanings,
                              -------
the terms "controlled by" and "under common control with"), as used with respect
           ---------- --       ----- ------ ------- ----
to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock or other equity securities or by contract or otherwise.

      "AFH Partners" shall mean AFH Partners, L.P., a Delaware limited
       --- --------
partnership, the sole general partner of which is Bronto, Inc., a Delaware corporation, the sole shareholder of which is Michael B. Alexander.

      "Apollo" shall mean Apollo Holding, Inc., a Delaware corporation, and any
       ------
successor thereto.

      "Appollo A Shares" shall have the meaning specified in section 1.
       ------- - ------

      "Appollo B Shares" shall have the meaning specified in section 1.
       ------- - ------

      "Appollo Merger" shall mean the merger of AH Acquisition Corp. with and
       ------- ------
into Apollo on the Closing Date.

      "Apollo Securities" shall mean the Apollo A Shares, the Apollo B Shares
       -----------------
and the Apollo Warrants.

      "Apollo Warrants" shall have the meaning specified in section 1.
       ------ --------

      "Attributable Debt" shall have the meaning specified in section 14.16.
       ------------ ----

      "Available Revolving Commitment" shall have the meaning specified in
       --------- --------- ----------
section 12.1.

      "Bankruptcy Code" shall have the meaning specified in section 10.1.
       ---------- ----

      "Blockage Period" shall have the meaning specified in section 10.4.
       -------- ------

      "Broadview" shall mean Broadview Associates, L.P.
       ---------

      "Business" shall have the meaning specified in section 5.4.
       --------

      "Business Day" shall mean any day other than a Saturday, Sunday or other
       -------- ---
day which shall be in Boston, Massachusetts, or New York, New York, a legal holiday or a day on which banking institutions therein are authorized by law to close.

      "Capital Lease" shall mean any lease or similar arrangement which is of
       ------- -----
such a nature that payment obligations of the lessee or obligor thereunder are required to be capitalized and shown as liabilities upon a balance sheet of such lessee or obligor prepared in accordance with GAAP or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

      "Change of Control" shall have the meaning specified in section 9.7.
       ------ -- -------

      "Closing" and "Closing Date" shall have the respective meanings specified
       -------       ------- ----
in section 3.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time
       ----
to time.

      "Collateral" shall have the meaning specified in section 1.
       ----------

      "Commission" shall mean the Securities and Exchange Commission or any
       ----------
other federal agency from time to time administering the Securities Act and/or the Exchange Act.

      "Companies" shall mean the Holding Company and each of its Subsidiaries
       ---------
(whether now existing or hereafter acquired or organized), each of which is sometimes herein referred to as a "Company".

      "Confidential Information" shall have the meaning specified in section
       ------------ -----------
8(b).

      "Consolidated Adjusted Net Income" [12.1], "Consolidated Adjusted Net
       ------------ -------- --- ------           ------------ -------- ---
Income Available for Fixed Charges" [14.7], "Consolidated Current Assets"
------ --------- --- ----- -------           ------------ ------- ------
[14.7], "Consolidated Current Liabilities" [14.7], "Consolidated Fixed Charges"
         ------------ ------- -----------           ------------ ----- -------
[14.7], "Consolidated Net Worth" [14.7] and "Consolidated Total Assets" [14.15]
         ------------ --- -----              ------------ ----- ------
shall mean the Adjusted Net Income, Adjusted Net Income Available for Fixed Charges, Current Assets, Current Liabilities, Fixed Charges, Net Worth and Total Assets, as the case may be, of the Holding Company and its Subsidiaries (whether or not ordinarily consolidated in consolidated financial statements of the Holding Company and Subsidiaries), all consolidated in accordance with GAAP, and after giving appropriate effect to outside minority interests, if any, in Subsidiaries, provided that in determining Consolidated Adjusted Net Income and
              --------
Consolidated Adjusted Net Income Available for Fixed Charges there shall be excluded (a) the Net Income of any Person (other than a Subsidiary of the
          -
Holding Company) in which the Holding Company or any Subsidiary of the Holding Company has an ownership interest, except to the extent that any such Net Income has been actually received by the Holding Company or such Subsidiary in the form of dividends or similar distributions, (b) any undistributed Net Income of a
                                        -
Subsidiary of the Holding Company which for any reason is unavailable for distribution to the Holding Company or any other Subsidiary of the Holding Company, (c) the Net Income of any Person accrued prior to the date it becomes a
          -
Subsidiary of the Holding Company or is merged into or consolidated with the Holding Company or a Subsidiary of the Holding Company, (d) in the case of a
                                                         -
successor to the Holding Company by consolidation, merger or transfer of assets, the Net Income of such successor accrued prior to such consolidation, merger or transfer, (e) any deferred or other credit representing the excess of the equity
           -
in any Subsidiary of the Holding Company at the date of acquisition thereof over the cost of the investment in such Subsidiary and (f) any restoration to income
                                                   -
of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during the same period.

      "Consolidated Net Income" [14.7] shall mean the Net Income of the Holding
       ------------ --- ------
Company and its Subsidiaries, consolidated in accordance with GAAP.

      "Consulting Agreements" shall have the meaning specified in section 4.3.
       ---------- ----------

      "Covenant Adjustment Date" shall have the meaning specified at the
       -------- ---------- ----
beginning of section 14.

      "Covenant Default" and "Covenant Default Blockage Period" shall have the
       -------- -------
respective meanings specified in section 10.4.

      "Current Assets" of any Person shall mean, at any date, all assets of such
       ------- ------
Person which would, in accordance with GAAP, be classified as current assets at such date.

      "Current Debt" of any Person shall mean, at any date, (a) all Indebtedness
       ------- ----                                          -
for borrowed money or in respect of Capital Leases or the deferred purchase price of property, whether or not interest bearing, of such Person at such date which would, in accordance with GAAP, be classified as short-term Indebtedness at such date, but specifically excluding the current maturities of such Person's Funded Debt and (b) all Guarantees by such Person at such date of Current Debt
                 -
of others.

      "Current Liabilities" of any Person shall mean, at any date, all
       ------- -----------
Indebtedness of such Person which would, in accordance with GAAP, be classified as current liabilities at such date (excluding the current maturities of such Person's Funded Debt).

      "Default" shall mean any condition or event which constitutes or, after
       -------
notice or lapse of time or both, would constitute an Event of Default.

      "Disclosure Documents" shall have the meaning specified in section 5.4.
       ---------- ---------

      "Employment Agreements" shall have the meaning specified in section 4.3.
       ---------- ----------

      "Environmental Laws" shall mean any law, statute, rule, regulation or
       ------------- ----
other governmental standard or requirement relating or pertaining to (a) the
                                                                      -
generation, manufacture, management, handling, use, sale, transportation, treatment, storage, disposal, delivery, discharge, release or emission of any waste, pollutant or toxic, hazardous or other substance, or (b) any other act,
                                                             -
omission or condition affecting or involving the environment or air or water pollution or soil or groundwater contamination.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
       -----
amended from time to time, and the regulations and rulings thereunder.

      "ERISA Affiliate" shall mean each trade or business (whether or not
       ----- ---------
incorporated) that, together with any Company, would be treated as a single employer under section 4001(b) of ERISA, or that is a member of a group of which any Company is a member and that is a controlled group within the meaning of section 497l(e)(2)(B) of the Code.

      "Event of Default" shall have the meaning specified in section 16.1.
       ----- -- -------

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
       -------- ---
or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

      "Exchange of Securities" shall mean (a) the exchange of the Apollo A
       -------- -- ----------              -
Shares for the Purchased A Shares, (b) the exchange of the Apollo B Shares for
                                    -
the Purchased B Shares, (c) the exchange and cancellation of the Apollo Warrants
                         -
for the Purchased G Shares, (d) the exchange of the Intermetrics Senior Term
                             -
Notes for the Senior Term Notes, (e) the exchange of the Intermetrics Senior
                                  -
Revolving Credit Notes for the Senior Revolving Credit Notes and (f) the
                                                                  -
exchange of the Intermetrics Subordinated Notes for the Subordinated Notes, in each case on the Closing Date.

      "Existing Securities Purchase Agreements" shall have the meaning specified
       -------- ---------- -------- ----------
in section 1.

      "Expiration Date" shall have the meaning specified in section 12.1.
       ---------- ----

      "Fixed Charges" of any Person shall mean, for any period, the sum (without
       ----- -------
duplication of amounts) of all Interest Charges and Rental Obligations of such Person for such period, determined in accordance with GAAP.

      "Funded Debt" of any Person shall mean, at any date, (a) all Indebtedness
       ------ ----                                          -
for borrowed money or in respect of Capital Leases or the deferred purchase price of property, whether or not interest-bearing, of such Person which would, in accordance with GAAP, be classified as long-term Indebtedness at such date, but in any event including all such Indebtedness, whether secured or unsecured, of such Person which matures (or which, pursuant to the terms of a revolving credit agreement or otherwise, is directly or indirectly renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof, notwithstanding the fact that payments in respect thereof (whether installment, serial maturity or sinking fund payments or otherwise) are required to be made by such Person not more than one year after the date as of which the amount of Funded Debt is being determined, other than any amount thereof which is at the time included in Current Debt of such Person and (b) all Guarantees by such Person at such date of Funded Debt of others.
     -

      "GAAP" shall mean generally accepted accounting principles as in effect in
       ----
the United States from time to time, consistently applied.

      "Guarantee" of any Person shall mean, at any date, any obligation of such
       ---------
Person at such date guaranteeing, directly or indirectly, any Indebtedness, liability or other obligation of any other Person in any manner, but in any event including all endorsements (other than for collection or deposit in the ordinary course of business), all discounts with recourse and all obligations incurred through an agreement, contingent or otherwise (a) to purchase the
                                                        -
obligations of any other Person or any security therefor or to advance or supply funds for the payment or purchase of such obligations, or (b) to purchase, sell
                                                           -
or lease (as lessee or lessor) property, products, materials or supplies or to purchase or sell transportation or services, primarily for the purpose of enabling the obligor to make payment of such obligations or to assure the owner of such obligations against loss, regardless of the delivery or non-delivery of the property, products, materials or supplies or the furnishing or nonfurnishing of the transportation or services, or (c) to provide funds for the payment of,
                                       -
or obligating such Person to make, any loan, advance, capital contribution or other investment in the obligor for the purpose of assuring a minimum equity, asset base, working capital or other balance sheet condition for any date or to provide funds for the payment of any obligation, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in the obligor. The amount of any Guarantee shall be equal to the amount of all Indebtedness, liabilities and other obligations directly or indirectly guaranteed thereby.

      "Guarantors" shall mean each of the Subsidiaries of the Holding Company
       ----------
(other than any Note Issuer and other than Intermetrics Entertainment Software,
LLC) whether existing at the time of the Closing or thereafter organized or acquired. At the time of the Closing, the Guarantors are: (a) Intermetrics
                                                           -
International, Inc., (b) Intermetrics Securities, Inc., (c) Infotec
                      -                                  -
Development, Inc. and (d) Computing Applications Software Technology, Inc.
                       -

      "Holding Company" shall mean Averstar, Inc., a Delaware corporation
       ------- -------
formerly named IP Technologies, Inc., and any successor corporation.

      "Holding Company Class A Common Stock", "Holding Company Class B Common
       ------- ------- ----- - ------ -----    ------- ------- ----- - ------
Stock", "Holding Company Class C Common Stock", "Holding Company Class D Common
-----    ------- ------- ----- - ------ -----    ------- ------- ----- - ------
Stock", "Holding Company Class E Common Stock", "Holding Company Class F Common
-----    ------- ------- ----- - ------ -----    ------- ------- ----- - ------
Stock and "Holding Company Class G Common Stock" shall mean the Class A Common
-----      ------- ------- ----- - ------ -----
Stock, $.001 par value, Class B Common Stock, $.001 par value, Class C Common Stock, $.001 par value, Class D Common Stock, $.001 par value, Class E Common Stock, $.001 par value, Class F Common Stock, $.001 par value, and Class G Common Stock, $.00l par value, respectively, of the Holding Company, in each case as constituted on the Closing Date and any stock into which any such stock shall have been changed or any stock resulting from any reclassification of such stock.

      "Holding Company Common Stock" shall mean each class of Common Stock of
       ------- ------- ------ -----
the Holding Company as constituted on the Closing Date and any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

      "IES Holding" shall mean IES Holding, Inc., a Delaware corporation.
       --- -------

      "IES Registration Rights Agreement" shall mean the Securities and
       --- ------------ ------ ---------
Registration Rights Agreement dated February 27, 1998 among IES Holding and each of the institutional investors named therein.

      "IES Spin Out" shall mean (a) the organization of IES Holding by
       --- ---- ---              -
Intermetrics, (b) the contribution to IES Holding by Intermetrics of all of the
               -
Class B Interests issued by Intermetrics Entertainment Software, LLC owned by Intermetrics, (c) the dividend of all of the outstanding shares of capital stock
               -
of IES Holding by Intermetrics to Apollo and by Apollo to each of its stockholders and (d) the issuance of the IES Warrants by IES Holding to the
                  -
holders of the Apollo Warrants.

      "IES Spin Out Documents" shall mean (a) the Certificate of Incorporation
       --- ---- --- ---------              -
and By-Laws of IES Holding, (b) the IES Registration Rights Agreement and (c)
                             -                                             -
each of the other agreements, documents and instruments related to the IES Spin Out.

      "IES Warrants" shall mean the common stock purchase warrants issued by IES
       --- --------
Holding to the holders of the Apollo Warrants evidencing rights to purchase in the aggregate 132,347 (subject to adjustment) shares of the Voting or Non-Voting Class D Common Stock, $.001 par value, of IES Holding, which warrants shall be in form and substance the same as the Apollo Warrants.

      "Indebtedness" of any Person shall mean, at any date, all indebtedness,
       ------------
liabilities and other obligations of such Person at such date (other than items of shareholders' equity) which would, in accordance with GAAP, be classified as liabilities of such Person, but in any event including (without duplication):

            (a) all Guarantees of such Person;

            (b) all indebtedness, liabilities and other obligations secured by any mortgage, lien, pledge, charge, security interest or other encumbrance in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations;

            (c) all indebtedness, liabilities and other obligations of such Person arising under any conditional sale or other title retention agreement, whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property;

            (d) the amount of the obligation required to be recorded by the lessee in respect of any Capital Lease under which such Person is lessee; and

            (e) all indebtedness, liabilities and other obligations arising in connection with letters of credit, bankers acceptances or other credit enhancement facilities.

      "Indemnified Costs" and "Indemnitee" shall have the respective meanings
       ----------- -----       ----------
specified in section 21.

      "Indemnified Person" shall have the meaning specified in section 11.5.
       ----------- ------

      "Interest Charges" of any Person shall mean, for any period, the remainder
       -------- -------
of (a) the aggregate amount of all interest paid, payable or guaranteed during
    -
such period by such Person in respect of Funded Debt and Current Debt, including, without limitation, Rental Obligations on Capital Leases, but excluding original issue discount, minus (b) the aggregate amount of all
                                   -----  -
interest on cash and cash equivalents actually paid to such Person in cash during such period, determined in accordance with GAAP.

      "Interest Periods" shall mean the periods (a) from and after each February
       -------- -------                          -
28 to but excluding the next succeeding May 31, (b) from and after each May 31
                                                 -
to but excluding the next succeeding August 31, (c) from and after each August
                                                 -
31 to but excluding the next succeeding November 30, and (d) from and after each
                                                          -
November 30 to but excluding the next succeeding February 28 (or February 29, as the case may be), each of which is an "Interest Period."
                                       -------- ------

      "Intermetrics" shall mean Intermetrics, Inc., a Delaware corporation, and
       ------------
any successor thereto.

      "Intermetrics/Pacer Transaction" shall mean the consummation of the
       ------------------ -----------
transactions contemplated by the Merger Documents, including, without limitation, the Mergers.

      "Intermetrics Senior Term Notes," "Intermetrics Senior Revolving Credit
       ------------ ------ ---- -----    ------------ ------ --------- ------
Notes" and "Intermetrics Subordinated Notes" shall have the respective meanings
-----       ------------ ------------ -----
specified in section 1.

      "Investment" shall mean any investment made by stock purchase, capital
       ----------
contribution, loan, advance, acquisition of Indebtedness, Guarantee or otherwise, but excluding any capital expenditure made in the ordinary course of business.

      "Issuers" shall mean, with respect to any Security, the issuer or issuers
       -------
of such Security.

      "Leaseback Transaction" shall have the meaning specified in section 14.16.
       --------- -----------

      "Levy/Schulte LLC" shall mean Joel N. Levy/Peter M. Schulte, L.L.C., a
       ------------ ---
Delaware limited liability company, of which the only members are Mr. Joel N. Levy and Mr. Peter M. Schulte.

      "Levy/Schulte Investors" shall mean the holders at the time of the Closing
       ------------ ---------
(other than you and the Other Purchasers) of shares of Holding Company Class B Common Stock, Holding Company Class C Common Stock and Holding Company Class E Common Stock (as listed on Exhibit 5.5 attached hereto) and their respective
                           -----------
Permitted Transferees (as such term is defined in the Stockholders Agreement).

      "Licenses" shall mean certificates of public convenience and necessity,
       --------
franchises, licenses and other permits and authorizations from governmental authorities.

      "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit
       ----
arrangement, lien (statutory or otherwise), preference, priority, security interest, chattel mortgage or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property and any lease having substantially the same effect as any of the foregoing.

      "Liquidation Payment" shall have the meaning specified in section 10.3.
       ----------- -------

      "Make Whole Amount" shall mean, at any date, with respect to any
       ---- ----- ------
prepayment or payment (whether on account of acceleration or otherwise but not including any prepayment made pursuant to section 9.4 or 9.5) of any Subordinated Notes, if the Treasury Rate plus 200 basis points at such date is lower than 13.00% per annum, the excess of (a) the present value of the
                                            -
principal and interest payments on and in respect of the Subordinated Notes being prepaid or paid, as the case may be, that would otherwise become due and payable (without giving effect to such prepayment or payment) (including the final payment on the maturity date of the Subordinated Notes), discounted at a rate which is equal to the Treasury Rate plus 200 basis points over (b) the
                                                                     -
principal amount of the Subordinated Notes being prepaid or paid, as the case may be, at par. If the Treasury Rate plus 200 basis points at the date of such prepayment or payment is equal to or higher than 13.00% per annum, the Make Whole Amount at such date, is zero.

      "Management Stock Option Plan" shall have the meaning specified in section
       ---------- ----- ------ ----
13.

      "Material Adverse Change" shall mean a material adverse change which has
       -------- ------- ------
affected substantially any of (a) the condition (financial or otherwise),
                               -
business, performance, operations, properties, profits or prospects of any Company or of the Companies taken as one enterprise, (b) the legality, validity
                                                      -
or enforceability of this Agreement, the Securities or any of the other material Operative Documents; (c) the rights and remedies of any holder of Securities
                      -
with respect thereto or (d) the ability of any Company or of the Companies taken
                         -
as one enterprise to perform their material obligations under any of the Operative Documents and/or to comply with any of the material terms thereof.

      "Merger Agreement", "Merger Documents" and "Mergers" shall have the
       ------ ---------    ------ ---------       ------
respective meanings specified in section 4.3.

      "Multiemployer Plan" shall mean any Plan that is a "multiemployer plan" as
       ------------- ----
defined in section 4001(a)(3) of ERISA.

      "Net Income" of any Person shall mean, for any period, the net income (or
       --- ------
net deficit), excluding all extraordinary, unusual, nonrecurring and/or nonoperating items, of such Person for such period, determined in accordance with GAAP.

      "Net Worth" of any Person shall mean, at any date, the sum of (a) the
       --- -----                                                     -
capital stock (excluding treasury stock and capital stock subscribed and unissued) and (b) surplus (including retained earnings, additional paid-in
               -
capital and the balance of the current profit and loss account not transferred to surplus) of such Person at such date, determined in accordance with GAAP.

      "Niebla/Soulia Payments" shall have the meaning specified in section
       ------------- --------
14.10.

      "Note Guarantee" shall have the meaning specified in section 1.
       ---- ---------

      "Note Issuers" shall mean the Holding Company, Apollo, Intermetrics and
       ---- -------
Pacer.

      "Notes" shall have the meaning specified in section 1.
       -----

      "Obligors" shall mean the Note Issuers and the Guarantors.
       --------

      "Officers' Certificate" shall mean a certificate signed on behalf of the
       --------  -----------
Holding Company by its Chairman, President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers.

      "Operative Documents" shall mean this Agreement, the Other Securities
       --------- ---------
Purchase Agreements, the Securities, the Stockholders Agreement, the Merger Documents and each of the other agreements, documents and instruments executed in connection herewith and therewith, each as it may from time to time be amended, modified or supplemented.

      "Other Securities Purchase Agreements" and "Other Purchasers" shall have
       ----- ---------- -------- ----------       ----- ----------
the respective meanings specified in section 1.

      "Pacer" shall mean Pacer Infotec, Inc. a Massachusetts corporation, and
       -----
any successor thereto.

      "Pacer Merger" shall mean the merger of PI Acquisition Corp. with and into
       ----- ------
Pacer on the Closing Date.

      "Payment Default" and "Payment Default Blockage Period" shall have the
       ------- -------       ------- ------- -------- ------
respective meanings specified in section 10.4.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and
       ----
defined in ERISA or any successor thereto.

      "Percentage" shall have the meaning specified in section 12.1.
       ----------

      "Permissible Securities" shall have the meaning specified in section 10.1.
       ----------- ----------

      "Permitted Investment" shall mean any of the following Investments:
       --------- ----------

            (a) Investments, if any, existing on the date hereof and referred to in Exhibit 5.9 attached hereto;
         -----------

            (b) Investments by the Holding Company or by any Subsidiary of the Holding Company in any Wholly-Owned Subsidiary (or in any Person which simultaneously therewith becomes a Wholly-Owned Subsidiary) made by stock purchase, capital contribution, loan or advance, provided that (i) both at
                                                       --------       -
      the time of and immediately after giving effect to any such Investment, no Default or Event of Default shall have occurred and be continuing, (ii)
                                                                          --
      all such Investments are made only in entities which are Solvent and (iii)
                                                                            ---
      in the case of any Investment to be made in any Guarantor, such Guarantor has executed and delivered a valid and enforceable Note Guarantee to each holder of any Notes;

            (c) readily marketable obligations (having a maturity not in excess of 12 months from the date of acquisition thereof) of, or fully and unconditionally guaranteed (as to both principal and interest) by, the United States of America or an agency thereof;

            (d) negotiable certificates of deposit and Eurodollar deposit obligations evidencing direct obligations of any federally insured commercial bank or trust company organized and operating in the United States of America having capital and surplus and undivided profits of at least $100,000,000 and having the highest or second highest rating available from Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service; provided that any Subsidiary of
                                              --------
      the Holding Company organized under the laws of, and conducting its business in, any jurisdiction other than the United States of America or any state thereof or the District of Columbia may purchase similar securities issued by any bank organized and operating in the jurisdictions in which such Subsidiary conducts business so long as (i) such securities have the highest or second highest rating available
          -
      from any comparable rating agency and (ii) the aggregate outstanding
                                             --
      amount of all Investments made pursuant to this proviso shall not exceed $1,000,000 (for obligations having a maturity not in excess of 12 months from the date of acquisition thereof) or $8,500,000 (for obligations having a maturity not in excess of five days from the date of acquisition thereof) at any time; and provided, further, that at no time shall the
                                --------  -------
      amount so invested pursuant to this clause (d) and clause (h) of this definition exceed an aggregate of $8,500,000;

            (e) accounts receivable arising from transactions in the ordinary course of business; contingent liabilities represented by endorsements of negotiable instruments for collection or deposit in the ordinary course of business; advances (including advances to employees), deposits, down payments and prepayments on account of firm purchase orders, in each case made in the ordinary course of business;

            (f) loans made on the Closing Date to employees of the Companies the proceeds of which are used by such employees to purchase shares of Holding Company Common Stock, provided that the aggregate outstanding principal
                            --------
      amount of all such loans shall not exceed $310,000 at any time;

            (g) Investments made in corporations with which the Companies conduct business, provided that the aggregate principal amount of such
                        --------
      Investments made during any fiscal year of the Holding Company shall not exceed $200,000 ($500,000 from and after the Covenant Adjustment Date) and the aggregate outstanding principal amount of such Investments shall not exceed $600,000 ($1,500,000 from and after the Covenant Adjustment Date) at any time;

            (h) repurchase agreements (having a term not in excess of 5 days) with any federally insured commercial bank or trust company organized and operating in the United States of America having capital, surplus and undivided profits of at least $100,000,000 and having the highest or second highest rating available from Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service or with any securities dealer having stockholders' equity of at least $250,000,000 and having the highest or second highest rating available from Moody's Investors Service, Inc. or Standard & Poor's Corporation, provided that
                                                                --------
      (i) title to and custody of the collateral for each such repurchase
       -
      agreement is held by the Holding Company or an agent of the Holding Company other than the issuer of such repurchase agreement and affiliates thereof, (ii) the fair market value (for purposes hereof, the fair market
                --
      value of the collateral shall mean the bid prices thereof as published in a standard publication) of the collateral for each such repurchase agreement shall at all times be at least 100% of the amount of such repurchase obligation and (iii) the collateral for each such repurchase
                                 ---
      agreement shall
      be in negotiable form, shall be free of all Liens and shall consist solely of securities of the sort described in clause (c) of this definition, provided, further, that at no time shall the amount so invested in any
      --------  -------
      bank, trust company or securities dealer pursuant to this clause (h) plus any amount then invested in such bank or trust company pursuant to clause
      (d) of this definition exceed $8,500,000;

            (i) purchases of forward foreign exchange contracts in connection with purchases of equipment and contracts with foreign customers or subcontractors denominated in currencies other than U.S. dollars for the purchase and sale of products and services, provided that (i) the
                                                  --------       -
      aggregate maximum liability under all such forward foreign exchange contracts shall not exceed $1,000,000 at any time and (ii) the Investments
                                                             --
      made pursuant to this clause are (A) made in the ordinary course of
                                        -
      business, (B) in the nature of hedging (as opposed to speculative)
                 -
      transactions conducted pursuant to the Companies' currency risk management program and (C) of such kind and amount and are effected by such methods
                   -
      as are customary for similarly situated Persons of established reputation engaged in the same or a similar business as the Companies; and

            (j) Investments in Intermetrics Entertainment Software, LLC (i) made
                                                                         -
      prior to the Closing Date, (ii) made after the Closing Date pursuant to
                                  --
      commitments made therefor prior to the Closing Date, provided that the
                                                           --------
      aggregate amount of the Investments referred to in this clause (ii) shall not exceed $1,000,000 and (iii) made after the Closing Date consisting of
                                 ---
      cash advances, provided that the aggregate amount of the Investments
                     --------
      referred to in this clause (iii) shall not exceed $2,000,000.

      "Permitted Stock Repurchase Notes" shall mean any unsecured notes issued
       --------- ----- ---------- -----
in accordance with the Stockholders Agreement by the Holding Company to any stockholder of the Holding Company upon the repurchase of securities from such stockholder, it being agreed that all payments on such notes are subject to the provisions of sections 14.6.

      "Person" shall mean an individual, a corporation, an association, a
       ------
joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

      "Plan" means an "employee benefit plan" (as defined in section 3(3) of
       ----
ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Company or any ERISA Affiliate or with respect to which any Issuer or any ERISA Affiliate may have any liability.

      "Preferred Shares", as applied to shares of any Person, shall mean shares
       --------- ------
of such Person which shall be entitled to preference or priority over any other shares of such Person in respect of either the payment of dividends or the distribution of assets upon liquidation.

      "Proprietary Rights" shall mean any patents, registered and common law
       ----------- ------
trademarks, service marks, trade names, copyrights, licenses and other similar rights (including, without limitation, know-how, trade secrets and other confidential information) and applications for each of the foregoing, if any.

      "Public Company" as applied to the Holding Company shall mean that (a) the
       ------ -------                                                     -
Holding Company shall have consummated an initial public offering of the Holding Company Common Stock pursuant to a registration statement (other than on Form S-8) filed with the Commission under the Securities Act, (b) the Holding Company
                                                          -
Common Stock shall be registered under the Exchange Act and listed on a securities exchange or market or trading system, (c) all shares of Holding
                                                  -
Company Common Stock held by you and the Other Purchasers (and your and the Other Purchasers' respective successors and assigns) shall have been exchanged for (or shall be freely convertible into) such class of Holding Company Common Stock and shall not be subject to any restriction on transfer or sale, other than restrictions then agreed to by you and the Other Purchasers (and/or your and the Other Purchasers' respective successors and assigns) in the course of effectuating a sale of the Holding Company Common Stock and (d) for purposes of
                                                             -
section 9.7 only, the aggregate market value of the Holding Company Common Stock shall not be less than $75,000,000.

      "Purchased Shares", "Purchased A Shares", "Purchased B Shares" and
       --------- ------    --------- - ------    --------- - ------
"Purchased G Shares" shall have the respective meanings specified in section 1.
 --------- - ------

      "Registrable Shares" shall mean any Purchased G Shares (including any
       ----------- ------
shares of Holding Company Class D Common Stock issued on conversion thereof), except that, as to any particular Registrable Shares, such securities, once issued, will cease to be Registrable Shares when (i) a registration statement
                                                  -
covering such securities has been declared effective and such securities have been disposed of pursuant to an effective registration statement or (ii) such
                                                                     --
securities are sold to the public in accordance with Rule 144 (or any similar provision then in force) under the Securities Act. A Person shall be deemed a "holder" of Registrable Shares for purposes of section 11 if such Person is the holder of any Purchased G Shares (including any shares of Holding Company Class D Common Stock issued on conversion thereof).

      "Registration Expenses" shall mean all fees, expenses and disbursements
       ------------ --------
related to any registration, qualification or compliance pursuant to section 11, including, without limitation, all registration, filing, rating and listing fees, blue sky fees and expenses, printing expenses, fees and disbursements of counsel (including, without limitation, the reasonable fees, expenses and disbursements of one counsel for the holder or holders of the Registrable Shares), and expenses of any special audits incident to or required by any registration, qualification or compliance, except that Registration Expenses shall not include any underwriters' discounts or commissions attributable to any Registrable Shares registered and sold pursuant to any such registration.

      "Rental Obligations" of any Person shall mean, for any period, all rents
       ------ -----------
and other amounts (including as such, all payments which such Person is obligated to make to the lessor on termination of any lease and/or on surrender of the leased property other than payments for which such Person is contingently liable on account of early termination or breach of such lease) paid, payable or guaranteed during such period by such Person, as lessee or sublessee under any lease, including, without limitation, any amount required to be paid by such Person (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, utilities and similar charges, determined in accordance with GAAP. Whenever it is necessary to determine the amount of Rental Obligations for any period, to the extent that such Rental Obligations are not definitely determinable by the terms of the lease, the Rental Obligations not so definitely determinable shall be estimated in good faith and in such reasonable manner as the Board of Directors of the Holding Company may determine (as evidenced by a certified resolution of such Board of Directors promptly delivered to the holder or holders of the Notes).

      "Required Holders" as applied to describe the requisite holder or holders
       -------- -------
of any class of the Securities, shall mean, at any date, the holder or holders of 66-2/3% or more in interest of such class of Securities at the time outstanding (excluding all Securities at the time owned by the Companies or any Affiliate of the Companies).

      "Restricted Investment" shall mean any Investment other than a Permitted
       ---------- ----------
Investment.

      "Restricted Payment" as applied to any Person shall mean:
       ---------- -------

            (a) any dividend or other distribution, direct or indirect, on account of any shares of capital stock of such Person now or hereafter outstanding (including, without limitation, Preferred Shares) or any securities convertible into or exercisable or exchangeable for such shares of capital stock, except (i) any such dividend or distribution payable to
                                -
      Intermetrics or Pacer and/or any Wholly-Owned Subsidiary of Intermetrics or Pacer (which has executed and delivered a valid and enforceable Note Guarantee to each holder of any Notes) and (ii) a dividend payable to all
                                                  --
      of the holders of Holding Company Common Stock then outstanding solely in shares of Holding Company Common Stock;

            (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of capital stock of such Person now or hereafter outstanding (including, without limitation, Preferred Shares) or any securities convertible into or exercisable or exchangeable for such shares of capital stock;

            (c) any payment of any management fee or similar amount to any Affiliate of the Holding Company, including, without limitation, Levy/Schulte LLC, Westgate, AFH Partners or any Affiliate of any such Person; and

            (d) the Niebla/Soulia Payments;

provided that, notwithstanding the foregoing, the term "Restricted Payment"
--------                                                ------------------
shall not include any dividend or other distribution paid on, or any redemption, retirement, purchase or other acquisition of, any Warrants, Warrant Shares and/or Purchased Shares.

      "Revolving Credit Loan" and "Revolving Credit Loans" shall have the
       ---------------------       ----------------------
respective meanings specified in section 12.2.

      "Securities" shall have the meaning specified in section 1.
       ----------

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any
       --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

      "Security Agreement" and "Security Agreements" shall have the respective
       ------------------       -------------------
meanings specified in section 1.

      "Security Document" and "Security Documents" shall have the respective
       -----------------       ------------------
meanings specified in section 1.

      "Senior Notes", "Senior Bridge Notes," "Senior Revolving Credit Notes" and
       ------------    -------------------    -----------------------------
"Senior Term Notes" shall have the respective meanings specified in section 1.
 -----------------

      "Solvent" as applied to any Person at any date shall mean that on and as
       -------
of such date (a) the fair value of the property of such Person is greater than
              -
the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of
                              -
such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will,
          -
incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a
                        -
transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities on and as of any date shall be computed as the amount that, in the light of all the facts and circumstances existing on and as of such date, represents the amount that can reasonably be expected to become an actual or matured liability. For purposes of this definition, "Person" shall
                                                               ------
mean, where so required by the context in which the term "Solvent" appears, such Person and its Subsidiaries taken as a whole.

      "Source" shall have the meaning specified in section 26.
       ------

      "Stockholders Agreement" shall have the meaning specified in section 4.3.
       ----------------------

      "Subordinated Indebtedness" shall have the meaning specified in section
       -------------------------
10.1.

      "Subordinated Notes" shall have the meaning specified in section 1.
       ------------------

      "Subordination Notice" shall have the meaning specified in section 10.4.
       --------------------

      "Subsidiary" of any Person at any date shall mean (a) any other Person a
       ----------                                        -
majority (by number of votes) of the Voting Stock of which is owned by such first-mentioned Person and/or by one or more other Subsidiaries of such first-mentioned Person and (b) any other Person with respect to which such
                            -
first-mentioned Person and/or any one or more other Subsidiaries of such first-mentioned Person (i) is entitled to more than 50% of such Person's profits
                        -
or losses or more than 50% of such Person's assets on liquidation or (ii) holds
                                                                      --
an equity interest in such Person of more than 50%. As used herein, unless the context clearly required otherwise, the term "Subsidiary" refers to a Subsidiary of the Holding Company.

      "Superior Indebtedness" shall have the meaning specified in section 10.1.
       ---------------------

      "Tangible Net Worth" of any Person shall mean, at any date, the Net Worth
       ------------------
of such Person at such date, less any amount included therein in respect of any item properly classified as an intangible asset in accordance with GAAP.

      "Total Assets" of any Person shall mean, at any date, the depreciated book
       ------------
value of all properties and assets of such Person (whether real, personal or mixed and tangible or intangible) at such date, determined in accordance with GAAP.

      "Total Revolving Commitment" shall have the meaning specified in section
       --------------------------
12.1.

      "Treasury Rate" at any time with respect to any Subordinated Notes being
       -------------
prepaid or paid (whether on account of acceleration or otherwise), as the case may be, shall mean and shall be determined by reference to the display designated as "page 5" on the Telerate Service as of 10:00 A.M., Boston time, on the second Business Day prior to the date fixed for such prepayment or payment (or, if such display is no longer available, any other publicly available source of similar market data, as selected by the Required Holders of the Subordinated Notes), and shall be the yield on actively traded United States Treasury securities adjusted to a maturity equal to the then remaining Weighted Average Life to Maturity of the Subordinated Notes then being prepaid or paid (whether on account of acceleration or otherwise) (the "Remaining Life"). If the
                                               --------------
Remaining Life is not equal to the maturity of a United States Treasury security for which a yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of the two closest United States Treasury securities for which such yields are given, except that if the Remaining Life is less than one year, the average yield on actively traded United States Treasury securities adjusted to a constant maturity of one year shall be used. The Treasury Rate shall be computed to the fifth decimal place (one-thousandth of a percentage point) and then rounded to the fourth decimal place (one-hundredth of a percentage point).

      "Voting Stock", when used with reference to any Person, shall mean shares
       ------------
(however designated) of such Person having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such Person, other than shares having such power only by reason of the happening of a contingency.

      "Warrant Shares" shall have the meaning specified in the Warrants.
       --------------

      "Warrants" shall have the meaning specified in section 1.
       --------

      "Weighted Average Life to Maturity" of any Indebtedness or obligation
       ---------------------------------
shall mean, at any date, the number of years obtained by dividing the then Remaining Dollar-years of such Indebtedness or obligation by the then outstanding principal amount of such Indebtedness or obligation. For purposes of this definition, the "Remaining Dollar-years" of any Indebtedness or obligation
                      ----------------------
shall mean, at any date, the total of the products obtained by multiplying (a)
                                                                            -
the amount of each then remaining installment, sinking fund, serial maturity or other required payment, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will
    -
elapse between such date and the making of such payment.

      "Westgate" shall mean Michael S. Mathews d/b/a Westgate Capital Co.
       --------

      "Wholly-Owned Subsidiary" shall mean any Subsidiary all of the outstanding
       -----------------------
shares of which, other than directors' qualifying shares, shall at the time be owned by the Holding Company and/or by one or more other Wholly-Owned Subsidiaries and the accounts of which are consolidated with those of the Holding Company in accordance with GAAP.

      "Withdrawal Liability" shall have the meaning given such term under Part I
       --------------------
of Subtitle B of Title IV of ERISA.

      15.2. Other Definitions. The terms defined in this section 15.2, whenever
            -----------------
used in this Agreement, shall, unless the context otherwise requires, have the respective meanings hereinafter specified.

      "this Agreement" (and similar references to any of the other Operative
       --------------
Documents) shall mean, and the words "herein" (and "therein"), "hereof" (and
                                      ------        -------     ------
"thereof"), "hereunder"
 -------     ---------

(and "thereunder") and words of similar import shall refer to, such instruments
      ----------
as they may from time to time be amended, modified or supplemented.

      a "class" of Securities shall refer to the Senior Term Notes, the Senior
         -----
Revolving Credit Notes, the Senior Bridge Notes, the Subordinated Notes, the Purchased A Shares, Purchased B Shares, the Purchased G Shares, as the case may be, each of which is a separate class.

      "corporation" shall include an association, joint stock company, business
       -----------
trust or other similar organization.

      "premium" when used in conjunction with references to principal of and
       -------
interest on the Notes, shall mean any amount due upon any payment or prepayment of any of the Notes, other than principal and interest and, in the case of the Subordinated Notes, shall include the Make Whole Amount.

      "qualification" or "compliance" shall mean the qualification or compliance
       -------------      ----------
of all Registrable Shares included in any registration pursuant to section 11 under all applicable blue sky or other state securities laws.

      "register", "registered" and "registration" as used in section 11 refer to
       --------    ----------       ------------
a registration effected by filing a registration statement in compliance with the Securities Act to permit the sale and disposition of the Registrable Shares and any amendment filed or required to be filed to permit any such disposition.

      "shares" of any Person shall include any and all shares of capital stock
       ------
of such Person of any class or other shares, interests, participations or other equivalents (however designated) in the capital of such Person.

      15.3. Accounting Terms and Principles: Laws.
            -------------------------------------

            (a) All accounting terms used herein which are not expressly defined in this Agreement shall have the respective meanings given to them in accordance with GAAP; all computations made pursuant to this Agreement shall be made in accordance with GAAP and all financial statements shall be prepared in accordance with GAAP.

            (b) All references herein to laws, statutes, rules, regulations and/or to other governmental restrictions, standards and/or requirements shall, unless the context clearly requires otherwise, be deemed to refer to those promulgated, issued and/or enforced by any domestic or foreign federal, state or local government, governmental agency, authority, court, instrumentality or regulatory body, including, without limitation, those of the United States of America or any state thereof or the District of Columbia.

16.   Remedies.
      --------

      16.1. Events of Default Defined; Acceleration of Maturity. If any one or
            ---------------------------------------------------
more of the following events ("Events of Default") shall occur (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

            (a) if default shall be made in the due and punctual payment of all or any part of the principal of, or premium (if any) on, any Note when and as the same shall become due and payable, whether at the stated maturity thereof, by notice of or demand for prepayment, or otherwise;

            (b) if default shall be made in the due and punctual payment of any interest on any Note when and as such interest shall become due and payable and such default shall have continued for a period of five days;

            (c) if default shall be made in the performance or observance of any covenant, agreement or condition contained in (i) sections 7(g), 8,9.7,
                                                     -
      13, 14.2(b), 14.2(e) or 14.5 to 14.19, inclusive, or (ii) sections 3(a),
                                                            --
      3(b), 3(c) or 3(d) of the Security Agreements, or, in the case of clause
      (ii), the analogous provisions of any other Security Document;

            (d) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Agreement or any of the other Operative Documents and such default shall have continued for a period of 30 days after the earlier to occur of (i)
                                                                            -
      any executive officer of any Obligor obtaining actual knowledge of such default or (ii) any Company's receipt of written notice of such default;
                  --

            (e) if any Company shall make a general assignment for the benefit of creditors, or shall not pay its debts as they become due, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver, liquidator or fiscal agent for it or for all or any substantial part of its properties, or shall (or its directors or majority stockholders shall) take any action in contemplation of the foregoing;

            (f) if, within 30 days after the commencement of an action against any Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of any Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 30 days after the appointment without the consent or acquiescence of any Company or any trustee, custodian, receiver, liquidator or fiscal agent for any Company or for all or any substantial part of its properties, such appointment shall not have been vacated;

            (g) if, under the provisions of any law for the relief or aid of debtors, any court or governmental agency of competent jurisdiction shall assume custody or control of any Company or of all or any substantial part of its properties and such custody or control shall not be terminated or stayed within 30 days from the date of assumption of such custody or control;

            (h) if any Company shall fail to (i) make any payment due on any
                                              -
      Indebtedness (other than the Notes) or other obligation (including any in respect of any lease or any shares of capital stock upon the exercise by any Person of any put or call option or other similar right of redemption or repurchase with regard to such capital stock), if the aggregate outstanding amount thereof (and of any other Indebtedness or other obligation as to which any Company is in default) exceeds $750,000 (or the equivalent thereof, as of any date of determination, in any other currency), or (ii) perform, observe or discharge any covenant, condition
                     --
      or obligation in any agreement, document or instrument evidencing, securing or relating to such Indebtedness or other obligation, if the effect of any such failure of the character described in this clause (h) is to cause, or permit any other Person to cause, any payment in respect thereof in an aggregate amount of $750,000 (or the equivalent thereof, as of any date of determination, in any other currency) or more to become due and payable, or if any such Indebtedness or other obligation in an aggregate amount of $750,000 shall become due and payable by its terms and shall not be paid or extended;

            (i) if a final judgment or judgments for the payment of money which, together with all other outstanding final judgments for the payment of money against any Company, exceeds an aggregate of $200,000 (or the equivalent thereof, as of any date of determination, in any other currency) shall be rendered against any Company, which judgments are not, within 30 days after entry thereof, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay;

            (j) if any representation or warranty made by or on behalf of any Company in this Agreement or in any of the other Operative Documents or in any agreement, document or instrument delivered under or pursuant to any provision hereof or thereof shall prove to have been false or incorrect in any material adverse respect on the date as of which made;

            (k) if, at any time, this Agreement or any of the other Operative Documents shall for any reason (other than the scheduled termination thereof in accordance with its terms), or any Liens created pursuant to any of the Operative Documents shall for any reason, expire, fail to be in full force and effect or be disaffirmed, repudiated, cancelled, terminated or declared to be unenforceable, null and void; or

            (l) if (i) any Plan shall fail to satisfy the minimum funding
                    -
      standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to
                                                 --
      terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate
                                                          ---
      "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $200,000 (or the equivalent thereof, as of any date of determination, in any other currency), (iv) any Company or any
                                                      --
      ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) any Company
                                                                  -
      or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) any
                                                                        --
      Company establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of any Company thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, has resulted in, or could reasonably be expected to result in a Material Adverse Change;

then, in the case of any Event of Default (other than one of the character described in subdivisions (e), (f) or (g) of this section 16.1) and at the option of the holder or holders of 50% or more in aggregate principal amount of the Notes of any class at the time outstanding (excluding any Notes at the time owned by the Companies or any Affiliate of the Companies), exercised by written notice to the Note Issuers, the principal of all Notes of such class shall forthwith become due and payable, together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Note Issuers shall forthwith upon any such acceleration pay to the holder or holders of all the Notes of such class then outstanding (i) the entire principal of and interest accrued on the Notes of such class and (ii) in addition, in the case of the acceleration of the Subordinated Notes, to the extent permitted by applicable law, an amount equal to the Make Whole Amount, as liquidated damages and not as a penalty; provided that, in the case of an Event
                                         --------
of Default of the character described in subdivisions (a) or (b) of this section
16.1 and irrespective of whether all of the Notes of any class have been declared due and payable by the holder or holders of 50% or more in aggregate principal amount of the Notes of such class at the time outstanding, any holder of Notes who or which has not consented to any waiver with respect to such Event of Default may, at the option of such holder, by written notice to the Note Issuers, declare all Notes then held by such holder to be, and such Notes shall thereupon become, forthwith due and payable, together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Note Issuers shall forthwith upon any such acceleration pay to such holder (i) the entire principal of and
                                          -
interest accrued on such Notes, and (ii) in addition, in the case of the
                                     --
acceleration of any Subordinated Notes, to the extent permitted by applicable law, an amount equal to the Make Whole Amount, as liquidated damages and not as a penalty; provided, further, that, in the case of an Event of Default of the
           --------  -------
character described in subdivisions (e), (f) or (g) of this section 16.1, the principal of all Notes shall forthwith become due and payable, together with interest accrued thereon (including any interest accruing after the commencement of any action or proceeding under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable domestic or foreign federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Note Issuers shall forthwith upon any such acceleration pay to the holder or holders of all the Notes then outstanding (i)
                                                                             -
the entire principal of and interest accrued on the Notes, and (ii) in addition,
                                                                --
in the case of the acceleration of the Subordinated Notes, to the extent permitted by applicable law, an amount equal to the Make Whole Amount, as liquidated damages and not as a penalty.

      Notwithstanding the foregoing provisions, at any time after the occurrence of any Event of Default and of notice thereof, if any, by any holder or holders of Notes of any class and before any judgment, decree or order for payment of the money due has been obtained by or on behalf of any holder or holders of the Notes of such class, the Required Holders of the Notes of such class by written notice to the Note Issuers, may rescind and annul such Event of Default and/or notice of such Event of Default and the consequences thereof with respect to all of the Notes of such class (including any Notes of such class which were accelerated pursuant to the first proviso in the preceding paragraph by any holder or holders on account of an Event of Default of the character described in subdivision (a) or (b) of this section 16.1) if:

            (1) the Note Issuers have paid a sum sufficient to pay

                  (A) all overdue interest on all Notes of such class at the rate specified in such Notes;

                  (B) the principal of (and premium, if any, on) any Notes of such class which have become due otherwise than by such Event of Default or notice thereof and interest thereon at the rate specified in such Notes; and

                  (C) interest on such overdue principal (and premium, if any)
            and, to the extent that payment of such interest is lawful, interest upon overdue interest, all at the rate for overdue amounts specified in such Notes; and

            (2) all Defaults and Events of Default, other than the non-payment of the principal of Notes of such class which have become due solely by such acceleration, have been cured or waived as provided in section 19.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

      16.2. Suits for Enforcement. etc. In case any one or more of the Events of
            --------------------------
Default specified in section 16.1 shall have occurred, and irrespective of whether any Notes have become or have been declared immediately due and payable under section 16.1, the holder of any Security may proceed to protect and enforce its rights either by suit in equity or by action at law, or both, provided that the exercise of any rights arising on account of any Default or
--------
Event of Default and involving the Collateral (or any part thereof) shall require the consent of the Required Holders of each class of the Notes. The Companies stipulate that the remedies at law of the holder or holders of the Securities in the event of any default or threatened default by the Companies in the performance of or compliance with any covenant or agreement in this Agreement or any of the other Operative Documents are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance thereof, whether by an injunction against a violation thereof or otherwise.

      16.3. No Election of Remedies. No remedy conferred in this Agreement or in
            -----------------------
any of the other Operative Documents upon the holder of any Security is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      16.4. Remedies Not Waived. No course of dealing between the Companies, on
            -------------------
the one hand, and any holder of any Security, on the other hand, and no delay by any such holder in exercising any rights hereunder or under any of the other Operative Documents shall operate as a waiver of any rights of any such holder.

      16.5. Application of Payments. In case any one or more of the Events of
            -----------------------
Default specified in section 16.1 shall have occurred, all amounts to be applied to the prepayment or payment of any Notes of any class, shall be applied, after the payment of all related costs and expenses incurred by the holders of the Notes (including, without limitation, compensation to any and all trustees, liquidators, receivers or similar officials and reasonable fees, expenses and disbursements of counsel) in such order of priority as is determined by the Required Holders of each class of Notes entitled to such amounts.

17.   Registration, Transfer and Exchange of Securities.
      -------------------------------------------------

            (a) Securities issued hereunder shall be issued in registered form. The Holding Company shall keep at its principal executive office (which at Closing shall be located at the address set forth at the beginning of this Agreement) registers in which the Issuer(s) of the Securities shall provide for the registration and transfer of the Securities. The name and address of each holder of the Securities shall be registered in such registers. The Issuer(s) shall give to any institutional holder of any Security promptly (but in any event within 10 days) following request therefor, a complete and correct copy of the names and addresses of all registered holders of the Securities and the amount and kind of Securities held by each. Whenever any Security or Securities shall be surrendered for transfer or exchange, the Issuer(s) of the Securities at its (or their) expense will execute and deliver in exchange therefor a new Security or Securities (in such denominations and registered in such name or names as may be requested by the holder of the surrendered Security or Securities), in the same aggregate unpaid principal amount (in the case of the Notes) or the same aggregate number of shares (in the case of the Purchased Shares), as applicable, as that of the Security or Securities so surrendered and, in the case of the Notes, dated so as not to result in any loss of interest. The Issuer(s) may treat the Person in whose name any Security is registered as the owner of such Security for all purposes.

            (b) Each holder of any Securities agrees by its acceptance thereof not to transfer any Securities (i) to any Person other than an
                                      -
      institutional investor or financial institution and to promptly notify the Issuer(s) in writing of any such transfer or (ii) if, after giving effect
                                                    --
      to such transfer, there are more than 15 unaffiliated holders of the Securities. Concurrently with any transfer of any Securities, the transferee shall acknowledge to the Companies its obligation to maintain the confidentiality of Confidential Information as provided in section 8(b).

            (c) Prior to effecting any sale in a privately negotiated transaction or series of transactions (other than any sale to any Other Purchaser, to any of your Affiliates, to any Affiliate of any Other Purchaser, or to any Person for which you or any other Purchaser acts as investment adviser or investment manager) of Purchased Shares which in the aggregate represent more than 25% in interest of the Purchased Shares purchased by you pursuant to this Agreement, you agree to send a notice to the Holding Company (a "Notice of Sale") which notice shall specify in reasonable detail all of the material terms applicable to such sale. The Holding Company shall then have the right to purchase all (but not less than all) of the Purchased Shares referred to in such Notice of Sale (the "Subject Securities") on the terms specified in the Notice of Sale, it being agreed that the Holding Company can effectuate such purchase on behalf of others. If the Holding Company elects to purchase the Subject Securities it must notify you to such effect not later than 20 Business Days following its receipt of such Notice of Sale and the Holding Company must purchase the Subject Securities within 10 Business Days thereafter. If the Holding Company shall notify you of its election not to purchase the Subject Securities or shall fail to give you any notice within the period of 20 Business Days specified above or shall fail to purchase all of the Subject Securities within the period of 10 Business Days specified above, you may sell the Subject Securities on the terms specified in the Notice of Sale free from the restrictions imposed by this section 17(c).

18.   Replacement of Securities. Upon receipt by the Issuer(s) of such Security
      -------------------------
of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of any Security and (in the case of loss, theft or destruction) of reasonably satisfactory indemnity, and (in the case of mutilation) upon surrender of such Security, the Issuer(s) of such Security, at its (or their) expense will execute and deliver in lieu of such Security a new Security of like tenor and, in the case of any new Note, dated so as not to result in any loss of interest. Your unsecured agreement to indemnify and/or affidavit and that of any other institutional holder shall constitute satisfactory indemnity and/or satisfactory evidence of loss, theft or destruction for the purpose of this section 18.

19.   Amendment and Waiver.
      --------------------

          (a) Any term of this Agreement and, unless explicitly provided otherwise therein, of any of the other Operative Documents may, with the consent of the Issuers, be amended, or compliance therewith may be waived, in writing only, by the Required Holders of each class of Securities entitled to the benefits of such term, provided that (i) without the
                                             --------       -
      consent of the holders of all of the Notes at the time outstanding, no such amendment or waiver shall (A) change the amount of the principal of
                                      -
      or any rate of interest on or premium payable with respect to any of the Notes or change the payment terms of any of the Notes, or, except as provided in section 12 in the case of the Subordinated Notes, subordinate the obligation of the Note Issuers to pay any amount due on the Notes to any other obligation, or (B) change the percentage of holders of Notes
                                -
      required to approve any such amendment, effectuate any such waiver or accelerate payment of the Notes; (ii) without the consent of the holders
                                        --
      of all of the Purchased G Shares at the time outstanding, no such amendment or waiver shall modify any of the provisions of section 11;
      (iii) without the consent of the holders of all of the Purchased Shares at
       ---
      the time outstanding, no such amendment or waiver shall change the percentage of holders of the Purchased Shares, Warrants and Warrant Shares required to approve any such amendment or effect any such waiver; and (iv) no such
                                                         --
      amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon. Executed or true and correct copies of any amendment, waiver or consent effected pursuant to this section 19 shall be delivered by the Companies to each holder of Securities forthwith (but in any event not later than five days) following the effective date thereof.

            (b) The Companies will not, directly or indirectly, request or negotiate for, or offer or pay any remuneration or grant any security as an inducement for, any proposed amendment or waiver of any of the provisions of this Agreement or any of the other Operative Documents unless each holder of the Securities (irrespective of the kind and amount of Securities then owned by it) shall be informed thereof by the Companies and, if such holder is entitled to the benefit of any such provision proposed to be amended or waived, shall be afforded the opportunity of considering the same, shall be supplied by the Companies with sufficient information to enable it to make an informed decision with respect thereto and shall be offered and paid such remuneration and granted such security on the same terms.

            (c) In determining whether the requisite holders of Securities have given any authorization, consent or waiver under this section 19, any Securities owned by the Companies or any of their Affiliates shall be disregarded and deemed not to be outstanding.

20.   Method of Payment of Securities. Irrespective of any provision hereof
      -------------------------------
or of the other Operative Documents to the contrary, so long as you (or your nominee) or any other institutional holder shall hold any Security, the Companies will make all payments thereon to you or such other institutional holder by the method and at the address for such purpose specified in Schedule I attached hereto or by such other method or at such
             ----------
other address as you or such institutional holder may designate in writing, without requiring any presentation or surrender of such Security, except that if any Security shall be paid, prepaid and/or repurchased in full, such Security shall be surrendered to the Issuer(s) thereof promptly following such payment, prepayment or repurchase and cancelled.

21.   Expenses; Indemnity. Whether or not the transactions contemplated by
      -------------------
any of the Operative Documents shall be consummated, the Companies will pay or cause to be paid (or reimbursed, as the case may be) and will defend, indemnify and hold you (and each other holder of any of the Securities) and each of your (and such other holder's) directors, officers, employees, agents, advisors and Affiliates (each, an "Indemnitee") harmless in respect of all costs, losses, expenses (including, without limitation, the reasonable fees, costs, expenses and disbursements of counsel) and damages (collectively, "Indemnified Costs") incurred by or asserted against any Indemnitee in connection with the negotiation, execution, delivery, performance and/or enforcement of this Agreement or any of the other Operative Documents

(including, without limitation, so-called work-outs and/or restructurings and all amendments, waivers and consents hereunder and thereunder, whether or not effected) and/or the consummation of the transactions contemplated hereby and thereby or which may otherwise be related in any way to this Agreement or any other Operative Documents or such transactions or such Indemnitee's relationship to the Companies or any of their Affiliates or any of their respective properties and assets, including, without limitation, any and all Indemnified Costs related in any way to the requirements of any Environmental Laws (as the same may be amended, modified or supplemented from time to time) or to any environmental investigation, assessment, site monitoring, containment, clean up, remediation, removal, restoration, reporting and sampling, whether or not consented to, or requested or approved by, any Indemnitee, and whether or not such Indemnified Cost is attributable to an event or condition originating from any properties or assets of the Companies or any of their respective Subsidiaries or any other properties previously or hereafter owned, leased, occupied or operated by the Companies or any of their respective Subsidiaries. Notwithstanding the foregoing, the Companies shall not have any obligation to an Indemnitee under this section 21 with respect to any Indemnified Cost which is finally determined by a court of competent jurisdiction to have arisen solely and directly as a result of the willful misconduct or bad faith of such Indemnitee.

22.   Taxes. The Companies will pay all taxes and fees (including interest and
      -----
penalties), including, without limitation, all recording and filing fees, issuance and documentary stamp and similar taxes, which may be payable in respect of the execution and delivery of this Agreement and each of the other Operative Documents.

23.   Communications. All communications provided for herein and, unless
      --------------
explicitly provided otherwise therein, in any of the other Operative Documents shall be in writing and sent (a) by telecopy if the sender on the same day sends
                              -
a confirming copy of such communication by a recognized overnight delivery service (charges prepaid), (b) by a recognized overnight delivery service
                            -
(charges prepaid), or (c) by messenger. Any such communication must be sent (i)
                       -                                                     -
if to the Companies (or any of them), to the Companies (or such Company) at:

                   c/o Joel N. Levy/Peter M. Schulte L.L.C.
                   135 East 57th Street, 27th floor
                   New York, New York 10022
                   Attention: Peter M. Schulte
                   Telecopy:(212) 980-2630

                   and
                   c/o Averstar, Inc.
                   23 Fourth Avenue
                   Burlington, Massachusetts 01803
                   Attention: Chairman
                   Telecopy No.: (781) 221-6991

                   with a copy (which shall not constitute notice) to:

                   Shereff, Friedman, Hoffman & Goodman, LLP
                   919 Third Avenue
                   New York, New York 10022
                   Attention: Gerald Adler, Esq.
                   Telecopy No.: (212) 758-9526

or at such other address (or telecopy number) as may be furnished in writing by the Companies to each holder of any Security and (ii) if to you, at your address
                                                  --
for such purpose set forth in Schedule I attached hereto, with a copy (which
                              ----------
shall not constitute notice) to:

                   Choate, Hall & Stewart
                   Exchange Place
                   53 State Street,
                   Boston, Massachusetts 02109
                   Attention: Frank B. Porter, Jr., Esq.
                   Telecopy No.: (617) 248-4000

and if to any other holder of any Security, at the address of such holder as it appears on the applicable register maintained pursuant to section 17, or at such other address as may be furnished in writing by you or by any other holder to the Companies. Communications under this section 23 shall be deemed given only when actually received.

24.  Survival of Agreements, Representations and Warranties, etc. All
     -----------------------------------------------------------
agreements, representations and warranties contained herein and in the other Operative Documents shall be deemed to have been relied upon by you and shall survive the execution and delivery of this Agreement and each of the other Operative Documents, the issue, sale and delivery of the Securities and payment therefor and any disposition of the Securities by you, whether or not any investigation at any time is made by you or on your behalf. All indemnification provisions, including, without limitation, those contained in sections 11.5, 21 and 22, shall survive the date upon which none of the Securities shall be outstanding and the termination of this Agreement and each of the other Operative Documents.

25.  Successors and Assigns; Rights of Other Holders. This Agreement and, unless
     -----------------------------------------------
explicitly provided otherwise therein, each of the other Operative Documents shall bind and inure to the benefit of and be enforceable by the Companies party thereto and you, successors to the Companies party thereto and your successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each holder from time to time of any Securities who, upon acceptance thereof, shall, without further action, be entitled to enforce the applicable provisions and enjoy the applicable benefits hereof and thereof. No Company may assign any of its rights or obligations under any of the Operative Documents to which it is a party without the written consent of all of the holders of the Securities then outstanding.

26.  Purchase for Investment; ERISA.
     ------------------------------

          (a)  You represent and warrant (i) that you have been furnished with
                                          -
      all information that you have requested for the purpose of evaluating your proposed acquisition of the Securities to be issued to you pursuant hereto, (ii) that you will acquire such Securities for your own account
               --
      for investment and not for distribution in any manner that would violate applicable securities laws, but without prejudice to your rights to dispose of such Securities or a portion thereof to a transferee or transferees, in accordance with such laws and the Stockholders Agreement, if applicable, if at some future time you deem it advisable to do so and
      (iii) that you are an "accredited investor", as defined in Regulation D of
       ---
      the Commission under the Securities Act. The acquisition of such Securities by you at the Closing shall constitute your confirmation of the foregoing representations and warranties. You understand that such Securities are being sold to you in a transaction which is exempt from the registration requirements of the Securities Act, and that, in making the representations and warranties contained in section 5.16, the Companies are relying, to the extent applicable, upon your representations and warranties contained herein.

          (b) You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Securities to be purchased by you hereunder:

               (i) the Source is an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and, except as you have disclosed to the Companies in writing pursuant to this section (i), the amount of reserves and liabilities for the general account contract(s) held by or on behalf of any employee benefit plan or group of plans maintained by the same employer or employee organization do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurer; or

               (ii) the Source is a separate account of an insurance company maintained by you in which an employee benefit plan (or its related trust) has an interest, which separate account is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (iii) the Source is either (A) an insurance company pooled
                                              -
            separate account, within the meaning of PTE 90-1 (issued January 29,
            1990), or (B) a bank collective investment fund, within the meaning
                       -
            of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Companies in writing pursuant to this section
            (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of
            Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part 1(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Companies and (A) the identity of such
                                                        -
            QPAM and (B) the names of all employee benefit plans whose assets
                      -
            are included in such investment fund have been disclosed to the Companies in writing pursuant to this section (iv); or

                  (v)   the Source is a governmental plan; or

                  (vi) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Companies in writing pursuant to this section (vi); or

                  (vii) the Source does not include assets of any employee
            benefit plan, other than a plan exempt from the coverage of ERISA.

      As used in this section 26(b), the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA, and the term "QPAM Exemption" means PTE 84-14 (issued March 13, 1984).

27.  Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and,
     -------------------------------------------------
unless explicitly provided otherwise therein, each of the other Operative Documents, including the validity hereof and thereof and the rights and obligations of the parties hereunder and thereunder, and all amendments and supplements hereof and thereof and all waivers and consents hereunder and thereunder, shall be construed in accordance with and governed by the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Each of the Companies, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in The Commonwealth of Massachusetts and consents to the jurisdiction of the courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or thereunder or with respect to the transactions contemplated hereby or thereby, and expressly waives any and all objections it may have as to venue in any such courts. Each of the Companies further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if sewed personally or by certified mail to it at its address referred to in section 23 or as otherwise provided under the laws of The Commonwealth of Massachusetts. Notwithstanding the foregoing, each of the Companies agrees that nothing contained in this section 27 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than The Commonwealth of Massachusetts. EACH OF THE COMPANIES IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST IT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

28.  Rule 144A. The Companies will take, or will cause to be taken, such action
     ---------
as any holder of Securities may reasonably request from time to time to facilitate any sale or disposition by any such holder of any Securities without registration under the Securities Act and/or any applicable securities laws within the limitation of the exemptions provided by any rule or regulation thereunder, including, without limitation, Rule 144A under the Securities Act.

29.  Miscellaneous. The headings in this Agreement and in each of the other
     -------------
Operative Documents are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof. This Agreement (together with the other Operative Documents) embodies the entire agreement and understanding between you and the Companies and supersedes all prior agreements and understandings relating to the subject matter hereof. Each covenant contained herein and in each of the other Operative Documents shall be construed (absent an express provision to the contrary) as being independent of each other covenant contained herein and therein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. If any provision in this Agreement or in any of the other Operative Documents refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable, whether such action is taken directly or indirectly by such Person. In case any provision in this Agreement or any of the other Operative Documents shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement and, unless explicitly provided otherwise therein, each of the other Operative Documents, may be executed in any number of counterparts and by the parties hereto or thereto, as the case may be, on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

        [The remainder of this page is intentionally left blank.]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this Agreement, whereupon it shall become a binding agreement under seal between you and the Companies. Please then return one of such counterparts to the Companies.

                                         Very truly yours,

                                         AVERSTAR, INC.


                                         By_____________________________________
                                                                         (Title)


                                         APOLLO HOLDING, INC.


                                         By_____________________________________
                                                                         (Title)


                                         INTERMETRICS, INC.


                                         By_____________________________________
                                                                         (Title)


                                         PACER INFOTEC, INC.


                                         By_____________________________________
                                                                         (Title)

The foregoing Agreement is hereby
agreed to as of the date thereof

[THE FOLLOWING ARE THE SIGNATURE
BLOCKS FOR EACH OF THE PURCHASERS
WHICH WILL APPEAR IN THE APPLICABLE
SECURITIES PURCHASE AGREEMENT
BETWEEN THE COMPANIES AND EACH SUCH
PURCHASER.]

MASSACHUSETTS MUTUAL LIFE
 INSURANCE COMPANY

By__________________________________
                             (Title)


MASSMUTUAL CORPORATE INVESTORS

By__________________________________
                             (Title)


The foregoing is executed on behalf of
MassMutual Corporate Investors,
organized under a Declaration of Trust,
dated September 13, 1985, as amended
from time to time. The obligations of
such Trust are not personally binding
upon, nor shall resort be had to the
property of, any of the Trustees,
shareholders, officers, employees or
agents of such Trust, but the Trust's
property only shall be bound.

MASSMUTUAL PARTICIPATION INVESTORS


By__________________________________
                             (Title)

The foregoing is executed on behalf of
MassMutual Participation Investors,
organized under a Declaration
of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

MASSMUTUAL CORPORATE VALUE
 PARTNERS LIMITED

By Massachusetts Mutual Life Insurance
   Company, as Investment Advisor

   By ____________________________
                            (Title)

                                AVERSTAR, INC.
                             APOLLO HOLDING, INC.
                              INTERMETRICS, INC.
                              PACER INFOTEC, INC.
                               23 Fourth Avenue
                        Burlington, Massachusetts 01803

                                                               February 27, 1998

MASSMUTUAL CORPORATE INVESTORS
1295 State Street
Springfield, Massachusetts 01111

Ladies and Gentlemen:

      AVERSTAR, INC., a Delaware corporation formerly named IP Technologies, Inc. (the "Holding Company"), APOLLO HOLDING, INC., a Delaware corporation ("Apollo"), INTERMETRICS, INC., a Delaware corporation ("Intermetrics") and PACER INFOTEC, INC., a Massachusetts corporation ("Pacer"), jointly and severally agree with you as follows. Certain terms used herein are defined in section 15.

1.    Background: Authorization of Securities: Other Purchasers: etc.
      ---------------------------------------------------------------

            (a) Pursuant to those certain Securities Purchase Agreements dated August 31, 1995, as amended by Amendment and Waiver of Securities Purchase Agreement dated "February , 1996" and Amendment and Waiver No. 2 of Securities Purchase Agreement dated "May , 1996" (the "Existing Securities Purchase Agreements"), among Apollo, Intermetrics (the successor by merger to IMT Acquisition Corp.), and each of the institutional investors named therein, (i) Apollo issued
                                                          -
      and sold: (A) 18,400 shares of its Non-Voting Class A Common Stock,
                 -
      $.00l par value (the "Apollo A Shares"), (B) 50,880 shares of its Non-
                                                -
      Voting Class B Common Stock, $.001 par value (the "Apollo B Shares"), and (C) its common stock purchase warrants (the "Apollo Warrants")
           -
      evidencing rights to purchase in the aggregate 132,347 shares of its Voting or Non-Voting Class D Common Stock, $.001 par value; and (ii)
                                                                       --
      Intermetrics issued and sold: (A) its Senior Term Notes due August
                                     -
      31, 2002 in the aggregate principal amount of $8,333,000 (the "Intermetrics Senior Term Notes"), (B) its Senior Revolving Credit
                                          -
      Notes due August 31, 2001 in the aggregate principal amount of $5,000,000 (the "Intermetrics

Senior Revolving Credit Notes") and (C) its 13% Senior Subordinated Notes due
                                     -
August 31, 2002 in the aggregate principal amount

                                AVERSTAR, INC.
                             APOLLO HOLDING, INC.
                              INTERMETRICS, INC.
                              PACER INFOTEC, INC.
                               23 Fourth Avenue
                        Burlington, Massachusetts 01803

                                                               February 27, 1998

MASSMUTUAL PARTICIPATION INVESTORS
1295 State Street
Springfield, Massachusetts 01111

Ladies and Gentlemen:

      AVERSTAR, INC., a Delaware corporation formerly named IP Technologies, Inc. (the "Holding Company"), APOLLO HOLDING, INC., a Delaware corporation ("Apollo"), INTERMETRICS, INC., a Delaware corporation ("Intermetrics") and PACER INFOTEC, INC., a Massachusetts corporation ("Pacer"), jointly and severally agree with you as follows. Certain terms used herein are defined in section 15.

1.    Background; Authorization of Securities; Other Purchasers; etc.
      ---------------------------------------------------------------

            (a) Pursuant to those certain Securities Purchase Agreements dated August 31, 1995, as amended by Amendment and Waiver of Securities Purchase Agreement dated "February __, 1996" and Amendment and Waiver No. 2 of Securities Purchase Agreement dated "May __,
      1996" (the "Existing Securities Purchase Agreements"), among Apollo, Intermetrics (the successor by merger to IMT Acquisition Corp.), and each of the institutional investors named therein, (i) Apollo issued
                                                          -
      and sold: (A) 18,400 shares of its Non-Voting Class A Common Stock,
                 -
      $.001 par value (the "Apollo A Shares"), (B) 50,880 shares of its Non-
                                                -
      Voting Class B Common Stock, $.001 par value (the "Apollo B Shares"), and (C) its common stock purchase warrants (the "Apollo Warrants")
           -
      evidencing rights to purchase in the aggregate 132,347 shares of its Voting or Non-Voting Class D Common Stock, $.001 par value; and (A)
                                                                       -
      Intermetrics issued and sold: (A) its Senior Term Notes due August
                                     -
      31, 2002 in the aggregate principal amount of $8,333,000 (the "Intermetrics Senior Term Notes"), (ii) its Senior Revolving Credit
                                          --
      Notes due August 31, 2001 in the aggregate principal amount of $5,000,000 (the "Intermetrics

      Senior Revolving Credit Notes") and (C) its 13% Senior Subordinated Notes
                                           -
      due August 31, 2002 in the aggregate principal amount

                                AVERSTAR, INC.
                             APOLLO HOLDING, INC.
                              INTERMETRICS, INC.
                              PACER INFOTEC, INC.
                               23 Fourth Avenue
                        Burlington, Massachusetts 01803

                                                               February 27, 1998

MASSMUTUAL CORPORATE VALUE
 PARTNERS LIMITED
1295 State Street
Springfield, Massachusetts 01111

Ladies and Gentlemen:

      AVERSTAR, INC., a Delaware corporation formerly named IP Technologies, Inc. (the "Holding Company"), APOLLO HOLDING, INC., a Delaware corporation ("Apollo"), INTERMETRICS, INC., a Delaware corporation ("Intermetrics") and PACER INFOTEC, INC., a Massachusetts corporation ("Pacer"), jointly and severally agree with you as follows. Certain terms used herein are defined in section 15.

1.    Background; Authorization of Securities; Other Purchasers; etc.
      ---------------------------------------------------------------

            (a) Pursuant to those certain Securities Purchase Agreements dated August 31, 1995, as amended by Amendment and Waiver of Securities Purchase Agreement dated "February __, 1996" and Amendment and Waiver No. 2 of Securities Purchase Agreement dated "May __,
      1996" (the "Existing Securities Purchase Agreements"), among Apollo, Intermetrics (the successor by merger to IMT Acquisition Corp.), and each of the institutional investors named therein, (i) Apollo issued
                                                          -
      and sold: (A) 18,400 shares of its Non-Voting Class A Common Stock,
                 -
      $.001 par value (the "Apollo A Shares"), (B) 50,880 shares of its Non-
                                                -
      Voting Class B Common Stock, $.001 par value (the "Apollo B Shares"), and (C) its common stock purchase warrants (the "Apollo Warrants")
           -
      evidencing rights to purchase in the aggregate 132,347 shares of its Voting or Non-Voting Class D Common Stock, $.001 par value; and (ii)
                                                                       --
      Intermetrics issued and sold: (A) its Senior Term Notes due August
                                     -
      31, 2002 in the aggregate principal amount of $8,333,000 (the "Intermetrics Senior Term Notes"), (B) its Senior Revolving Credit
                                          -
      Notes due August 31, 2001 in the aggregate principal amount of $5,000,000 (the "Intermetrics

Senior Revolving Credit Notes") and (C) its 13% Senior Subordinated Notes due
                                     -
August 31, 2002 in the aggregate principal amount